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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   FORM N-1A

                   REGISTRATION STATEMENT (NO. 2-17620) UNDER
                           THE SECURITIES ACT OF 1933


                        POST-EFFECTIVE AMENDMENT NO. 105


                                      AND

              REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY
                                  ACT OF 1940


                               AMENDMENT NO. 105


                              VANGUARD WORLD FUNDS
        (EXACT NAME OF REGISTRANT AS SPECIFIED IN DECLARATION OF TRUST)

                     P.O. BOX 2600, VALLEY FORGE, PA 19482
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)

                  REGISTRANT'S TELEPHONE NUMBER (610) 669-1000

                              HEIDI STAM, ESQUIRE
                                  P.O. BOX 876
                             VALLEY FORGE, PA 19482


                IT IS PROPOSED THAT THIS FILING BECOME EFFECTIVE
          ON SEPTEMBER 10, 2007 PURSUANT TO PARAGRAPH (B) OF RULE 485.



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

--------------------------------------------------------------------------------


VANGUARD/(R)/ EXTENDED DURATION TREASURY
INDEX FUND


>  Prospectus


SUBJECT TO COMPLETION
PRELIMINARY PROSPECTUS
DATED AUGUST 22, 2007


INSTITUTIONAL SHARES & INSTITUTIONAL PLUS SHARES

September 10, 2007

--------------------------------------------------------------------------------

                                                        [VANGUARD SHIP LOGO (R)]

--------------------------------------------------------------------------------



INFORMATION CONTAINED IN THIS PROSPECTUS IS SUBJECT TO COMPLETION OR AMENDMENT. A REGISTRATION STATEMENT FOR VANGUARD EXTENDED DURATION TREASURY INDEX FUND HAS BEEN FILED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION BUT HAS NOT YET BECOME EFFECTIVE. SHARES OF VANGUARD EXTENDED DURATION TREASURY INDEX FUND MAY NOT BE SOLD, NOR MAY OFFERS TO BUY BE ACCEPTED, PRIOR TO THE TIME THE REGISTRATION STATEMENT BECOMES EFFECTIVE. THIS COMMUNICATION SHALL NOT CONSTITUTE AN OFFER TO SELL, NOR SHALL THERE BE ANY SALE OF THESE SECURITIES IN ANY STATE IN WHICH SUCH OFFER, SOLICITATION, OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH STATE.



This is the Fund's initial prospectus, so it contains no financial data.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.
--------------------------------------------------------------------------------

Contents

-------------------------------------------------------------------------------
Fund Profile                       1       Investing With Vanguard         16
-------------------------------------------------------------------------------
An Introduction to Index Funds     4       Purchasing Shares               16
-------------------------------------------------------------------------------
More on the Fund                   5       Converting Shares               19
-------------------------------------------------------------------------------
 The Fund and Vanguard            11       Redeeming Shares                20
-------------------------------------------------------------------------------
 Investment Advisor               11       Exchanging Shares               22
-------------------------------------------------------------------------------
 Dividends, Capital Gains, and    12       Frequent-Trading Limits         23
 Taxes
-------------------------------------------------------------------------------
 Share Price                      15       Other Rules You Should Know     24
-------------------------------------------------------------------------------
                                           Fund and Account Updates        27
-------------------------------------------------------------------------------
                                           Contacting Vanguard             30
-------------------------------------------------------------------------------
                                           Glossary of Investment Terms    32
-------------------------------------------------------------------------------


WHY READING THIS PROSPECTUS IS IMPORTANT
This prospectus explains the investment objective, policies, strategies, and risks associated with the Fund. To highlight terms and concepts important to mutual fund investors, we have provided Plain Talk/(R)/ explanations along the way. Reading the prospectus will help you decide whether the Fund is the right investment for you. We suggest that you keep this prospectus for future reference.


The Fund is primarily intended for pension plans and other institutional investors that desire to closely match long-term liabilities with a portfolio of U.S. Treasury securities of similar long-term duration. Interest rate risk is expected to be extremely high for the Fund because it invests mainly in zero-coupon long-term bonds, which have prices that are very sensitive to interest rate changes. Because the Fund invests mainly in Treasury STRIPS with maturities ranging from 20 to 30 years, rising interest rates may cause the value of the Fund's investments to decline significantly. Prospective investors are urged to consult with their own advisors to determine the suitability of an investment in the Fund and the relationship of such an investment to their overall investment program and financial and tax positions.



SHARE CLASS OVERVIEW
This prospectus offers the Fund's Institutional Shares, which have an investment minimum of $5 million, and Institutional Plus Shares, which have an investment minimum of $100 million.

The Fund's separate share classes have different expenses; as a result, their investment performances will differ.

FUND PROFILE


INVESTMENT OBJECTIVE
The Fund seeks to track the performance of an index of extended-duration zero-coupon U.S. Treasury securities.


PRIMARY INVESTMENT STRATEGIES

The Fund employs a "passive management"--or indexing--investment approach designed to track the performance of the Lehman Brothers Treasury STRIPS 20-30 Year Equal Par Bond Index. This Index includes zero-coupon U.S. Treasury securities (Treasury STRIPS) with maturities ranging from 20 to 30 years. A Treasury STRIP represents a single coupon payment, or a single principal payment, from a U.S. Treasury security that has been "stripped" into separately tradable components.

The Fund invests by sampling the Index, meaning that it holds a range of securities that, in the aggregate, approximates the full Index in terms of key risk factors, including duration and other characteristics. All of the Fund's investments will be selected through the sampling process, and at least 80% of the Fund's assets will be invested in U.S. Treasury securities held in the Index. The Fund maintains a dollar-weighted average maturity and duration consistent with that of the Index, which generally ranges between 20 and 30 years. For additional information on the Fund's investment strategies, see More on the Fund.



PRIMARY RISKS
An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range, like the fluctuations of the overall bond market. The Fund's performance could be hurt by:


.. Interest rate risk, which is the chance that bond prices overall will decline because of rising interest rates. Interest rate risk is expected to be extremely high for the Fund because it invests mainly in zero-coupon long-term bonds, which have prices that are very sensitive to interest rate changes. Because the Fund invests mainly in Treasury STRIPS with maturities ranging from 20 to 30 years, rising interest rates may cause the value of the Fund's investments to decline significantly.


.. Index sampling risk, which is the chance that the securities selected for the Fund, in the aggregate, will not provide investment performance matching that of the Index. Index sampling risk for the Fund should be low.

PERFORMANCE/RISK INFORMATION

The Fund began operations on September 19, 2007, so performance information (including annual total returns and average annual total returns) for a full calendar year is not yet available.



FEES AND EXPENSES

The following table describes the fees and expenses you may pay if you buy and hold Institutional Shares or Institutional Plus Shares of the Fund. As is the case with all mutual funds, transaction costs incurred by the Fund for buying and selling securities are not reflected in the table. However, these costs are reflected in investment performance figures. The expenses shown under Annual Fund Operating Expenses are based on estimated amounts for the current fiscal year. The Fund has no operating history; actual operating expenses could be different.



SHAREHOLDER FEES
(Fees paid directly from your investment)
                                          Institutional   Institutional Plus
                                          Shares          Shares
-------------------------------------------------------------------------------
Sales Charge (Load) Imposed on Purchases  None            None
-------------------------------------------------------------------------------
Transaction Fee on Purchases              None/1/         None/1/
-------------------------------------------------------------------------------
Sales Charge (Load) Imposed on            None            None
Reinvested Dividends
-------------------------------------------------------------------------------
Redemption Fee                            None            None
-------------------------------------------------------------------------------


ANNUAL FUND OPERATING EXPENSES
(Expenses deducted from the Fund's assets)
                                          Institutional   Institutional Plus
                                          Shares          Shares
-------------------------------------------------------------------------------
Management Expenses                       0.09%           0.07%
-------------------------------------------------------------------------------
12b-1 Distribution Fee                    None            None
-------------------------------------------------------------------------------
Other Expenses                            0.02%           0.01%
-------------------------------------------------------------------------------
Total Annual Fund Operating Expenses      0.11%           0.08%
-------------------------------------------------------------------------------
1 A portfolio transaction fee of 0.20% may apply to aggregate purchases of more than $20 million by a single investor.

The following example is intended to help you compare the cost of investing in the Fund's Institutional Shares or Institutional Plus Shares with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. This example assumes that the Shares provides a return of 5% a year and that operating expenses match our estimates. The results apply whether or not you redeem your investment at the end of the given period.




                             1 Year     3 Years
-----------------------------------------------
Institutional Shares            $11      $35
-----------------------------------------------
Institutional Plus Shares         8       26
-----------------------------------------------



This example should not be considered to represent actual expenses or performance for the future. Actual future expenses may be higher or lower than those shown.


ADDITIONAL INFORMATION
--------------------------------------------------------------------------------------------
Investment Advisor           The Vanguard Group, Inc., Valley Forge, Pa., since inception
--------------------------------------------------------------------------------------------
Dividends and Capital Gains  Dividends are distributed in March, June, September, and
                             December; capital gains, if any, are distributed annually
                             in December.

--------------------------------------------------------------------------------------------
                             Institutional Shares         Institutional Plus Shares
--------------------------------------------------------------------------------------------
Inception Date               September 19, 2007           September 19, 2007
--------------------------------------------------------------------------------------------
Newspaper Abbreviation       ExtDurTresInst               ExtDurTreIntPl
--------------------------------------------------------------------------------------------
Vanguard Fund Number         1275                         1276
--------------------------------------------------------------------------------------------
CUSIP Number                 921910881                    921910808
--------------------------------------------------------------------------------------------
Ticker Symbol                VEDTX                        VEDIX
--------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
 PLAIN TALK ABOUT COSTS OF INVESTING

 Costs are an important consideration in choosing a mutual fund. That's because you, as a shareholder, pay the costs of operating a fund, plus any transaction costs incurred when the fund buys or sells securities. These costs can erode a substantial portion of the gross income or the capital appreciation a fund achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a fund's performance.
--------------------------------------------------------------------------------

AN INTRODUCTION TO INDEX FUNDS


WHAT IS INDEXING?
Indexing is an investment strategy for tracking the performance of a specified market benchmark, or "index." An index is an unmanaged group of securities whose overall performance is used as a standard to measure the investment performance of a particular market. There are many types of indexes. Some represent entire markets--such as the U.S. stock market or the U.S. bond market. Other indexes cover market segments--such as small-capitalization stocks or short-term bonds.

An index fund holds all, or a representative sample, of the securities that make up its target index. Index funds attempt to mirror what the target index does, for better or worse. However, an index fund does not always perform exactly like its target index. For example, like all mutual funds, index funds have operating expenses and transaction costs. Market indexes do not, and therefore will usually have a slight performance advantage over funds that track them.

Index funds typically have the following characteristics:

.. Variety of investments. Vanguard index funds generally invest in the securities of a wide variety of companies and industries.

.. Relative performance consistency. Because they seek to track market benchmarks, index funds usually do not perform dramatically better or worse than their benchmarks.

.. Low cost. Index funds are inexpensive to run, compared with actively managed funds. They have low or no research costs and typically keep trading activity--and thus dealer markups and other transaction costs--to a minimum.

MORE ON THE FUND

This prospectus describes the primary risks you would face as a Fund shareholder. It is important to keep in mind one of the main axioms of investing: The higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: The lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for fluctuations in the securities markets. Look for this [FLAG] symbol throughout the prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Fund shareholder.

The following sections explain the primary investment strategies and policies that the Fund uses in pursuit of its objective. The Fund's board of trustees, which oversees the Fund's management, may change investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. Note that the Fund's investment objective is not fundamental and may be changed without a shareholder vote. The Fund's policy of investing at least 80% of its assets in U.S. Treasury securities that are part of the target index may be changed only upon 60 days' notice to shareholders.


MARKET EXPOSURE

--------------------------------------------------------------------------------
 PLAIN TALK ABOUT TREASURY STRIPS

 A Treasury STRIP represents a single coupon payment, or a single principal payment, on a U.S. Treasury security that has been "stripped" into separately tradable components. For example, a newly issued 10-year U.S. Treasury note can be divided into 20 semiannual coupon payments (coupon STRIPS) and a single principal payment (principal STRIP). Treasury STRIPS are obligations of the U.S. Treasury and are backed by the full faith and credit of the United States.

 Treasury STRIPS are sometimes called zero-coupon securities because the only time an investor receives payment is at maturity. Consequently, these securities are more sensitive to changes in interest rates than coupon-bearing securities with the same maturity date. Treasury STRIPS are popular with pension funds and insurance companies because these securities have known cash values at maturity, which enables investors to closely match their liabilities with guaranteed payments from the U.S. Treasury. Because Treasury STRIPS do not pay interest, they are issued and sold at a discount to face value.

 Because Treasury STRIPS do not pay income and are purchased at an "original issue discount," the Fund may be required to distribute income dividends to shareholders that exceed the cash the Fund receives on its portfolio holdings. As a result, the Fund may need to liquidate assets, at potentially inopportune times, to satisfy its income dividend distribution requirements.
--------------------------------------------------------------------------------

[FLAG]
The Fund is subject to interest rate risk, which is the chance that bond prices overall will decline because of rising interest rates. Interest rate risk is expected to be extremely high for the Fund because it invests mainly in zero-coupon long-term bonds, which have prices that are very sensitive to interest rate changes. Because the Fund invests mainly in Treasury STRIPS with maturities ranging from 20 to 30 years, rising interest rates may cause the value of the Fund's investments to decline significantly.


Although bonds are often thought to be less risky than stocks, there have been periods when bond prices have fallen significantly because of rising interest rates. For instance, prices of long-term bonds fell by almost 48% between December 1976 and September 1981.

To illustrate the relationship between bond prices and interest rates, the following table shows the effect of a 1% and a 2% change (both up and down) in interest rates on the values of four noncallable bonds of different maturities, each with a market value of $1,000.

How Interest Rate Changes Affect the Value of a $1,000 Bond
                               After a 1%  After a 1%  After a 2%    After a 2%
Type of Bond (Maturity)          Increase    Decrease    Increase      Decrease
-------------------------------------------------------------------------------
Short-Term (2.5 years)/1/            $977      $1,024        $955      $1,048
-------------------------------------------------------------------------------
Intermediate-Term (10                 926       1,082         858       1,172
years)/1/
-------------------------------------------------------------------------------
Long-Term (20 years)/1/               884       1,137         786       1,299
-------------------------------------------------------------------------------
Long-Term Zero-Coupon (20             824       1,215         679       1,479
years)
-------------------------------------------------------------------------------
1 Assuming a 5% coupon.



These figures are for illustration only; you should not regard them as an indication of future performance of the bond market as a whole or the Fund in particular.

--------------------------------------------------------------------------------
 PLAIN TALK ABOUT BONDS AND INTEREST RATES

 As a rule, when interest rates rise, bond prices fall. The opposite is also true: Bond prices go up when interest rates fall. Why do bond prices and interest rates move in opposite directions? Let's assume that you hold a bond offering a 5% yield. A year later, interest rates are on the rise and bonds of comparable quality and maturity are offered with a 6% yield. With higher-yielding bonds available, you would have trouble selling your 5% bond for the price you paid--you would probably have to lower your asking price.
 On the other hand, if interest rates were falling and 4% bonds were being offered, you should be able to sell your 5% bond for more than you paid.
--------------------------------------------------------------------------------


Changes in interest rates will affect bond income as well as bond prices.

--------------------------------------------------------------------------------
 PLAIN TALK ABOUT BOND MATURITIES

 A bond is issued with a specific maturity date--the date when the issuer must pay back the bond's principal (face value). Bond maturities range from less than 1 year to more than 30 years. Typically, the longer a bond's maturity, the more price risk you, as a bond investor, face as interest rates rise--but also the higher yield you could receive. Longer-term bonds are more suitable for investors willing to take a greater risk of price fluctuations to get higher and more stable interest income. Shorter-term bond investors should be willing to accept lower yields and greater income variability in return for less fluctuation in the value of their investment.
--------------------------------------------------------------------------------


[FLAG]
The Fund is subject to index sampling risk, which is the chance that the securities selected for the Fund, in the aggregate, will not provide investment performance matching that of its Index. Index sampling risk for the Fund should be low.

The Fund is generally managed without regard to tax ramifications.


SECURITY SELECTION

Index sampling strategy. Because it could be very expensive and inefficient to buy and sell all securities held in its target index--which is an indexing strategy called "replication"--the Fund uses index "sampling" techniques to select securities. Using sophisticated computer programs, the Fund selects a representative sample of securities that approximates the full target index in terms of key risk factors and other characteristics. These factors include duration, cash flow, and quality of the underlying bonds. Because the Fund does not hold all issues in its target index, some of the issues that are held will likely be overweighted (or underweighted) compared with the target index.



Types of bonds. The Fund's target index is the Lehman Brothers Treasury STRIPS 20-30 Year Equal Par Bond Index. This index includes Treasury STRIPS with maturities ranging from 20 to 30 years. The index held 41 Treasury STRIPS as of July 31, 2007.



OTHER INVESTMENT POLICIES AND RISKS
The Fund will invest at least 80% of its assets in the U.S. Treasury securities held in its target index.

The Fund reserves the right to substitute a different index for the index it currently tracks if the current index is discontinued, if the Fund's agreement with the sponsor of its target index is terminated, or for any other reason determined in good faith by the Fund's board of trustees. In any such instance, the substitute index would measure a market segment similar to the current index.


[FLAG]
The Fund may invest in derivatives. In general, derivatives may involve risks different from, and possibly greater than, those of the Fund's other investments.


Generally speaking, a derivative is a financial contract whose value is based on the value of a financial asset (such as a stock, bond, or currency), a physical asset (such as gold), or a market index (such as the S&P 500 Index). The Fund may invest in derivatives only if the expected risks and rewards of the derivatives are consistent with the investment objective, policies, strategies, and risks of the Fund as disclosed in this prospectus. The advisor will not use derivatives to change the risks of the Fund as a whole as such risks are disclosed in this prospectus. In particular, derivatives will be used only where they may help the advisor:


.. Invest in eligible asset classes with greater efficiency and lower cost than is possible through direct investment;

.. Add value when these instruments are attractively priced; or

.. Adjust sensitivity to changes in interest rates.

The Fund's derivative investments may include fixed income futures contracts, fixed income options, total return swaps, or other derivatives. Losses (or gains) involving futures contracts can sometimes be substantial--in part because a relatively small price movement in a futures contract may result in an immediate and substantial loss (or gain) for a fund. Similar risks exist for other types of derivatives. In general, investments in derivatives have the potential to subject a fund to risks different from, and possibly greater than, those of the underlying securities, assets, or market indexes.

--------------------------------------------------------------------------------
 PLAIN TALK ABOUT DERIVATIVES

 Derivatives can take many forms. Some forms of derivatives, such as exchange-traded futures and options on securities, commodities, or indexes, have been trading on regulated exchanges for decades. These types of derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily. Nonstandardized derivatives (such as swap agreements), on the other hand, tend to be more specialized or complex, and may be harder to value.
--------------------------------------------------------------------------------


Vanguard may invest a small portion of the Fund's assets in shares of bond exchange-traded funds (ETFs). ETFs provide returns similar to those of the bonds listed in the index or in a subset of the index. Vanguard may purchase ETFs when doing so will reduce the Fund's transaction costs or add value because the instruments are favorably priced.


CASH MANAGEMENT
The Fund's daily cash balance may be invested in one or more Vanguard CMT Funds, which are very low cost money market funds. When investing in a Vanguard CMT Fund, the Fund bears its proportionate share of the at-cost expenses of the CMT Fund in which it invests.


FREQUENT TRADING OR MARKET-TIMING

Background. Some investors try to profit from strategies involving frequent trading of mutual fund shares, such as market-timing. For funds holding foreign securities, investors may try to take advantage of an anticipated difference between the price of the fund's shares and price movements in overseas markets, a practice also known as time-zone arbitrage. Investors also may try to engage in frequent trading of funds holding investments such as small-cap stocks and high-yield bonds. As money is shifted into and out of a fund by a shareholder engaging in frequent trading, a fund incurs costs for buying and selling securities, resulting in increased brokerage and administrative costs. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. In addition, frequent trading may interfere with an advisor's ability to efficiently manage the fund.

Policies to Address Frequent Trading. The Vanguard funds (other than money market funds, short-term bond funds, and Vanguard ETF(TM) Shares) do not knowingly accommodate frequent trading. The board of trustees of each Vanguard fund has adopted policies and procedures reasonably designed to detect and discourage frequent trading and, in some cases, to compensate the fund for the costs associated with it. Although there is no assurance that Vanguard will be able to detect or prevent frequent trading or market-timing in all circumstances, the following policies have been adopted to address these issues:

.. Each Vanguard fund reserves the right to reject any purchase request--including exchanges from other Vanguard funds--without notice and regardless of size. For example, a purchase request could be rejected if Vanguard determines that such purchase may negatively affect a fund's operation or performance or because of a history of frequent trading by the investor.

.. Each Vanguard fund (other than money market funds, short-term bond funds, and ETF Shares) generally prohibits, except as otherwise noted in the Investing With Vanguard section, an investor's purchases or exchanges into a fund account for 60 calendar days after the investor has redeemed or exchanged out of that fund account.

.. Certain Vanguard funds charge shareholders purchase and/or redemption fees on transactions.

See the Investing With Vanguard section of this prospectus for further details on Vanguard's transaction policies.

Each fund (other than money market funds), in determining its net asset value, will use fair-value pricing as described in the Share Price section. Fair-value pricing may reduce or eliminate the profitability of certain frequent-trading strategies.

Do not invest with Vanguard if you are a market-timer.


Turnover Rate
Although the Fund normally seeks to invest for the long term, the Fund may sell securities regardless of how long they have been held.

--------------------------------------------------------------------------------
 Plain Talk About Turnover Rate

 Turnover rates give an indication of how transaction costs, which are not included in the fund's expense ratio, could affect the fund's future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that dealer markups and other transaction costs will have on its return. Also, funds with high turnover rates may be more likely to generate capital gains that must be distributed to shareholders as taxable income.
--------------------------------------------------------------------------------

THE FUND AND VANGUARD


The Fund is a member of The Vanguard Group, a family of 36 investment companies with more than 140 funds holding assets in excess of $1 trillion. All of the funds that are members of The Vanguard Group share in the expenses associated with administrative services and business operations, such as personnel, office space, equipment, and advertising.


Vanguard also provides marketing services to the funds. Although shareholders do not pay sales commissions or 12b-1 distribution fees, each fund (or in the case of a fund with multiple share classes, each share class of the fund) pays its allocated share of The Vanguard Group's marketing costs.

--------------------------------------------------------------------------------
 PLAIN TALK ABOUT VANGUARD'S UNIQUE CORPORATE STRUCTURE

 The Vanguard Group is truly a mutual mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by management companies that may be owned by one person, by a group of individuals, or by investors who own the management company's stock. The management fees charged by these companies include a profit component over and above the companies' cost of providing services. By contrast, Vanguard provides services to its member funds on an at-cost basis, with no profit component, which helps to keep the funds' expenses low.
--------------------------------------------------------------------------------


INVESTMENT ADVISOR


The Vanguard Group, Inc. (Vanguard), P.O. Box 2600, Valley Forge, PA 19482, which began operations in 1975, serves as advisor to the Fund through its Fixed Income Group. As of March 31, 2007, Vanguard served as advisor for approximately $895 billion in assets. Vanguard manages the Fund on an at-cost basis, subject to the supervision and oversight of the trustees and officers of the Fund.

For a discussion of why the board of trustees approved the Fund's investment advisory arrangement, see the semiannual report to shareholders covering the fiscal period ending February 29, 2008, which will be available 60 days after that date.


GEORGE U. SAUTER is Chief Investment Officer and Managing Director of Vanguard. As Chief Investment Officer, he is responsible for the oversight of Vanguard's Quantitative Equity and Fixed Income Groups. The investments managed by these two groups include active quantitative equity funds, equity index funds, active bond funds, index bond funds, stable value portfolios, and money market funds. Since joining Vanguard in 1987, Mr. Sauter has been a key contributor to the development of Vanguard's stock indexing and active quantitative equity investment strategies. He received his A.B. in Economics from Dartmouth College and an M.B.A. in Finance from the University of Chicago.

ROBERT F. AUWAERTER is head of Fixed Income Portfolio Management and Principal of Vanguard. He has direct oversight responsibility for all money market funds, bond funds, and stable value portfolios managed by the Fixed Income Group. He has managed investment portfolios since 1978 and has been with Vanguard since 1981. He received his B.S. in Finance from The Wharton School of the University of Pennsylvania and an M.B.A. from Northwestern University.


--------------------------------------------------------------------------------
 PLAIN TALK ABOUT THE FUND'S PORTFOLIO MANAGERS

 The managers primarily responsible for the day-to-day management of the Fund are:

 KENNETH E. VOLPERT, CFA, Principal of Vanguard and head of Vanguard's Bond Index Group. He has worked in investment management since 1981; has managed portfolio investments since 1982 (for Vanguard since 1992); has co-managed the Fund since its inception. Education: B.S., University of Illinois; M.B.A., University of Chicago.

 GREGORY DAVIS, CFA, Principal of Vanguard. He has worked in investment management with Vanguard since 1999; has managed portfolio investments since 2000; and has co-managed the Fund since its inception. Education: B.S., The Pennsylvania State University; M.B.A., The Wharton School of the University
 of Pennsylvania.
--------------------------------------------------------------------------------



The Statement of Additional Information provides information about the portfolio manager's compensation, other accounts under management, and ownership of securities in the Fund.


DIVIDENDS, CAPITAL GAINS, AND TAXES


FUND DISTRIBUTIONS
The Fund distributes to shareholders virtually all of its net income (interest less expenses) as well as any net capital gains realized from the sale of its holdings. The Fund's income dividends accrue daily and are distributed quarterly; capital gains distributions generally occur annually in December. Because of the "original issue discount" on zero-coupon securities, the Fund may be required to distribute income dividends to shareholders that exceed the cash received by the Fund. In addition, the Fund may occasionally be required to make supplemental distributions at some other time during the year. You can receive distributions of income or capital gains in cash, or you can have them automatically reinvested in more shares of the Fund.

--------------------------------------------------------------------------------
 PLAIN TALK ABOUT DISTRIBUTIONS

 As a shareholder, you are entitled to your portion of a fund's income from interest as well as gains from the sale of investments. Income consists of interest the fund earns from its money market and bond investments. Capital gains are realized whenever the fund sells securities for higher prices than it paid for them. These capital gains are either short-term or long-term, depending on whether the fund held the securities for one year or less or for more than one year. You receive the fund's earnings as either a dividend or capital gains distribution.
--------------------------------------------------------------------------------



BASIC TAX POINTS
Vanguard will send you a statement each year showing the tax status of all your distributions. In addition, investors in taxable accounts should be aware of the following basic tax points:

.. Distributions are taxable to you for federal income tax purposes, whether or not you reinvest these amounts in additional Fund shares.

.. "Original issue discount" on a Treasury STRIP is generally treated as interest for federal income tax purposes, whether or not cash is actually received by the Fund.

.. Distributions declared in December--if paid to you by the end of January--are taxable for federal income tax purposes as if received in December.

.. Any dividend and short-term capital gains distributions that you receive are taxable to you as ordinary income for federal income tax purposes.

.. Any distributions of net long-term capital gains are taxable to you as long-term capital gains for federal income tax purposes, no matter how long you've owned shares in the Fund.

.. Capital gains distributions may vary considerably from year to year as a result of the Fund's normal investment activities and cash flows.

.. A sale or exchange of Fund shares is a taxable event. This means that you may have a capital gain to report as income, or a capital loss to report as a deduction, when you complete your federal income tax return.

.. Dividend and capital gains distributions that you receive, as well as your gains or losses from any sale or exchange of Fund shares, may be subject to state and local income taxes. Depending on your state's rules, however, any dividends attributable to interest earned on direct obligations of the U.S. government may be exempt from state and local taxes. Vanguard will notify you each year how much, if any, of your dividends may qualify for this exemption.

GENERAL INFORMATION

BACKUP WITHHOLDING. By law, Vanguard must withhold 28% of any taxable distributions or redemptions from your account if you do not:

.. Provide us with your correct taxpayer identification number;

.. Certify that the taxpayer identification number is correct; and

.. Confirm that you are not subject to backup withholding.

Similarly, Vanguard must withhold taxes from your account if the IRS instructs us to do so.


FOREIGN INVESTORS. Vanguard funds generally are not sold outside the United States, except to certain qualified investors. If you reside outside the United States, please consult our website at www.vanguard.com and review "Non-U.S. investors." Foreign investors should be aware that U.S. withholding and estate taxes may apply to any investments in Vanguard funds.


INVALID ADDRESSES. If a dividend or capital gains distribution check mailed to your address of record is returned as undeliverable, Vanguard will automatically reinvest all future distributions until you provide us with a valid mailing address.


TAX CONSEQUENCES. This prospectus provides general tax information only. If you are investing through a tax-deferred retirement account, such as an IRA, special tax rules apply. Please consult your tax advisor for detailed information about a fund's tax consequences for you.

--------------------------------------------------------------------------------
 PLAIN TALK ABOUT 'BUYING A CAPITAL GAIN'

 Unless you are investing through a tax-deferred retirement account (such as an IRA), you should consider avoiding a purchase of fund shares shortly before the fund makes a capital gains distribution, because doing so can cost you money in taxes. This is known as "buying a capital gain." For example: On December 15, you invest $5,000, buying 250 shares for $20 each. If the fund pays a distribution of $1 per share on December 16, its share price will drop to $19 (not counting market change). You still have only $5,000 (250 shares x $19 = $4,750 in share value, plus 250 shares x $1 = $250 in distributions), but you owe tax on the $250 distribution you received--even if you reinvest it in more shares. To avoid "buying a capital gain," check a fund's distribution schedule before you invest.
--------------------------------------------------------------------------------

SHARE PRICE

The Fund's share price, called its net asset value, or NAV, is calculated each business day as of the close of regular trading on the New York Stock Exchange, generally 4 p.m., Eastern time. NAV per share is computed by dividing the net assets allocated to each share class by the number of Fund shares outstanding for that class. On holidays or other days when the Exchange is closed, the NAV is not calculated, and the Fund does not transact purchase or redemption requests.

Debt securities held by a Vanguard fund are valued based on information furnished by an independent pricing service or market quotations. Certain short-term debt instruments used to manage a fund's cash are valued on the basis of amortized cost. The values of any mutual fund shares held by a fund are based on the NAVs of the underlying mutual funds (in the case of conventional share classes) or the market value of the shares (in the case of exchange-traded fund shares, such as ETF Shares).

When pricing-service information or reliable market quotations are not readily available, securities are priced at their fair value (the amount that the owner might reasonably expect to receive upon the current sale of a security). A fund also may use fair-value pricing (1) on bond market holidays when the fund is open for business (such as Columbus Day and Veterans Day), or (2) if the value of a security it holds has been materially affected by events occurring before the fund's pricing time but after 3 p.m., Eastern time (per industry standard, pricing services base bond prices on the 3 p.m. yield curve).

Fair-value prices are determined by Vanguard according to procedures adopted by the board of trustees. When fair-value pricing is employed, the prices of securities used by a fund to calculate its NAV may differ from quoted or published prices for the same securities.

Vanguard fund share prices can be found daily in the mutual fund listings of most major newspapers under various "Vanguard" headings.

INVESTING WITH VANGUARD

This section of the prospectus explains the basics of doing business with Vanguard. Be sure to carefully read each topic that pertains to your relationship with Vanguard. Vanguard reserves the right to change the following policies, without prior notice to shareholders.


PURCHASING SHARES


ACCOUNT MINIMUMS

TO OPEN AND MAINTAIN AN ACCOUNT. Institutional Shares--$5 million. Institutional Plus Shares--$100 million.

Vanguard institutional clients generally may meet the minimum investment amount by aggregating up to three separate accounts within the same Fund. This policy does not apply to clients receiving special administrative services from Vanguard, nor does this policy apply to omnibus accounts maintained by financial intermediaries.


TO ADD TO AN EXISTING ACCOUNT. $50 by Automatic Investment Plan; $100 by check, exchange, wire, or electronic bank transfer (other than Automatic Investment
Plan).

Vanguard reserves the right, without prior notice, to increase or decrease the minimum amount required to open, convert shares to, or maintain a fund account, or to add to an existing fund account.

Investment minimums may differ for certain categories of investors.


HOW TO PURCHASE SHARES
Be sure to check Exchanging Shares, Frequent-Trading Limits, and Other Rules You Should Know before initiating your request.


ONLINE TRANSACTIONS. You may open certain types of accounts, request an electronic bank transfer, and make an exchange (the purchase of shares in an open fund with the proceeds of a redemption from another fund) through our website at www.vanguard.com.


BY TELEPHONE. You may call Vanguard to request a purchase of shares by wire, by electronic bank transfer, or by an exchange. You may also begin the account registration process or request that the forms be sent to you. See Contacting Vanguard.


BY MAIL. You may send your check and account registration form to open a new fund account at Vanguard. To add to an existing fund account, you may send your check with an Invest-by-Mail form (from your account statement) or with a deposit slip (available online). You may also send a written request to Vanguard to add to a fund account or to make an exchange. The request must be in good order. See How to Make a Purchase Request: By check. For a list of Vanguard addresses, see Contacting Vanguard.

TRANSACTION FEE ON PURCHASES
The Fund reserves the right to charge a transaction fee of 0.20% to investors whose aggregate share purchases equal or exceed $20 million.


HOW TO MAKE A PURCHASE REQUEST

BY ELECTRONIC BANK TRANSFER. To establish the electronic bank transfer option, you must designate a bank account online, complete a special form, or fill out the appropriate section of your account registration form. You can then purchase shares by electronic bank transfer on a regular schedule (Automatic Investment
Plan) or whenever you wish. Your transaction can be initiated online, by telephone, or by mail if your request is in good order.


BY WIRE. Because wiring instructions vary for different types of purchases, please call Vanguard for instructions and policies on purchasing shares by wire. See Contacting Vanguard.


BY CHECK. You may send a check to make initial or additional purchases to your fund account. Also see How to Purchase Shares: By mail. Make your check payable to: Vanguard--"Fund # -. " For a list of Fund numbers (for share classes in this prospectus), see Contacting Vanguard.


TRADE DATES
You buy shares at a fund's next-determined NAV after Vanguard receives your purchase request in good order, including any special required documentation. For example, if your request is received by Vanguard before the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time), your shares are purchased at that day's NAV. This is known as your trade date.

For CHECK and WIRE purchases into all funds other than money market funds, and for exchanges into all funds: A purchase request received by Vanguard before the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time) will have a trade date of the same day, and a purchase request received after that time will have a trade date of the first business day following the date of receipt.

For CHECK purchases of money market funds only: A request received by Vanguard before the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time) will have a trade date of the first business day following the date of receipt. For a request received after that time, the trade date will be the second business day following the date of receipt. Because money market instruments must be purchased with federal funds and it takes a money market mutual fund one business day to convert check proceeds into federal funds, the trade date will always be one business day later than for other funds.

For an electronic bank transfer by AUTOMATIC INVESTMENT PLAN: Your trade date will be one business day before the date you designated for withdrawal from your bank account.


FOR AN ELECTRONIC BANK TRANSFER (other than an Automatic Investment Plan purchase): A purchase request received by Vanguard on a business day before 10 p.m., Eastern time, will have a trade date of the following business day.

For further information about purchase transactions, consult our website at www.vanguard.com or see Contacting Vanguard.


GOOD ORDER. The required information on your purchase request must be accurate and complete. See Other Rules You Should Know--Good Order. The requirements vary among types of accounts and transactions.


EARNING DIVIDENDS
You begin earning dividends on the business day following your trade date. When buying money market fund shares through a federal funds wire, however, you can begin earning dividends immediately by making a purchase request by telephone to Vanguard before 10:45 a.m., Eastern time (2 p.m., Eastern time, for Vanguard Prime Money Market Fund).


OTHER PURCHASE RULES YOU SHOULD KNOW

CHECK PURCHASES. All purchase checks must be written in U.S. dollars and drawn on a U.S. bank. Vanguard does not accept cash, traveler's checks, or money orders. In addition, to protect the funds from fraud, Vanguard may refuse "starter checks" and checks that are not made payable to Vanguard.


NEW ACCOUNTS. We are required by law to obtain from you certain personal information that we will use to verify your identity. If you do not provide the information, we may not be able to open your account. If we are unable to verify your identity, Vanguard reserves the right, without prior notice, to close your account or take such other steps as we deem reasonable.


PURCHASE REQUESTS. Vanguard reserves the right to stop selling shares or to reject any purchase request at any time and without prior notice, including, but not limited to, purchases requested by exchange from another Vanguard fund. This also includes the right to reject any purchase request because of a history of frequent trading by the investor or because the purchase may negatively affect a fund's operation or performance.


LARGE PURCHASES. Please call Vanguard before attempting to invest a large dollar amount.

NO CANCELLATIONS. Place your transaction requests carefully. Vanguard will not cancel any transaction request received by telephone or through Vanguard.com once it has been confirmed. In the case of written, wire, check, or automatic transaction requests, Vanguard will not cancel any transaction once it has been processed.


CONVERTING SHARES

A conversion between share classes of the same fund is a nontaxable event.

A conversion request (other than a request to convert to ETF Shares) received in good order by Vanguard before the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time) will have a trade date of the same day, and a conversion request received after that time will have a trade date of the first business day following the date of receipt. See Other Rules You Should Know. (Please contact Vanguard for information on conversions into ETF Shares.)


PRICING OF SHARE CLASS CONVERSIONS
If you convert from one class of shares to another, the transaction will be based on the respective net asset values of the separate classes on the trade date for the conversion. Consequently, a conversion may provide you with fewer shares or more shares than you originally owned, depending on that day's net asset values. At the time of conversion, the total dollar value of your "old" shares will equal the total dollar value of your "new" shares. However, subsequent share price fluctuations may decrease or increase the total dollar value of your "new" shares compared with that of your "old" shares.


CONVERSION FROM INSTITUTIONAL SHARES INTO INSTITUTIONAL PLUS SHARES
You are eligible for a self-directed conversion from Institutional Shares into Institutional Plus Shares of the Fund, provided that your account balance is at least $100 million.


MANDATORY CONVERSION INTO INSTITUTIONAL SHARES
If an investor no longer meets the requirements for Institutional Plus Shares, the Fund may automatically convert the investor's Institutional Plus Shares into Institutional Shares. A decline in the investor's account balance because of market movement may result in such a conversion. The Fund will notify the investor in writing before any mandatory conversion into Institutional Shares.

REDEEMING SHARES


HOW TO REDEEM SHARES
Be sure to check Exchanging Shares, Frequent-Trading Limits, and Other Rules You Should Know before initiating your request.


ONLINE TRANSACTIONS. You may redeem shares, request an electronic bank transfer, and make an exchange (the purchase of shares with the proceeds of a redemption from another fund) through our website at www.vanguard.com.

BY TELEPHONE. You may call Vanguard to request a redemption of shares by wire, by electronic bank transfer, by check, or by an exchange. See Contacting Vanguard.


BY MAIL. You may send a written request to Vanguard to redeem from a fund account or to make an exchange. The request must be in good order. See Contacting Vanguard.


HOW TO RECEIVE REDEMPTION PROCEEDS

BY ELECTRONIC BANK TRANSFER. To establish the electronic bank transfer option, you must designate a bank account online, complete a special form, or fill out the appropriate section of your account registration form. You can then redeem shares by electronic bank transfer on a regular schedule (Automatic Withdrawal Plan--$50 minimum) or whenever you wish ($100 minimum). Your transaction can be initiated online, by telephone, or by mail if your request is in good order.


BY WIRE. When redeeming from a money market fund or a bond fund, you may instruct Vanguard to wire your redemption proceeds ($1,000 minimum) to a previously designated bank account. Wire redemptions generally are not available for Vanguard's balanced or stock funds. The wire redemption option is not automatic; you must designate a bank account online, complete a special form, or fill out the appropriate section of your account registration form. Vanguard charges a $5 fee for wire redemptions under $5,000.


BY CHECK. Vanguard will normally mail you a redemption check within two business days of your trade date.


TRADE DATES
You redeem shares at a fund's next-determined NAV after Vanguard receives your redemption request in good order, including any special required documentation. For example, if your request is received by Vanguard before the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time), your shares are redeemed at that day's NAV. This is known as your trade date.

For CHECK redemptions and EXCHANGES from all funds: A request received by Vanguard before the close of regular trading on the New York Stock Exchange

(generally 4 p.m., Eastern time) will have a trade date of the same day, and a request received after that time will have a trade date of the first business day following the date of receipt.

For money market fund redemptions by WIRE: For telephone requests received by Vanguard before 10:45 a.m., Eastern time (2 p.m., Eastern time, for Vanguard Prime Money Market Fund), the redemption proceeds will leave Vanguard by the close of business that same day. For other requests received before 4 p.m., Eastern time, the redemption proceeds will leave Vanguard by the close of business on the following business day.


For bond fund redemptions by WIRE: For requests received by Vanguard before 4 p.m., Eastern time, the redemption proceeds will leave Vanguard by the close of business on the following business day.

For an electronic bank transfer by AUTOMATIC WITHDRAWAL PLAN: Proceeds of redeemed shares will be credited to your bank account two business days after your trade date. (The trade date is two business days prior to the date you designated for the proceeds to be in your bank account.)

For an ELECTRONIC BANK TRANSFER (other than an Automatic Withdrawal Plan redemption): A redemption request received by Vanguard before the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time) will have a trade date of the same day, and a redemption request received after that time will have a trade date of the first business day following the date of receipt.

For further information about redemption transactions, consult our website at www.vanguard.com or see Contacting Vanguard.


GOOD ORDER. The required information on your redemption request must be accurate and complete. See Other Rules You Should Know--Good Order. The requirements vary among types of accounts and transactions.


EARNING DIVIDENDS
Shares continue earning dividends until the business day following your trade date.


OTHER REDEMPTION RULES YOU SHOULD KNOW

DOCUMENTATION FOR CERTAIN ACCOUNTS. Special documentation may be required to redeem from certain types of accounts, such as trust, corporate, nonprofit, or retirement accounts. Please call us before attempting to redeem from these types of accounts.


POTENTIALLY DISRUPTIVE REDEMPTIONS. Vanguard reserves the right to pay all or part of a redemption in kind--that is, in the form of securities--if we reasonably believe that a cash redemption would negatively affect the fund's operation or performance or that the shareholder may be engaged in frequent trading. Under these circumstances, Vanguard also reserves the right to delay payment of the redemption proceeds for up to seven calendar days. By calling us before you attempt to redeem a large dollar amount, you may avoid in-kind or delayed payment of your redemption. Please see Frequent-Trading Limits for information about Vanguard's policies to limit frequent trading.


RECENTLY PURCHASED SHARES. Although you can redeem shares at any time, proceeds may not be made available to you until the fund collects payment for your purchase. This may take up to ten calendar days for shares purchased by check or by electronic bank transfer. If you have written a check on a fund with checkwriting privileges, that check may be rejected if your fund account does not have a sufficient available balance.


ADDRESS CHANGE. If you change your address online or by telephone, there may be a 15-day hold on online and telephone redemptions. Address-change confirmations are sent to both the old and new addresses.


PAYMENT TO A DIFFERENT PERSON OR ADDRESS. At your request, we can make your redemption check payable, or wire your redemption proceeds, to a different person or send it to a different address. However, this requires the written consent of all registered account owners and may require a signature guarantee. You can obtain a signature guarantee from most commercial and savings banks, credit unions, trust companies, or member firms of a U.S. stock exchange. A notary public cannot provide a signature guarantee.


NO CANCELLATIONS. Place your transaction requests carefully. Vanguard will not cancel any transaction request received by telephone or through Vanguard.com once it has been confirmed. In the case of written or automatic transaction requests, Vanguard will not cancel any transaction once it has been processed.


EMERGENCY CIRCUMSTANCES. Vanguard funds can postpone payment of redemption proceeds for up to seven calendar days. In addition, Vanguard funds can suspend redemptions and/or postpone payments of redemption proceeds beyond seven calendar days at times when the New York Stock Exchange is closed or during emergency circumstances, as determined by the SEC.


EXCHANGING SHARES

An exchange occurs when the assets redeemed from one Vanguard fund are used to purchase shares in an open Vanguard fund. You can make exchange requests online (through your account registered with Vanguard.com), by telephone, or by mail.

Please note that Vanguard reserves the right, without prior notice, to revise or terminate the exchange privilege, limit the amount of any exchange, or reject an exchange, at any time, for any reason.

FREQUENT-TRADING LIMITS

Because excessive transactions can disrupt management of a fund and increase the fund's costs for all shareholders, Vanguard places certain limits on frequent trading in the Vanguard funds. Each Vanguard fund (other than money market funds, short-term bond funds, and ETF Shares) limits an investor's purchases or exchanges into a fund account for 60 calendar days after the investor has redeemed or exchanged out of that fund account.

For Vanguard Retirement Investment Program pooled plans, the policy applies to exchanges made by participants online or by phone.

The policy does not apply to the following:

.. Purchases of shares with reinvested dividend or capital gains distributions.

.. Transactions through Vanguard's Automatic Investment Plan, Automatic Exchange Service, Direct Deposit Service, Automatic Withdrawal Plan, Required Minimum Distribution Service, and Vanguard Small Business Online/(R)/.

.. Redemptions of shares to pay fund or account fees.

.. Transaction requests submitted by mail to Vanguard from shareholders who hold their accounts directly with Vanguard. (Transactions submitted by fax or wire are not mail transactions and are subject to the policy.)

.. Transfers and re-registrations of shares within the same fund.

.. Purchases of shares by asset transfer or direct rollover.

.. Conversions of shares from one share class to another in the same fund.

.. Checkwriting redemptions.

.. Section 529 college savings plans.

.. Certain approved institutional portfolios and asset allocation programs, as well as trades made by Vanguard funds that invest in other Vanguard funds. (Please note that shareholders of Vanguard's funds of funds are subject to the policy.)

For participants in employer-sponsored defined contribution plans that are not serviced by Vanguard Small Business Services, the frequent-trading policy does not apply to:

.. Purchases of shares with participant payroll or employer contributions or loan repayments.

.. Purchases of shares with reinvested dividend or capital gains distributions.

.. Distributions, loans, and in-service withdrawals from a plan.

.. Redemptions of shares as part of a plan termination or at the direction of the plan.

.. Automated transactions executed during the first six months of a participant's enrollment in the Vanguard Managed Account Program.

.. Redemptions of shares to pay fund or account fees.

.. Share or asset transfers or rollovers.

.. Re-registrations of shares.

.. Conversions of shares from one share class to another in the same fund.


ACCOUNTS HELD BY INSTITUTIONS (OTHER THAN DEFINED CONTRIBUTION PLANS)
Vanguard will systematically monitor for frequent trading in institutional clients' accounts. If we detect suspicious trading activity, we will investigate and take appropriate action, which may include applying to a client's accounts the 60-day policy previously described, prohibiting a client's purchases of fund shares, and/or eliminating the client's exchange privilege.


ACCOUNTS HELD BY INTERMEDIARIES
When intermediaries establish accounts in Vanguard funds for their clients, we cannot always monitor the trading activity of individual clients. However, we review trading activity at the omnibus level, and if we detect suspicious activity, we will seek to investigate and take appropriate action. If necessary, Vanguard may prohibit additional purchases of fund shares by an intermediary or by certain of the intermediary's clients. Intermediaries may also monitor their clients' trading activities in the Vanguard funds.

For those Vanguard funds that charge purchase or redemption fees, intermediaries will be asked to assess purchase and redemption fees on shareholder and participant accounts and remit these fees to the funds. The application of purchase and redemption fees and frequent-trading policies may vary among intermediaries. There are no assurances that Vanguard will successfully identify all intermediaries or that intermediaries will properly assess purchase and redemption fees or administer frequent-trading policies. If you invest with Vanguard through an intermediary, please read that firm's materials carefully to learn of any other rules or fees that may apply.


OTHER RULES YOU SHOULD KNOW


VANGUARD.COM

REGISTRATION. If you are a registered user of Vanguard.com, you can use your personal computer to review your account holdings; to buy, sell, or exchange shares of most Vanguard funds; and to perform most other transactions. You must register for this service online.


ELECTRONIC DELIVERY. Vanguard can deliver your account statements, transaction confirmations, and fund financial reports electronically. If you are a registered user of Vanguard.com, you can consent to the electronic delivery of these documents by logging on and changing your mailing preference under "My Profile." You can revoke your electronic consent at any time, and we will begin to send paper copies of these documents within 30 days of receiving your notice.


TELEPHONE TRANSACTIONS

AUTOMATIC. When we set up your account, we'll automatically enable you to do business with us by telephone, unless you instruct us otherwise in writing.


TELE-ACCOUNT/(R)/. To conduct account transactions through Vanguard's automated telephone service, you must first obtain a Personal Identification Number (PIN). Call Tele-Account at 800-662-6273 to obtain a PIN, and allow seven days after requesting the PIN before using this service.


PROOF OF A CALLER'S AUTHORITY. We reserve the right to refuse a telephone request if the caller is unable to provide the requested information or if we reasonably believe that the caller is not an individual authorized to act on the account. Before we allow a caller to act on an account, we may request the following information:

.. Authorization to act on the account (as the account owner or by legal documentation or other means).

.. Account registration and address.

.. Social Security or employer identification number.

.. Fund name and account number, if applicable.

.. Other information relating to the caller, the account holder, or the account.


SUBJECT TO REVISION. We reserve the right, at any time without prior notice, to revise, suspend, or terminate the ability for any or all shareholders to transact or communicate with Vanguard by telephone.


GOOD ORDER
We reserve the right to reject any transaction instructions that are not in "good order." Good order generally means that your instructions include:

.. The fund name and account number.

.. The amount of the transaction (stated in dollars, shares, or percentage).

Written instructions also must include:

.. Signatures of all registered owners.

.. Signature guarantees, if required for the type of transaction.*

.. Any supporting legal documentation that may be required.

The requirements vary among types of accounts and transactions.

*Call Vanguard for specific signature-guarantee requirements.

Vanguard reserves the right, without prior notice, to revise the requirements for good order.


FUTURE TRADE-DATE REQUESTS
Vanguard does not accept requests to hold a purchase, conversion, redemption, or exchange transaction for a future date. All such requests will receive trade dates as previously described in Purchasing Shares, Converting Shares, and Redeeming Shares. Vanguard reserves the right to return future-dated checks.


ACCOUNTS WITH MORE THAN ONE OWNER
If an account has more than one owner or authorized person, Vanguard will accept telephone or online instructions from any one owner or authorized person.


RESPONSIBILITY FOR FRAUD
Vanguard will not be responsible for any account losses because of fraud if we reasonably believe that the person transacting business on an account is authorized to do so. Please take precautions to protect yourself from fraud. Keep your account information private, and immediately review any account statements that we send to you. It is important that you contact Vanguard immediately about any transactions you believe to be unauthorized.


UNCASHED CHECKS
Please cash your distribution or redemption checks promptly. Vanguard will not pay interest on uncashed checks.


UNUSUAL CIRCUMSTANCES
If you experience difficulty contacting Vanguard online, by telephone, or by Tele-Account, you can send us your transaction request by regular or express mail. See Contacting Vanguard for addresses.


INVESTING WITH VANGUARD THROUGH OTHER FIRMS
You may purchase or sell shares of most Vanguard funds through a financial intermediary, such as a bank, broker, or investment advisor.

Please see Frequent-Trading Limits--Accounts Held by Intermediaries for information about the assessment of redemption fees and monitoring of frequent trading for accounts held by intermediaries.

LOW-BALANCE ACCOUNTS
The Fund reserves the right to convert an investor's Institutional Plus Shares into Institutional Shares of the Fund if the investor's fund account balance falls below the minimum initial investment for any reason, including market fluctuation. In addition, the Fund reserves the right to liquidate an investor's Institutional Shares if the investor's fund account balance falls below the minimum initial investment for that share class. Any such conversion or redemption will be preceded by written notice to the investor.


RIGHT TO CHANGE POLICIES
In addition to the rights expressly stated elsewhere in this prospectus, Vanguard reserves the right to (1) alter, add, or discontinue any conditions of purchase (including eligibility requirements), redemption, exchange, conversion, service, or privilege at any time without prior notice; (2) accept initial purchases by telephone; (3) freeze any account and/or suspend account services when Vanguard has received reasonable notice of a dispute regarding the assets in an account, including notice of a dispute between the registered or beneficial account owners or when we reasonably believe a fraudulent transaction may occur or has occurred; (4) alter, impose, discontinue, or waive any redemption fee, account service fee, or other fees charged to a group of shareholders; and (5) redeem an account, without the owner's permission to do so, in cases of threatening conduct or suspicious, fraudulent, or illegal activity. Changes may affect any or all investors. These actions will be taken when, at the sole discretion of Vanguard management, we reasonably believe they are deemed to be in the best interest of a fund.


SHARE CLASSES
Vanguard reserves the right, without prior notice, to change the eligibility requirements of its share classes, including the types of clients who are eligible to purchase each share class.


FUND AND ACCOUNT UPDATES


CONFIRMATION STATEMENTS
We will send (or provide online, whichever you prefer) a confirmation statement confirming your trade date and the amount of your transaction when you buy, sell, exchange, or convert shares. However, we will not send confirmation statements reflecting only checkwriting redemptions or the reinvestment of dividends or capital gains distributions. For any month in which you had a checkwriting redemption, a Checkwriting Activity Statement will be sent to you itemizing the checkwriting redemptions for that month. Promptly review each confirmation statement that we send to you. It is important that you contact Vanguard immediately with any questions you may have about any transaction reflected on the confirmation statement.


PORTFOLIO SUMMARIES
We will send (or provide online, whichever you prefer) quarterly portfolio summaries to help you keep track of your accounts throughout the year. Each summary shows the market value of your account at the close of the statement period, as well as all distributions, purchases, redemptions, exchanges, transfers, and conversions for the current calendar year. Promptly review each summary that we send to you. It is important that you contact Vanguard immediately with any questions you may have about any transaction reflected on the summary.


TAX STATEMENTS
For most taxable accounts, we will send annual tax statements to assist you in preparing your income tax returns. These statements, which are generally mailed in January, will report the previous year's dividend and capital gains distributions, proceeds from the sale of shares, and distributions from IRAs and other retirement plans. These statements can be viewed online.


AVERAGE-COST REVIEW STATEMENTS
For most taxable accounts, average-cost review statements will accompany annual 1099B tax statements. These statements show the average cost of shares that you redeemed during the previous calendar year, using the average-cost single-category method, which is one of the methods established by the IRS.


ANNUAL AND SEMIANNUAL REPORTS
We will send (or provide online, whichever you prefer) financial reports about Vanguard Extended Duration Treasury Index Fund twice a year, in February and August. These comprehensive reports include overviews of the financial markets and provide the following specific Fund information:

.. Performance assessments and comparisons with industry benchmarks.

.. Financial statements with listings of Fund holdings.

Vanguard attempts to eliminate the unnecessary expense of duplicate mailings by sending just one report when two or more shareholders have the same last name and address. You may request individual reports by contacting our Client Services Department in writing, by telephone, or by e-mail.

PORTFOLIO HOLDINGS
We generally post on our website at www.vanguard.com, in the HOLDINGS section of the Fund's Profile page, a detailed list of the securities held by the Fund (under PORTFOLIO HOLDINGS), as of the most recent calendar-quarter-end. This list is generally updated within 30 days after the end of each calendar quarter. Vanguard may exclude any portion of these portfolio holdings from publication when deemed in the best interest of the Fund. These postings generally remain until replaced by new postings as previously described. Please consult the Fund's Statement of Additional Information or our website for a description of the policies and procedures that govern disclosure of the Fund's portfolio holdings.

CONTACTING VANGUARD



WEB
----------------------------------------------------------------------------------------
Vanguard.com            For the most complete source of Vanguard news
24 hours a day, 7 days  For fund, account, and service information
a week                  For most account transactions
                        For literature requests
----------------------------------------------------------------------------------------
PHONE

----------------------------------------------------------------------------------------
Vanguard                For automated fund and account information
Tele-Account/(R)   /    For exchange transactions (subject to limitations)
800-662-6273            Toll-free, 24 hours a day, 7 days a week
(ON-BOARD)
----------------------------------------------------------------------------------------
Investor Information    For fund and service information
800-662-7447 (SHIP)     For literature requests
(Text telephone for     Business hours only: Monday-Friday, 8 a.m. to 10 p.m.,
people with hearing     Eastern time; Saturday, 9 a.m. to 4 p.m., Eastern time
impairment at
800-952-3335)
----------------------------------------------------------------------------------------
Client Services         For account information
800-662-2739 (CREW)     For most account transactions
(Text telephone for     Business hours only: Monday-Friday, 8 a.m. to 10 p.m.,
people with hearing     Eastern time; Saturday, 9 a.m. to 4 p.m., Eastern time
impairment at
800-749-7273)
----------------------------------------------------------------------------------------
Institutional Division  For information and services for large institutional investors
888-809-8102            Business hours only
                        : Monday-Friday, 8:30 a.m. to 9 p.m.,
                        Eastern time
----------------------------------------------------------------------------------------
Intermediary Sales      For information and services for financial intermediaries
Support                 including broker-dealers, trust institutions, insurance
800-997-2798            companies, and financial advisors
                        Business hours only: Monday-Friday, 8:30 a.m. to 8 p.m.,
                        Eastern time
----------------------------------------------------------------------------------------

VANGUARD ADDRESSES

Please be sure to use the correct address, depending on your method of delivery. Use of an incorrect address could delay the processing of your transaction.


REGULAR MAIL (INDIVIDUALS)         The Vanguard Group
                                   P.O. Box 1110
                                   Valley Forge, PA 19482-1110
----------------------------------------------------------------------
REGULAR MAIL (INSTITUTIONS)        The Vanguard Group
                                   P.O. Box 2900
                                   Valley Forge, PA 19482-2900
----------------------------------------------------------------------
REGISTERED, EXPRESS, OR OVERNIGHT  The Vanguard Group
                                   455 Devon Park Drive
                                   Wayne, PA 19087-1815
----------------------------------------------------------------------



FUND NUMBERS
Please use the specific fund number when contacting us:



                                                               Institutional
                                         Institutional Shares     Plus Shares
-------------------------------------------------------------------------------
Vanguard Extended Duration Treasury                      1275            1276
Index Fund
-------------------------------------------------------------------------------






















Vanguard, Vanguard.com, Connect with Vanguard, Plain Talk, Vanguard Tele-Account, Tele-Account, Vanguard ETF, Vanguard Small Business Online, and the ship logo are trademarks of The Vanguard Group, Inc. All other marks are the exclusive property of their respective owners.

GLOSSARY OF INVESTMENT TERMS


ACTIVE MANAGEMENT. An investment approach that seeks to exceed the average returns of the financial markets. Active managers rely on research, market forecasts, and their own judgment and experience in selecting securities to buy and sell.


BOND. A debt security (IOU) issued by a corporation, government, or government agency in exchange for the money you lend it. In most instances, the issuer agrees to pay back the loan by a specific date and make regular interest payments until that date.


CAPITAL GAINS DISTRIBUTION. Payment to mutual fund shareholders of gains realized on securities that a fund has sold at a profit, minus any realized losses.


COUPON. The interest rate paid by the issuer of a debt security until its maturity. It is expressed as an annual percentage of the face value of the security.


DIVIDEND DISTRIBUTION. Payment to mutual fund shareholders of income from interest or dividends generated by a fund's investments.



DURATION. A measure of the sensitivity of bond--and bond fund--prices to interest rate movements. For example, if a bond has a duration of two years, its price would fall by approximately 2% when interest rates rose by 1%. On the other hand, the bond's price would rise by approximately 2% when interest rates fell by 1%.



EXPENSE RATIO. The percentage of a fund's average net assets used to pay its expenses during a fiscal year. The expense ratio includes management expenses--such as advisory fees, account maintenance, reporting, accounting, legal, and other administrative expenses--and any 12b-1 distribution fees. It does not include the transaction costs of buying and selling portfolio securities.


FACE VALUE. The amount to be paid at a bond's maturity; also known as the par value or principal.


FIXED INCOME SECURITY. An investment, such as a bond, representing a debt that must be repaid by a specified date, and on which the borrower must pay a fixed, variable, or floating rate of interest.


INCEPTION DATE. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund's investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.


INDEX. An unmanaged group of securities whose overall performance is used as a standard to measure the investment performance of a particular market.


NET ASSET VALUE (NAV). The market value of a mutual fund's total assets, minus liabilities, divided by the number of shares outstanding. The value of a single share is also called its share value or share price.

PASSIVE MANAGEMENT. A low-cost investment strategy in which a mutual fund attempts to track--rather than outperform--a specified market benchmark or "index"; also known as indexing.


PRINCIPAL. The face value of a debt instrument or the amount of money put into an investment.



SECURITIES. Stocks, bonds, money market instruments, and other investment vehicles.


TOTAL RETURN. A percentage change, over a specified time period, in a mutual fund's net asset value, assuming the reinvestment of all distributions of dividends and capital gains.


TREASURY STRIPS. An acronym for "separate trading of registered interest and principal securities." Treasury STRIPS are fixed income securities sold at a significant discount to face value and offer no interest payments because they mature at par.


VOLATILITY. The fluctuations in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations in its returns.


YIELD. Income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

                                                     [VANGUARD SHIP LOGO (R)]
                                                     Institutional Division
                                                     P.O. Box 2900
                                                     Valley Forge, PA 19482-2900
CONNECT WITH VANGUARD/(R)/ > www.vanguard.com

FOR MORE INFORMATION
If you would like more information about Vanguard Extended Duration Treasury Index Fund, the following documents are available free upon request:

ANNUAL/SEMIANNUAL REPORTS TO SHAREHOLDERS
Additional information about the Fund's investments will be available in the Fund's annual and semiannual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI provides more detailed information about the Fund.

The current SAI is incorporated by reference into (and is thus legally a part of) this prospectus.


To receive a free copy of the latest annual or semiannual report (once available) or the SAI, or to request additional information about the Fund or other Vanguard funds, please visit www.vanguard.com or contact us as follows:

If you are an individual investor:
The Vanguard Group
Investor Information Department
P.O. Box 2900
Valley Forge, PA 19482-2900
Telephone: 800-662-7447 (SHIP)
Text telephone for people with hearing impairment: 800-952-3335


If you are a client of Vanguard's Institutional Division:
The Vanguard Group
Institutional Investor Information Department
P.O. Box 2900
Valley Forge, PA 19482-2900
Telephone: 888-809-8102
Text telephone for people with hearing impairment: 800-952-3335

If you are a current Vanguard shareholder and would like information about your account, account transactions, and/or account statements, please call:
Client Services Department
Telephone: 800-662-2739 (CREW)
Text Telephone for people with hearing impairment: 800-749-7273


INFORMATION PROVIDED BY THE SECURITIES AND EXCHANGE COMMISSION (SEC)
You can review and copy information about the Fund (including the SAI) at the SEC's Public Reference Room in Washington, DC. To find out more about this public service, call the SEC at 202-551-8090. Reports and other information about the Fund are also available in the EDGAR database on the SEC's Internet site at www.sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-0102.

Fund's Investment Company Act file number: 811-1027
(C) 2007 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.

I1275 092007

VANGUARD/(R)/ EXTENDED DURATION
TREASURY ETF

>  Prospectus


SUBJECT TO COMPLETION
PRELIMINARY PROSPECTUS
DATED AUGUST 22, 2007


Exchange-traded fund shares that are not individually redeemable


September 10, 2007

                                             [SHIP LOGO][Vanguard/(R)/ Logo]



INFORMATION CONTAINED IN THIS PROSPECTUS IS SUBJECT TO COMPLETION OR AMENDMENT. A REGISTRATION STATEMENT FOR VANGUARD EXTENDED DURATION TREASURY INDEX FUND HAS BEEN FILED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION BUT HAS NOT YET BECOME EFFECTIVE. SHARES OF VANGUARD EXTENDED DURATION TREASURY INDEX FUND MAY NOT BE SOLD, NOR MAY OFFERS TO BUY BE ACCEPTED, PRIOR TO THE TIME THE REGISTRATION STATEMENT BECOMES EFFECTIVE. THIS COMMUNICATION SHALL NOT CONSTITUTE AN OFFER TO SELL, NOR SHALL THERE BE ANY SALE OF THESE SECURITIES IN ANY STATE IN WHICH SUCH OFFER, SOLICITATION, OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH STATE.




This is the Fund's initial prospectus, so it contains no financial data.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

CONTENTS

-------------------------------------------------------------------------------
ETF Profile                  1       Dividends, Capital Gains, and Taxes   18
-------------------------------------------------------------------------------
An Introduction to           5       Daily Pricing                         20
Vanguard ETF Shares
-------------------------------------------------------------------------------
More on the Fund and ETF     6       Glossary of Investment Terms          22
Shares

-------------------------------------------------------------------------------
The Fund and Vanguard       16
-------------------------------------------------------------------------------
Investment Advisor          17
-------------------------------------------------------------------------------



A NOTE TO INVESTORS
Vanguard ETF Shares can be purchased directly from the issuing Fund only in exchange for a basket of securities that is expected to be worth several million dollars. Most individual investors, therefore, will not be able to purchase ETF Shares directly from the Fund. Instead, these investors will purchase ETF Shares on the secondary market with the assistance of a broker. Thus, some of the information contained in this prospectus--such as information about purchasing and redeeming ETF Shares from the Fund and references to transaction fees imposed on purchases and redemptions--is not relevant to most individual investors.



The Fund is primarily intended for pension plans and other institutional investors that desire to closely match long-term liabilities with a portfolio of U.S. Treasury securities of similar long-term duration. Interest rate risk is expected to be extremely high for the Fund because it invests mainly in zero-coupon long-term bonds, which have prices that are very sensitive to interest rate changes. Because the Fund invests mainly in Treasury STRIPS with maturities ranging from 20 to 30 years, rising interest rates may cause the value of the Fund's investments to decline significantly. Prospective investors are urged to consult with their own advisors to determine the suitability of an investment in the Fund and the relationship of such an investment to their overall investment program and financial and tax positions.

ETF PROFILE--VANGUARD EXTENDED DURATION TREASURY ETF


The following profile summarizes key features of Vanguard Extended Duration Treasury ETF, an exchange-traded class of shares of Vanguard Extended Duration Treasury Index Fund.

INVESTMENT OBJECTIVE
The Fund seeks to track the performance of an index of extended-duration zero-coupon U.S. Treasury securities.

PRIMARY INVESTMENT STRATEGIES


The Fund employs a "passive management"--or indexing--investment approach designed to track the performance of the Lehman Brothers Treasury STRIPS 20-30 Year Equal Par Bond Index. This Index includes zero-coupon U.S. Treasury securities (Treasury STRIPS) with maturities ranging from 20 to 30 years. A Treasury STRIP represents a single coupon payment, or a single principal payment, from a U.S. Treasury security that has been "stripped" into separately tradable components.

The Fund invests by sampling the Index, meaning that it holds a range of securities that, in the aggregate, approximates the full Index in terms of key risk factors, including duration and other characteristics. All of the Fund's investments will be selected through the sampling process, and at least 80% of the Fund's assets will be invested in U.S. Treasury securities held in the Index. The Fund maintains a dollar-weighted average maturity consistent with that of the Index, which generally ranges between 20 and 30 years. For additional information on the Fund's investment strategies, see MORE ON THE FUND AND ETF SHARES.



PRIMARY RISKS
.. For Extended Duration Treasury ETF Shares, the total return, like bond prices generally, will fluctuate within a wide range, so an investor could lose money over short or even long periods.



.. Extended Duration Treasury ETF is subject to interest rate risk, which is the chance that bond prices overall will decline because of rising interest rates. Interest rate risk is expected to be extremely high for the Fund because it invests mainly in zero-coupon long-term bonds, which have prices that are very sensitive to interest rate changes. Because the Fund invests mainly in Treasury STRIPS with maturities ranging from 20 to 30 years, rising interest rates may cause the value of the Fund's investments to decline significantly.



.. Extended Duration Treasury ETF is subject to index sampling risk, which is the chance that the securities selected for the Fund, in the aggregate, will not provide investment performance matching that of the Index. Index sampling risk for the Fund should be low.

.. Extended Duration Treasury ETF is listed for trading on the American Stock Exchange (AMEX) and can be bought and sold on the secondary market at market prices. Although it is expected that the market price of a Vanguard Extended Duration Treasury ETF typically will approximate its net asset value, there may be times when the market price and the NAV differ significantly. Thus, you may pay more than NAV when buying Extended Duration Treasury ETF Shares on the secondary market, and you may receive less than NAV when you sell those shares.

.. Although Extended Duration Treasury ETF is listed for trading on the AMEX, it is possible that an active trading market may not develop or be maintained.

.. Trading of Extended Duration Treasury ETF Shares on the AMEX may be halted if AMEX officials deem such action appropriate, if Extended Duration Treasury ETF Shares are delisted from the AMEX, or if the activation of marketwide "circuit breakers" (which are tied to large decreases in stock prices) halts trading generally.

PERFORMANCE/RISK INFORMATION
The ETF Shares began operations on September 19, 2007, so performance information (including annual total returns and average annual total returns) for a full calendar year is not yet available.

FEES AND EXPENSES


The following table describes the fees and expenses you may pay if you buy and hold ETF Shares of the Fund. As is the case with all mutual funds, transaction costs incurred by the Fund for buying and selling securities are not reflected in the table. However, these costs are reflected in investment performance figures. The expenses shown under Annual Fund Operating Expenses are based on estimated amounts for the current fiscal year. The Fund has no operating history; actual operating expenses could be different.

SHAREHOLDER FEES
(Fees paid directly from your investment)
-------------------------------------------------------------------------------
Sales Charge (Load) Imposed on Purchases                            None
-------------------------------------------------------------------------------
Sales Charge (Load) Imposed on Reinvested Dividends                 None
-------------------------------------------------------------------------------
Transaction Fee on Purchases and Redemptions                        $50/1/
-------------------------------------------------------------------------------
Transaction Fee Imposed on Reinvested Dividends                     None
-------------------------------------------------------------------------------


ANNUAL FUND OPERATING EXPENSES
(Expenses deducted from the Fund's assets)
-------------------------------------------------------------------------------
Management Expenses                                                 0.12%
-------------------------------------------------------------------------------
12b-1 Distribution Fee                                              None
-------------------------------------------------------------------------------
Other Expenses                                                      0.02%
-------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                0.14%
-------------------------------------------------------------------------------
1 Fee for purchasing or redeeming one or more Creation Units with a prescribed basket. Investors purchasing or redeeming units with a nonconforming basket may be subject to an additional charge. The Fund reserves the right to exempt investors providing seed capital from the purchase transaction fee. An investor buying or selling Extended Duration Treasury ETF Shares on the secondary market will pay a commission to his or her broker in an amount established by the broker.



The following example is intended to help retail investors compare the cost of investing in Vanguard Extended Duration Treasury ETF with the cost of investing in other funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in Extended Duration Treasury ETF. This example assumes that Extended Duration Treasury ETF provides a return of 5% a year and that operating expenses match our estimates. This example does not include the brokerage commissions that retail investors will pay to buy and sell Extended Duration Treasury ETF Shares. It also does not include the transaction fees on purchases and redemptions of Creation Units, because these fees will not be imposed on retail investors.


1 Year        3 Years
----------------------------
$116           $152
----------------------------

The value of an Extended Duration Treasury ETF Creation Unit as of the date of this prospectus was approximately $5 million. Assuming an investment of $5 million, payment of the standard $50 transaction fee applicable to both the purchase and redemption of the Creation Unit, a 5% return each year, and no change in operating expenses, the total cost of holding an Extended Duration Treasury ETF Creation Unit would be $7,270 if the Creation Unit were redeemed after one year and $22,672 if redeemed after three years.



THIS EXAMPLE SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.



ADDITIONAL INFORMATION
-------------------------------------------------------------------------------------------------------
Investment Advisor                      The Vanguard Group, Inc., Valley Forge, Pa., since inception
-------------------------------------------------------------------------------------------------------
Dividends                               and Capital Gains Dividends are
                                        distributed in March, June, September,
                                        and December; capital gains, if any, are
                                        distributed annually in December.

-------------------------------------------------------------------------------------------------------
Inception Date                          September 19, 2007
-------------------------------------------------------------------------------------------------------
Number of Vanguard Extended Duration    50,000
Treasury ETF Shares in a Creation Unit

-------------------------------------------------------------------------------------------------------
Vanguard Fund Number                    930
-------------------------------------------------------------------------------------------------------
Cusip Number                            921910709
-------------------------------------------------------------------------------------------------------
AMEX Trading Symbol                     EDV
-------------------------------------------------------------------------------------------------------

AN INTRODUCTION TO VANGUARD ETF(TM) SHARES


WHAT ARE VANGUARD ETF SHARES?
Vanguard ETF Shares are an exchange-traded class of shares issued by certain Vanguard mutual funds. ETF Shares represent an interest in the portfolio of stocks or bonds held by the issuing fund. This prospectus describes Extended Duration Treasury ETF Shares, a class of shares issued by Vanguard Extended Duration Treasury Index Fund. In addition to ETF Shares, the Fund offers two conventional (not exchange-traded) classes of shares. This prospectus, however, relates only to ETF Shares.

HOW ARE ETF SHARES DIFFERENT FROM CONVENTIONAL MUTUAL FUND SHARES? Conventional mutual fund shares are bought from and redeemed with the issuing fund for cash at a net asset value (NAV) typically calculated once a day. ETF Shares, by contrast, cannot be purchased from or redeemed with the issuing fund except by or through Authorized Participants (defined below), and then only for an in-kind basket of securities.

An organized trading market is expected to exist for ETF Shares, unlike conventional mutual fund shares, because ETF Shares are listed for trading on the American Stock Exchange (AMEX). Investors can purchase and sell ETF Shares on the secondary market through a broker. Secondary-market transactions occur not at NAV, but at market prices that change throughout the day, based on the supply of, and demand for, ETF Shares and on changes in the prices of the fund's portfolio holdings.

The market price of a fund's ETF Shares will differ somewhat from the NAV of those shares. The difference between market price and NAV is expected to be small most of the time, but in times of extreme market volatility the difference may become significant.

HOW DO I BUY AND SELL ETF SHARES?


The Fund issues and redeems ETF Shares only in bundles of 50,000 shares. These bundles are known as "Creation Units." To purchase or redeem a Creation Unit, you must be an Authorized Participant or you must do so through a broker that is an Authorized Participant. An Authorized Participant is a participant in the Depository Trust Company that has executed a Participant Agreement with the fund's Distributor. Vanguard will provide a list of Authorized Participants upon request. Because Creation Units can be purchased only in exchange for a basket of securities likely to cost millions of dollars, it is expected that only a limited number of institutional investors will purchase and redeem ETF Shares directly with an issuing fund.

Investors who cannot afford to purchase a Creation Unit can purchase ETF Shares on the secondary market through a broker. Investors wishing to sell less than a Creation Unit-size number of ETF Shares similarly can do so through a broker. For information about buying or selling ETF Shares in a secondary-market transaction, please contact your broker.



When you buy or sell ETF Shares on the secondary market, your broker will charge a commission. You will also incur the cost of the "bid-asked spread," which is the difference between the price a dealer will pay for a security and the somewhat higher price at which the dealer will sell the same security. In addition, because secondary-market transactions occur at market prices, you may pay more or less than NAV when you buy ETF Shares, and receive more or less than NAV when you sell those shares.



MORE ON THE FUND AND ETF SHARES



The following sections explain the primary investment strategies and policies that the Fund uses in pursuit of its objective. Look for this [FLAG LOGO] symbol throughout the prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Fund shareholder. The Fund's board of trustees, which oversees the Fund's management, may change investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. Note that the Fund's investment objective is not fundamental and may be changed without a shareholder vote. However, the Fund's policy of investing at least 80% of its assets in U.S. Treasury securities that are part of the target index may be changed only upon 60 days' notice to shareholders.

MARKET EXPOSURE


--------------------------------------------------------------------------------
 PLAIN TALK ABOUT TREASURY STRIPS

 A Treasury STRIP represents a single coupon payment, or a single principal payment, on a U.S. Treasury security that has been "stripped" into separately tradable components. For example, a newly issued 10-year U.S. Treasury note can be divided into 20 semiannual coupon payments (coupon STRIPS) and a single principal payment (principal STRIP). Treasury STRIPS are obligations of the U.S. Treasury and are backed by the full faith and credit of the United States.

 Treasury STRIPS are sometimes called zero-coupon securities because the only time an investor receives payment is at maturity. CONSEQUENTLY, THESE SECURITIES ARE MORE SENSITIVE TO CHANGES IN INTEREST RATES THAN COUPON-BEARING SECURITIES WITH THE SAME MATURITY DATE. Treasury STRIPS are popular with pension funds and insurance companies because these securities have known cash values at maturity, which enables investors to closely match their liabilities with guaranteed payments from the U.S. Treasury. Because Treasury STRIPS do not pay interest, they are issued and sold at a discount to face value.

 Because Treasury STRIPS do not pay income and are purchased at an "original issue discount," the Fund may be required to distribute income dividends to shareholders that exceed the cash the Fund receives on its portfolio holdings. As a result, the Fund may need to liquidate assets, at potentially inopportune times, to satisfy its income dividend distribution requirements.

--------------------------------------------------------------------------------



[FLAG LOGO]

The Fund is subject to interest rate risk, which is the chance that bond prices overall will decline because of rising interest rates. Interest rate risk is expected to be extremely high for the Fund because it invests mainly in zero-coupon long-term bonds, which have prices that are very sensitive to interest rate changes. Because the Fund invests mainly in Treasury STRIPS with maturities ranging from 20 to 30 years, rising interest rates may cause the value of the Fund's investments to decline significantly.



Although bonds are often thought to be less risky than stocks, there have been periods when bond prices have fallen significantly because of rising interest rates. For instance, prices of long-term bonds fell by almost 48% between December 1976 and September 1981.

To illustrate the relationship between bond prices and interest rates, the following table shows the effect of a 1% and a 2% change (both up and down) in interest rates on the values of four noncallable bonds of different maturities, each with a market value of $1,000.

HOW INTEREST RATE CHANGES AFFECT THE VALUE OF A $1,000 BOND

                               After a 1%  After a 1%  After a 2%    After a 2%
Type of Bond (Maturity)          Increase    Decrease    Increase      Decrease
-------------------------------------------------------------------------------
Short-Term (2.5 years)/1/            $977      $1,024        $955      $1,048
-------------------------------------------------------------------------------
Intermediate-Term (10 years)/1/       926       1,082         858       1,172
-------------------------------------------------------------------------------
Long-Term (20 years)/1/               884       1,137         786       1,299
-------------------------------------------------------------------------------
Long-Term Zero-Coupon (20 years)      824       1,215         679       1,479
-------------------------------------------------------------------------------
1 Assuming a 5% coupon.

These figures are for illustration only; you should not regard them as an indication of future performance of the bond market as a whole or the Fund in particular.

--------------------------------------------------------------------------------
 PLAIN TALK ABOUT BONDS AND INTEREST RATES

 As a rule, when interest rates rise, bond prices fall. The opposite is also true: Bond prices go up when interest rates fall. Why do bond prices and interest rates move in opposite directions? Let's assume that you hold a bond offering a 5% yield. A year later, interest rates are on the rise and bonds of comparable quality and maturity are offered with a 6% yield. With higher-yielding bonds available, you would have trouble selling your 5% bond for the price you paid--you would probably have to lower your asking price. On the other hand, if interest rates were falling and 4% bonds were being offered, you should be able to sell your 5% bond for more than you paid.

--------------------------------------------------------------------------------


Changes in interest rates will affect bond income as well as bond prices.

--------------------------------------------------------------------------------
 PLAIN TALK ABOUT BOND MATURITIES

 A bond is issued with a specific maturity date--the date when the issuer must pay back the bond's principal (face value). Bond maturities range from less than 1 year to more than 30 years. Typically, the longer a bond's maturity, the more price risk you, as a bond investor, face as interest rates rise--but also the higher yield you could receive. Longer-term bonds are more suitable for investors willing to take a greater risk of price fluctuations to get higher and more stable interest income. Shorter-term bond investors should be willing to accept lower yields and greater income variability in return for less fluctuation in the value of their investment.

--------------------------------------------------------------------------------


[FLAG LOGO]
The Fund is subject to index sampling risk, which is the chance that the securities selected for the Fund, in the aggregate, will not provide investment performance matching that of its Index. Index sampling risk for the Fund should be low.

The Fund is generally managed without regard to tax ramifications.

SECURITY SELECTION

INDEX SAMPLING STRATEGY. Because it could be very expensive and inefficient to buy and sell all securities held in its target index--which is an indexing strategy called "replication"--the Fund uses index "sampling" techniques to select securities. Using sophisticated computer programs, the Fund selects a representative sample of securities that approximates the full target index in terms of key risk factors and other characteristics. These factors include duration, cash flow, and quality of the underlying bonds. Because the Fund does not hold all issues in its target index, some of the issues that are held will likely be overweighted (or underweighted) compared with the target index.



TYPES OF BONDS. The Fund's target index is the Lehman Brothers Treasury STRIPS 20-30 Year Equal Par Bond Index. This index includes Treasury STRIPS with maturities ranging from 20 to 30 years. The index held 41 Treasury STRIPS as of July 31, 2007.



CASH MANAGEMENT
The Fund's daily cash balance may be invested in one or more Vanguard CMT Funds, which are very low-cost money market funds. When investing in a Vanguard CMT Fund, the Fund bears its proportionate share of the at-cost expenses of the CMT Fund in which it invests.

SPECIAL RISKS OF EXCHANGE-TRADED SHARES

[FLAG LOGO]
ETF SHARES ARE NOT INDIVIDUALLY REDEEMABLE. They can be redeemed with the issuing Fund at NAV only in large blocks known as Creation Units. You would incur brokerage costs in purchasing enough ETF Shares to constitute a Creation Unit.

[FLAG LOGO]
THE MARKET PRICE OF ETF SHARES MAY DIFFER FROM NET ASSET VALUE. Vanguard ETF Shares are listed for trading on the AMEX and can be bought and sold on the secondary market at market prices. Although it is expected that the market price of an ETF Share typically will approximate its net asset value (NAV), there may be times when the market price and the NAV differ significantly. Thus, you may pay more than NAV when you buy ETF Shares on the secondary market, and you may receive less than NAV when you sell those shares.

The market price of ETF Shares, like the price of any exchange-traded security, includes a "bid-asked spread" charged by the exchange specialist and other market-makers that cover the particular security. In times of severe market disruption, the bid-asked spread can increase significantly. This means that ETF Shares are most likely to be traded at a discount to NAV, and the discount is likely to be greatest, when the price of ETF Shares is falling fastest--and this may be the time that you most want to sell ETF Shares.

NOTE: Vanguard's website will show the prior day's closing NAV and closing market price for the Fund's ETF Shares. The website also will disclose how frequently the Fund's ETF Shares traded at a premium or discount to NAV (based on closing NAVs and market prices) and the magnitudes of such premiums and discounts.

[FLAG LOGO]
AN ACTIVE TRADING MARKET MAY NOT EXIST. Although Vanguard ETF Shares are listed on the AMEX, it is possible that an active trading market may not develop or be maintained.

[FLAG LOGO]
TRADING MAY BE HALTED. Trading of Vanguard ETF Shares on the AMEX will be halted whenever trading in equity securities generally is halted by the activation of marketwide "circuit breakers," which are tied to large decreases in the Dow Jones Industrial Average. Trading of ETF Shares also will be halted if (1) the shares are delisted from the AMEX without first being listed on another exchange, or (2) AMEX officials determine that such action is appropriate in the interest of a fair and orderly market or to protect investors.

Note: If trading of ETF Shares on the AMEX is halted, eligible investors (see the following section) will still be able to purchase Creation Units of ETF Shares directly from an issuing Fund and redeem such units with the Fund.

PURCHASING VANGUARD ETF SHARES FROM AN ISSUING FUND
You can purchase ETF Shares from an issuing Fund if you meet the following criteria and comply with the following procedures:

.. ELIGIBLE INVESTORS. To purchase ETF Shares from the Fund, you must be an Authorized Participant or you must purchase through a broker that is an Authorized Participant. An Authorized Participant is a participant in the Depository Trust Company (DTC) that has executed a Participant Agreement with the Fund's Distributor. Most Authorized Participants are expected to be brokerage firms.



.. CREATION UNITS. You must purchase ETF Shares in large blocks known as "Creation Units." The number of ETF Shares in a Creation Unit is 50,000. The Fund will not issue fractional Creation Units.



.. IN-KIND CREATION BASKET. To purchase a Creation Unit-size block of ETF Shares, you must deposit with the Fund a basket of securities. Each business day, after the close of trading on the AMEX, the Fund's advisor will make available, on the National Securities Clearing Corporation (NSCC) bulletin board, a list identifying the name and number of shares of each security to be included in the next business day's creation basket (each, a "Deposit Security"). In addition, the Fund reserves the right to permit or require purchasers to tender a nonconforming basket, including a basket that contains cash in lieu of any Deposit Security, when necessary or appropriate.

.. PURCHASE BALANCING AMOUNT. In addition to tendering the prescribed basket of Deposit Securities, you will either pay to, or receive from, the Fund an amount of cash (the Purchase Balancing Amount) equal to the difference between the NAV of a Creation Unit and the value of the Deposit Securities. The Purchase Balancing Amount ensures that the consideration paid by an investor for a Creation Unit is exactly equal to the value of the Creation Unit. The Fund's advisor will publish, on a daily basis, information about the previous day's Purchase Balancing Amount. You also must pay a transaction fee in cash. The Purchase Balancing Amount and the transaction fee, taken together, are referred to as the "Cash Component."

.. PLACEMENT AND TIMING OF PURCHASE ORDERS. To initiate a purchase order for a Creation Unit, an Authorized Participant must submit an order in proper form to the Distributor. Authorized Participants must transmit orders using a transmission method acceptable to the Distributor pursuant to procedures set forth in the Participant Agreement. Purchase orders must be received by the Distributor prior to the closing time of the regular trading session of the NYSE (ordinarily 4 p.m., Eastern time) in order to receive that day's NAV.



.. TRANSACTION FEE ON PURCHASES OF CREATION UNITS. The Fund imposes a transaction fee on each purchase of Creation Units. When purchasing units of Extended Duration Treasury ETF Shares with the prescribed creation basket, the fee is $50, regardless of the number of units purchased. The transaction fee is paid to the Fund, not to Vanguard or a third party. It protects the shareholders of the Fund from the costs associated with issuing Creation Units. An investor permitted to purchase Creation Units of the Fund with a nonconforming creation basket may be subject to an additional charge commensurate with the additional cost to the Fund, which will be disclosed prior to acceptance of the purchase order.



REDEEMING VANGUARD ETF SHARES WITH AN ISSUING FUND
The redemption process is essentially the reverse of the purchase process.

.. ELIGIBLE INVESTORS. To redeem ETF Shares with a Fund, you must be an Authorized Participant or you must redeem through a broker that is an Authorized Participant.



.. CREATION UNITS. To redeem ETF Shares with a Fund, you must tender the shares in Creation Unit-size blocks of 50,000 shares.



.. IN-KIND REDEMPTION PROCEEDS. Redemption proceeds will be paid in kind with a basket of securities (Redemption Securities). In most cases, the Redemption Securities you receive will be the same as the Deposit Securities required of investors purchasing Creation Units on the same day. There will be times, however, when the Deposit and Redemption Securities differ. The name and number of the Redemption Securities in the redemption basket will be available on the NSCC bulletin board. In addition, each ETF Fund reserves the right to deliver a nonconforming redemption basket when necessary or appropriate.

.. REDEMPTION BALANCING AMOUNT. Depending on whether the NAV of a Creation Unit is higher or lower than the value of the securities in the redemption basket, you will either receive from or pay to the Fund a Redemption Balancing Amount in cash. If you are due to receive a Redemption Balancing Amount, the amount you actually receive will be reduced by the amount of the applicable transaction fee.

.. PLACEMENT AND TIMING OF REDEMPTION ORDERS. To initiate a redemption order for a Creation Unit, an Authorized Participant must submit an order in proper form to the Distributor. Authorized Participants must transmit orders using a transmission method acceptable to the Distributor pursuant to procedures set forth in the Participation Agreement. Except as otherwise noted, redemption orders must be received by the Distributor prior to the closing time of the regular trading session of the NYSE (ordinarily 4 p.m., Eastern time) in order to receive that day's NAV.



.. TRANSACTION FEE ON REDEMPTION OF CREATION UNITS. The Fund imposes a transaction fee of $50 on each redemption of Creation Units, regardless of the number of units redeemed. The transaction fee is paid to the Fund and protects existing shareholders of the Fund from the costs associated with the redeeming Creation Units. For Creation Unit redemptions, unlike purchases, the Fund does not impose an additional charge on investors who receive a nonconforming redemption basket.

PURCHASING AND SELLING VANGUARD ETF SHARES ON THE SECONDARY MARKET You can buy and sell ETF Shares on the secondary market in the same way you buy and sell any other exchange-traded security--through a broker. In most cases, the broker will charge you a commission to execute the transaction. The price at which you buy or sell ETF Shares (i.e., the market price) may be more or less than the NAV of the shares. Unless imposed by your broker, there is no minimum dollar amount you must invest and no minimum number of ETF Shares you must buy.

FREQUENT TRADING AND MARKET-TIMING
Unlike frequent trading of a Vanguard fund's conventional (i.e., not exchange-traded) classes of shares, frequent trading of ETF Shares does not disrupt portfolio management, increase the fund's trading costs, lead to realization of capital gains, or otherwise harm fund shareholders. The vast majority of trading in ETF Shares occurs on the secondary market. Because these trades do not involve the issuing fund directly, they do not harm the fund or its shareholders. A few institutional investors are authorized to purchase and redeem ETF Shares directly with the issuing fund. Because these trades are effected in-kind (i.e., for securities and not for cash), they do not cause any of the harmful effects (as previously noted) that may result from frequent cash trades. Moreover, transaction fees are imposed on in-kind purchases and redemptions of ETF Shares to cover the custodial and other costs incurred by the fund in effecting in-kind trades. For these reasons, the board of trustees of each fund that issues ETF Shares has determined that it is not necessary to adopt policies and procedures to detect and deter frequent trading and market-timing of ETF Shares.

PORTFOLIO HOLDINGS
We generally post on our website at www.vanguard.com, in the HOLDINGS section of the Fund's Profile page, a detailed list of the securities held by the Fund (under PORTFOLIO HOLDINGS), as of the most recent calendar-quarter-end. This list is generally updated within 30 days after the end of each calendar quarter. Vanguard may exclude any portion of these portfolio holdings from publication when deemed in the best interest of the Fund. Please consult the Fund's Statement of Additional Information or our website for a description of the policies and procedures that govern disclosure of the Fund's portfolio holdings.

PRECAUTIONARY NOTES
A PRECAUTIONARY NOTE TO RETAIL INVESTORS: The DTC or its nominee will be the registered owner of all outstanding ETF Shares. Your ownership of ETF Shares will be shown on the records of the DTC and the DTC Participant broker through which you hold the shares. Vanguard will not have any record of your ownership. Your account information will be maintained by your broker, which will provide you with account statements, confirmations of your purchases and sales of ETF Shares, and tax information. Your broker also will be responsible for distributing income and capital gains distributions and for ensuring that you receive shareholder reports and other communications from the Fund whose ETF Shares you own. You will receive other services (e.g., dividend reinvestment and average cost information) only if your broker offers these services.

A PRECAUTIONARY NOTE TO PURCHASERS OF CREATION UNITS: You should be aware of certain legal risks unique to investors purchasing Creation Units directly from the issuing Fund.

Because new ETF Shares may be issued on an ongoing basis, a "distribution" of ETF Shares could be occurring at any time. Certain activities that you perform as a dealer could, depending on the circumstances, result in your being deemed a participant in the distribution, in a manner that could render you a statutory underwriter and subject you to the prospectus delivery and liability provisions of the Securities Act of 1933. For example, you could be deemed a statutory underwriter if you purchase Creation Units from the issuing Fund, break them down into the constituent ETF Shares, and sell those shares directly to customers, or if you choose to couple the creation of a supply of new ETF Shares with an active selling effort involving solicitation of secondary-market demand for ETF Shares. Whether a person is an underwriter depends upon all of the facts and circumstances pertaining to that person's activities, and the examples mentioned here should not be considered a complete description of all the activities that could cause you to be deemed an underwriter.

Dealers who are not "underwriters" but are participating in a distribution (as opposed to engaging in ordinary secondary-market transactions), and thus dealing with ETF Shares as part of an "unsold allotment" within the meaning of Section 4(3)(C) of the Securities Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the Securities Act.

A PRECAUTIONARY NOTE TO SHAREHOLDERS REDEEMING CREATION UNITS: An Authorized Participant that is not a "qualified institutional buyer" as defined in Rule 144A under the Securities Act of 1933 will not be able to receive, as part of the redemption basket, restricted securities eligible for resale under Rule 144A. (For this reason, the Funds do not intend to include 144A securities in a redemption basket.)



A PRECAUTIONARY NOTE TO INVESTMENT COMPANIES: For purposes of the Investment Company Act of 1940, Vanguard ETF Shares are issued by registered investment companies, and the acquisition of such shares by other investment companies is subject to the restrictions of Section 12(d)(1) of that Act, except as permitted by an SEC exemptive order that allows registered investment companies to invest in the issuing fund beyond the limits of Section 12(d)(1), subject to certain terms and conditions.



A NOTE ON UNUSUAL CIRCUMSTANCES: Vanguard reserves the right to reject any purchase request at any time, for any reason, and without notice. Vanguard funds can stop selling shares or postpone payment of redemption proceeds at times when the New York Stock Exchange is closed or under any emergency circumstances as determined by the U.S. Securities and Exchange Commission.

OTHER INVESTMENT POLICIES AND RISKS
The Fund will invest at least 80% of its assets in the U.S. Treasury securities held in its target index.

The Fund reserves the right to substitute a different index for the index it currently tracks if the current index is discontinued, if the Fund's agreement with the sponsor of its target index is terminated, or for any other reason determined in good faith by the Fund's board of trustees. In any such instance, the substitute index would measure a market segment similar to the current index.

[FLAG LOGO]
The Fund may invest in derivatives. In general, derivatives may involve risks different from, and possibly greater than, those of the Fund's other investments.

Generally speaking, a derivative is a financial contract whose value is based on the value of a financial asset (such as a stock, bond, or currency), a physical asset (such as gold), or a market index (such as the S&P 500 Index). The Fund may invest in derivatives only if the expected risks and rewards of the derivatives are consistent with the investment objective, policies, strategies, and risks of the Fund as disclosed in this prospectus. The advisor will not use derivatives to change the risks of a fund as a whole as such risks are disclosed in this prospectus. In particular, derivatives will be used only where they may help the advisor:

.. Invest in eligible asset classes with greater efficiency and lower cost than is possible through direct investment;

.. Add value when these instruments are attractively priced; or

.. Adjust sensitivity to changes in interest rates.

The Fund's derivative investments may include fixed income futures contracts, fixed income options, total return swaps, or other derivatives. Losses (or gains) involving futures contracts can sometimes be substantial--in part because a relatively small price movement in a futures contract may result in an immediate and substantial loss (or gain) for a fund. Similar risks exist for other types of derivatives. In general, investments in derivatives have the potential to subject a fund to risks different from, and possibly greater than, those of the underlying securities, assets, or market indexes.

--------------------------------------------------------------------------------
 PLAIN TALK ABOUT DERIVATIVES

 Derivatives can take many forms. Some forms of derivatives, such as exchange-traded futures and options on securities, commodities, or indexes, have been trading on regulated exchanges for decades. These types of derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily. Nonstandardized derivatives (such as swap agreements), on the other hand, tend to be more specialized or complex, and may be harder to value.

--------------------------------------------------------------------------------


TURNOVER RATE
Although the Fund normally seeks to invest for the long term, the Fund may sell securities regardless of how long they have been held.

--------------------------------------------------------------------------------
 PLAIN TALK ABOUT TURNOVER RATE

 Turnover rates give an indication of how transaction costs, which are not included in the fund's expense ratio, could affect the fund's future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that dealer markup and other transaction costs will have on its return. Also, funds with high turnover rates may be more likely to generate capital gains that must be distributed to shareholders as taxable income.

--------------------------------------------------------------------------------



THE FUND AND VANGUARD



The Fund is a member of The Vanguard Group, a family of 36 investment companies with more than 140 funds holding assets in excess of $1 trillion. All of the funds that are members of The Vanguard Group share in the expenses associated with administrative services and business operations, such as personnel, office space, equipment, and advertising.



Vanguard also provides marketing services to the funds. Although shareholders do not pay sales commissions or 12b-1 distribution fees, each fund (or in the case of a fund with multiple share classes, each share class of the fund) pays its allocated share of The Vanguard Group's marketing costs.

--------------------------------------------------------------------------------
 PLAIN TALK(R) ABOUT VANGUARD'S UNIQUE CORPORATE STRUCTURE

 The Vanguard Group is truly a MUTUAL mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by management companies that may be owned by one person, by a group of individuals, or by investors who own the management company's stock. The management fees charged by these companies include a profit component over and above the companies' cost of providing services. By contrast, Vanguard provides services to its member funds on an at-cost basis, with no profit component, which helps to keep the funds' expenses low.

--------------------------------------------------------------------------------


INVESTMENT ADVISOR



The Vanguard Group, Inc. (Vanguard), P.O. Box 2600, Valley Forge, PA 19482, which began operations in 1975, serves as advisor to the Fund through its Fixed Income Group. As of March 31, 2007, Vanguard served as advisor for approximately $895 billion in assets. Vanguard manages the Fund on an at-cost basis, subject to the supervision and oversight of the trustees and officers of the Fund.

For a discussion of why the board of trustees approved the Fund's investment advisory arrangement, see the semiannual report to shareholders covering the fiscal period ending February 29, 2008, which will be available 60 days after that date.



GEORGE U. SAUTER is Chief Investment Officer and Managing Director of Vanguard. As Chief Investment Officer, he is responsible for the oversight of Vanguard's Quantitative Equity and Fixed Income Groups. The investments managed by these two groups include active quantitative equity funds, equity index funds, active bond funds, index bond funds, stable value portfolios, and money market funds. Since joining Vanguard in 1987, Mr. Sauter has been a key contributor to the development of Vanguard's stock indexing and active quantitative equity investment strategies. He received his A.B. in Economics from Dartmouth College and an M.B.A. in Finance from the University of Chicago.

ROBERT F. AUWAERTER is head of Fixed Income Portfolio Management and Principal of Vanguard. He has direct oversight responsibility for all money market funds, bond funds, and stable value portfolios managed by the Fixed Income Group. He has managed investment portfolios since 1978 and has been with Vanguard since 1981. He received his B.S. in Finance from The Wharton School of the University of Pennsylvania and an M.B.A. from Northwestern University.

--------------------------------------------------------------------------------
 PLAIN TALK ABOUT THE FUND'S PORTFOLIO MANAGERS

 The managers primarily responsible for the day-to-day management of the Fund are:

 KENNETH E. VOLPERT, CFA, Principal of Vanguard and head of Vanguard's Bond Index Group. He has worked in investment management since 1981; has managed portfolio investments since 1982 (for Vanguard since 1992); and has co-managed the Fund since its inception. Education: B.S., University of Illinois; M.B.A., University of Chicago.

 GREGORY DAVIS, CFA, Principal of Vanguard. He has worked in investment management with Vanguard since 1999; has managed portfolio investments since 2000; and has co-managed the Fund since its inception. Education: B.S., The Pennsylvania State University; M.B.A., The Wharton School of the University
 of Pennsylvania.
--------------------------------------------------------------------------------


The Statement of Additional Information provides information about the portfolio manager's compensation, other accounts under management, and ownership of securities in the Fund.

DIVIDENDS, CAPITAL GAINS, AND TAXES


FUND DISTRIBUTIONS
The Fund distributes to shareholders virtually all of its net income (interest less expenses) as well as any net capital gains realized from the sale of its holdings. The Fund's income dividends accrue daily and are distributed quarterly; capital gains distributions generally occur annually in December. Because of the "original issue discount" on zero-coupon securities, the Fund may be required to distribute income dividends to shareholders that exceed the cash received by the Fund. In addition, the Fund may occasionally be required to make supplemental distributions at some other time during the year. You can receive distributions of income or capital gains in cash, or you can have them automatically reinvested in more shares of the Fund.

--------------------------------------------------------------------------------
 PLAIN TALK ABOUT DISTRIBUTIONS

 As a shareholder, you are entitled to your portion of a fund's income from interest as well as gains from the sale of investments. Income consists of interest the fund earns from its money market and bond investments. Capital gains are realized whenever the fund sells securities for higher prices than it paid for them. These capital gains are either short-term or long-term, depending on whether the fund held the securities for one year or less or for more than one year. You receive the fund's earnings as either a dividend or capital gains distribution.

--------------------------------------------------------------------------------


REINVESTMENT OF DISTRIBUTIONS
Brokers may make available to their customers who own ETF Shares the DTC book-entry dividend reinvestment service. If this service is available and used, dividend distributions of both income and capital gains will automatically be reinvested in additional whole and fractional ETF Shares of the same Fund. Without this service, investors would receive their distributions in cash. To determine whether the dividend reinvestment service is available and whether there is a commission or other charge for using this service, consult your broker.

As with all exchange-traded funds, reinvestment of dividend and capital gains distributions in additional ETF Shares will occur four business days or more after the ex-dividend date (the date when a distribution of dividends or capital gains is deducted from the price of the fund's shares). The exact number of days depends on your broker. During that time, the amount of your distribution will not be invested in the Fund and therefore will not share in the Fund's income, gains, and losses.

BASIC TAX POINTS
Investors in taxable accounts should be aware of the following basic tax points:

.. Distributions are taxable to you for federal income tax purposes, whether or not you reinvest these amounts in additional ETF Shares.

.. "Original issue discount" on a Treasury STRIP is generally treated as interest for federal income tax purposes, whether or not cash is actually received by the Fund.

.. Distributions declared in December--if paid to you by the end of January--are taxable for federal income tax purposes as if received in December.

.. Any dividend and short-term capital gains distributions that you receive are taxable to you as ordinary income for federal income tax purposes.

.. Any distributions of net long-term capital gains are taxable to you as long-term capital gains for federal income tax purposes, no matter how long you've owned ETF Shares.

.. Capital gains distributions may vary considerably from year to year as a result of the Fund's normal investment activities and cash flows.

.. A sale of ETF Shares is a taxable event. This means that you may have a capital gain to report as income, or a capital loss to report as a deduction, when you complete your federal income tax return.

.. Dividend and capital gains distributions that you receive, as well as your gains or losses from any sale of ETF shares, may be subject to state and local income taxes. Depending on your state's rules, however, any dividends attributable to interest earned on direct obligations of the U.S. government may be exempt from state and local taxes. Vanguard will notify you each year how much, if any, of your dividends may qualify for this exemption.

NOTE: This prospectus provides general tax information only. If you are investing through a tax-deferred retirement account, such as an IRA, special tax rules apply. Please consult your tax advisor for detailed information about any tax consequences for you.

DAILY PRICING

The net asset value, or NAV, of the Fund's ETF Shares is calculated each business day as of the close of regular trading on the New York Stock Exchange, generally 4 p.m., Eastern time. NAV per share is computed by dividing the net assets allocated to each share class by the number of shares outstanding for that class.

Remember: If you buy or sell ETF Shares on the secondary market, you will pay or receive the market price, which may be higher or lower than NAV. Your transaction will be priced at NAV only if you purchase or redeem your ETF Shares in Creation Unit blocks.

Debt securities held by a Vanguard fund are valued based on information furnished by an independent pricing service or market quotations. Certain short-term debt instruments used to manage a fund's cash are valued on the basis of amortized cost. The values of any mutual fund shares held by a fund are based on the NAVs of the underlying mutual funds (in the case of conventional share classes) or the market value of the shares (in the case of exchange-traded fund shares, such as ETF Shares).

When pricing-service information or reliable market quotations are not readily available, securities are priced at their fair value (the amount that the owner might reasonably expect to receive upon the current sale of a security). A fund also may use fair-value pricing (1) on bond market holidays when the fund is open for business (such as Columbus Day and Veterans Day), or (2) if the value of a security it holds has been materially affected by events occurring before the fund's pricing time but after 3 p.m., Eastern time (per industry standard, pricing services base bond prices on the 3 p.m. yield curve).

Fair-value prices are determined by Vanguard according to procedures adopted by the board of trustees. When fair-value pricing is employed, the prices of securities used by a fund to calculate its NAV may differ from quoted or published prices for the same securities.

Vanguard's website will show the previous day's closing NAV and closing market price for the Fund's ETF Shares. The previous day's closing market price also will be published in the business section of most major newspapers in the listing of securities traded on the AMEX.



Vanguard, Vanguard.com, Connect with Vanguard, Plain Talk, Vanguard ETF, and the ship logo are trademarks of The Vanguard Group, Inc. All other marks are the exclusive property of their respective owners.



Vanguard Extended Duration Treasury ETF (the "Fund") is not sponsored, endorsed, sold, or promoted by Lehman. Lehman makes no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the Lehman Brothers Index to track general bond market performance. Lehman's only relationship to Vanguard and the Fund is the licensing of the Lehman Brothers Index, which is determined, composed, and calculated by Lehman without regard to Vanguard or the Fund. Lehman has no obligation to take the needs of Vanguard, the Fund, or the owners of the Fund into consideration in determining, composing, or calculating the Lehman Brothers Index. Lehman is not responsible for, and has not participated in, the determination of the timing of, prices of, or quantities of the Fund to be issued. Lehman has no obligation or liability in connection with the administration, marketing, or trading of the Fund.

Lehman does not guarantee the quality, accuracy, and/or the completeness of the Lehman Index or any data included therein, or otherwise obtained by licensee, owners of the funds, or any other person or entity from the use of the Lehman Index in connection with the rights licensed hereunder or for any other use. Lehman makes no express or implied warranties, and hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Lehman Index or any data included therein. Without limiting any of the foregoing, in no event shall Lehman have any liability for any special, punitive, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.

GLOSSARY OF INVESTMENT TERMS


ACTIVE MANAGEMENT. An investment approach that seeks to exceed the average returns of the financial markets. Active managers rely on research, market forecasts, and their own judgment and experience in selecting securities to buy and sell.

AUTHORIZED PARTICIPANT. Institutional investors that are permitted to purchase Creation Units directly from, and redeem Creation Units directly with, the fund. To be an Authorized Participant, an entity must be a participant in the Depository Trust Company and must enter into an agreement with the fund's Distributor.

BID-ASKED SPREAD. The difference between what a buyer is willing to bid (pay) for a security and the seller's asking (offer) price.

BOND. A debt security (IOU) issued by a corporation, government, or government agency in exchange for the money you lend it. In most instances, the issuer agrees to pay back the loan by a specific date and make regular interest payments until that date.

CAPITAL GAINS DISTRIBUTION. Payment to mutual fund shareholders of gains realized on securities that a fund has sold at a profit, minus any realized losses.

COUPON. The interest rate paid by the issuer of a debt security until its maturity. It is expressed as an annual percentage of the face value of the security.

CREATION UNIT. A large block of a specified number of ETF Shares. Authorized Participants may purchase and redeem ETF Shares from the fund only in Creation Unit-size aggregations.

DIVIDEND DISTRIBUTION. Payment to mutual fund shareholders of income from interest or dividends generated by a fund's investments.



DURATION. A measure of the sensitivity of bond--and bond fund--prices to interest rate movements. For example, if a bond has a duration of two years, its price would fall by approximately 2% when interest rates rose by 1%. On the other hand, the bond's price would rise by approximately 2% when interest rates fell by 1%.



ETF SHARES. A class of exchange-traded shares issued by certain Vanguard mutual funds. ETF Shares can be bought and sold continuously throughout the day at market prices.


EX-DIVIDEND DATE. The date when a distribution of dividends and/or capital gains is deducted from the price of a mutual fund or stock. On the ex-dividend date, the share price drops by the amount of the distribution (plus or minus any market activity).

EXPENSE RATIO. The percentage of a fund's average net assets used to pay its expenses during a fiscal year. The expense ratio includes management expenses--such as advisory fees, account maintenance, reporting, accounting, legal, and other administrative expenses--and any 12b-1 distribution fees. It does not include the transaction costs of buying and selling portfolio securities.

FACE VALUE. The amount to be paid at a bond's maturity; also known as the par value or principal.


FIXED INCOME SECURITY. An investment, such as a bond, representing a debt that must be repaid by a specified date, and on which the borrower must pay a fixed, variable, or floating rate of interest.

INCEPTION DATE. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund's investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

INDEX. An unmanaged group of securities whose overall performance is used as a standard to measure the investment performance of a particular market.

NET ASSET VALUE (NAV). The market value of a mutual fund's total assets, minus liabilities, divided by the number of shares outstanding. The value of a single share is also called its share value or share price.

PASSIVE MANAGEMENT. A low-cost investment strategy in which a mutual fund attempts to track--rather than outperform--a specified market benchmark or "index"; also known as indexing.

PRINCIPAL. The face value of a debt instrument or the amount of money put into an investment.

SECURITIES. Stocks, bonds, money market instruments, and other investment vehicles.

TOTAL RETURN. A percentage change, over a specified time period, in a mutual fund's net asset value, assuming the reinvestment of all distributions of dividends and capital gains.

TREASURY STRIPS. An acronym for "separate trading of registered interest and principal securities." Treasury STRIPS are fixed income securities sold at a significant discount to face value and offer no interest payments because they mature at par.

VOLATILITY. The fluctuations in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations in its returns.

YIELD. Income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

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

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

                                                [SHIP LOGO][VANGUARD/(R)/ LOGO]

                                                Institutional Division
                                                P.O. Box 2900
                                                Valley Forge, PA 19482-2900



CONNECT WITH VANGUARD/(R)/ > www.vanguard.com




FOR MORE INFORMATION
If you would like more information about Vanguard Extended Duration Treasury ETF, the following documents are available free upon request:

ANNUAL/SEMIANNUAL REPORTS TO SHAREHOLDERS
Additional information about the Fund's investments is available in the Fund's annual and semiannual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI for the issuing Fund provides more detailed information about the Fund's ETF Shares.

The current annual and semiannual reports and the SAI are incorporated by reference into (and are thus legally a part of) this prospectus. To receive a free copy of the latest annual or semiannual report or the SAI, or to request additional information about ETF Shares, please visit www.vanguard.com or contact us as follows:

The Vanguard Group
Institutional Investor Information

P.O. Box 2900 Valley Forge, PA 19482-2900 Telephone: 866-499-8473

INFORMATION PROVIDED BY THE SECURITIES AND EXCHANGE COMMISSION (SEC) You can review and copy information about the Fund (including the SAI) at the SEC's Public Reference Room in Washington, D.C. To find out more about this public service, call the SEC at 202-551-8090. Reports and other information about the Fund are also available in the EDGAR database on the SEC's Internet site at www.sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-0102.

Fund's Investment Company Act file number: 811-1027








(C) 2007 The Vanguard Group, Inc. All rights reserved. U.S. Pat. No. 6,879,964 B2 Vanguard Marketing Corporation, Distributor.

I930 092007

INFORMATION CONTAINED IN THIS STATEMENT OF ADDITIONAL INFORMATION IS SUBJECT TO COMPLETION OR AMENDMENT. A REGISTRATION STATEMENT FOR VANGUARD EXTENDED DURATION TREASURY INDEX FUND HAS BEEN FILED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION BUT HAS NOT YET BECOME EFFECTIVE.


SHARES OF THE VANGUARD EXTENDED DURATION TREASURY INDEX FUND MAY NOT BE SOLD, NOR MAY OFFERS TO BUY BE ACCEPTED, PRIOR TO THE TIME THE REGISTRATION STATEMENT BECOMES EFFECTIVE. THIS COMMUNICATION SHALL NOT CONSTITUTE AN OFFER TO SELL, NOR SHALL THERE BE ANY SALE OF THESE SECURITIES IN ANY STATE IN WHICH SUCH OFFER, SOLICITATION, OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH STATE.

                                     PART B

                           VANGUARD/(R)/ WORLD FUNDS

                      STATEMENT OF ADDITIONAL INFORMATION


                               SEPTEMBER 10, 2007



This Statement of Additional Information is not a prospectus but should be read in conjunction with the Funds' current prospectuses (dated December 29, 2006, for Vanguard U.S. Growth Fund, Vanguard International Growth Fund, Vanguard FTSE Social Index Fund, and Vanguard U.S. Sector Index Funds; dated September 10, 2007, for Vanguard Extended Duration Treasury Index Fund). To obtain, without charge, a prospectus or the most recent Annual Report to Shareholders, which contains the Funds' financial statements as hereby incorporated by reference, please call:


                        INVESTOR INFORMATION DEPARTMENT:
                                  800-662-7447


                               TABLE OF CONTENTS

DESCRIPTION OF THE TRUST..............................................B-1
INVESTMENT POLICIES...................................................B-4
INVESTMENT LIMITATIONS................................................B-25
SHARE PRICE...........................................................B-27
PURCHASE AND REDEMPTION OF SHARES.....................................B-27
MANAGEMENT OF THE FUNDS ..............................................B-30
INVESTMENT ADVISORY SERVICES..........................................B-45
PORTFOLIO TRANSACTIONS................................................B-54
PROXY VOTING GUIDELINES...............................................B-56
INFORMATION ABOUT THE ETF SHARE CLASS.................................B-61
FINANCIAL STATEMENTS..................................................B-69
LEGAL DISCLAIMER......................................................B-69

                            DESCRIPTION OF THE TRUST


ORGANIZATION


Vanguard World Funds (the Trust) was organized as Ivest Fund, a Massachusetts corporation, in 1959. It became a Maryland corporation in 1973, and was reorganized as a Delaware statutory trust in June 1998. Prior to its reorganization as a Delaware statutory trust, the Trust was known as Vanguard World Fund, Inc.

 The Trust currently offers the following funds and classes of shares:


                                                SHARECLASSES/1/
                                                ---------------
                                                                                 INSTITUTIONAL
FUND/2/                  INVESTOR      ADMIRAL      SIGNAL     INSTITUTIONAL         PLUS           ETF
-------                  --------      -------      ------     -------------     -------------      ---
Vanguard U.S. Growth
Fund                        Yes          Yes         Yes             No                No            No
Vanguard International
Growth Fund                 Yes          Yes         Yes             No                No            No
Vanguard FTSE Social
Index Fund                  Yes          No           No            Yes                No            No
Vanguard Consumer
Discretionary Index
Fund                        No           Yes          No             No                No           Yes
Vanguard Consumer
Staples Index Fund          No           Yes          No             No                No           Yes
Vanguard Energy Index
Fund                        No           Yes          No             No                No           Yes
Vanguard Financials
Index Fund                  No           Yes          No             No                No           Yes
Vanguard HealthCare
Index Fund                  No           Yes          No             No                No           Yes
Vanguard Industrials
Index Fund                  No           Yes          No             No                No           Yes
Vanguard Information
Technology Index Fund       No           Yes          No             No                No           Yes
Vanguard Materials
Index Fund                  No           Yes          No             No                No           Yes
Vanguard
Telecommunication
Services Index Fund         No           Yes          No             No                No           Yes
Vanguard Utilities
Index Fund                  No           Yes          No             No                No           Yes
Vanguard Extended
Duration Treasury Index
Fund                        No            No          No            Yes               Yes           Yes
 1 Individually, a class; collectively, the classes.
 2 Individually, a Fund; collectively, the Funds.


 The Trust has the ability to offer additional funds or classes of shares. There is no limit on the number of full and fractional shares that each Fund may issue.


 Vanguard U.S. Growth, Vanguard International Growth, Vanguard FTSE Social Index, and Vanguard Extended Duration Treasury Index Funds are registered with the United States Securities and Exchange Commission (the SEC) under the Investment Company Act of 1940 (the 1940 Act) as open-end diversified management investment companies. All other Funds are registered with the SEC as open-end nondiversified management investment companies.


 Each Fund described in this Statement of Additional Information is a member fund. There are two types of Vanguard funds, member funds and non-member funds. Member funds jointly own The Vanguard Group, Inc. (Vanguard), contribute to Vanguard's capital, and receive services at cost from Vanguard pursuant to a Funds' Service Agreement. Non-member funds do not contribute to Vanguard's capital, but they do receive services pursuant to special services agreements. See "Management of the Funds" for more information.


SERVICE PROVIDERS


 CUSTODIAN. Brown Brothers Harriman & Co., 40 Water Street, Boston, MA 02109 (for Vanguard U.S. Sector Index Funds), Citibank, N.A., 111 Wall Street, New York, NY 10005 (for Vanguard U.S. Growth Fund), JPMorgan Chase Bank, 270 Park Avenue, New York, NY 10017-2070 (for Vanguard International Growth Fund and Vanguard Extended Duration Treasury Index Fund), and U.S. Bank NA, 123 S. Broad Street, Philadelphia, PA 19109 (for Vanguard FTSE Social Index Fund), serve as the custodians. The custodians are responsible for maintaining the Funds' assets and keeping all necessary accounts and records of each Fund's assets.


 INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. PricewaterhouseCoopers LLP, Two Commerce Square, Suite 1700, 2001 Market Street, Philadelphia, PA, 19103-7042, serves as the Funds' independent registered public accounting firm. The independent registered public accounting firm audits the Funds' annual financial statements and provides other related services.


 TRANSFER AND DIVIDEND-PAYING AGENT. The Funds' transfer agent and dividend-paying agent is Vanguard, P.O. Box 2600, Valley Forge, PA 19482.

CHARACTERISTICS OF THE FUNDS' SHARES


 RESTRICTIONS ON HOLDING OR DISPOSING OF SHARES. There are no restrictions on the right of shareholders to retain or dispose of a Fund's shares, other than those described in the Fund's current prospectus and elsewhere in this Statement of Additional Information or the possible future termination of the Fund or a share class. Each Fund or class may be terminated by reorganization into another mutual fund or class or by liquidation and distribution of the assets of the Fund or class. Unless terminated by reorganization or liquidation, each Fund and share class will continue indefinitely.


 SHAREHOLDER LIABILITY. The Trust is organized under Delaware law, which provides that shareholders of a statutory trust are entitled to the same limitations of personal liability as shareholders of a corporation organized under Delaware law. Effectively, this means that a shareholder of a Fund will not be personally liable for payment of the Fund's debts except by reason of his or her own conduct or acts. In addition, a shareholder could incur a financial loss as a result of a Fund obligation only if the Fund itself had no remaining assets with which to meet such obligation. We believe that the possibility of such a situation arising is extremely remote.


 DIVIDEND RIGHTS. The shareholders of each class of a Fund are entitled to receive any dividends or other distributions declared by the Fund for each such class. No shares of a Fund have priority or preference over any other shares of the Fund with respect to distributions. Distributions will be made from the assets of the Fund and will be paid ratably to all shareholders of a particular class according to the number of shares of the class held by shareholders on the record date. The amount of dividends per share may vary between separate share classes of the Fund based upon differences in the net asset values of the different classes and differences in the way that expenses are allocated between share classes pursuant to a multiple class plan.


 VOTING RIGHTS. Shareholders are entitled to vote on a matter if: (1) a shareholder vote is required under the 1940 Act; (2) the matter concerns an amendment to the Declaration of Trust that would adversely affect to a material degree the rights and preferences of the shares of a Fund or any class; (3) the trustees determine that it is necessary or desirable to obtain a shareholder vote; or (4) a certain type of merger or consolidation, share conversion, share exchange, or sale of assets is proposed. The 1940 Act requires a shareholder vote under various circumstances, including to elect or remove trustees upon the written request of shareholders representing 10% or more of a Fund's net assets and to change any fundamental policy of a Fund. Unless otherwise required by applicable law, shareholders of a Fund receive one vote for each dollar of net asset value owned on the record date, and a fractional vote for each fractional dollar of net asset value owned on the record date. However, only the shares of the Fund or class affected by a particular matter are entitled to vote on that matter. In addition, each class has exclusive voting rights on any matter submitted to shareholders that relates solely to that class, and each class has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of another. Voting rights are noncumulative and cannot be modified without a majority vote.


 LIQUIDATION RIGHTS. In the event that a Fund is liquidated, shareholders will be entitled to receive a pro rata share of the Fund's net assets. In the event that a class of shares is liquidated, shareholders of that class will be entitled to receive a pro rata share of the Fund's net assets that are allocated to that class. Shareholders may receive cash, securities, or a combination of the two.


 PREEMPTIVE RIGHTS. There are no preemptive rights associated with the Funds' shares.


 CONVERSION RIGHTS. Fund shareholders may convert their shares into another class of shares of the same Fund upon the satisfaction of any then applicable eligibility requirements. For additional information about the conversion rights applicable to ETF Shares, please see "Information About the ETF Share Class."


 REDEMPTION PROVISIONS. Each Fund's redemption provisions are described in its current prospectus and elsewhere in this Statement of Additional Information.


 SINKING FUND PROVISIONS. The Funds have no sinking fund provisions.


 CALLS OR ASSESSMENT. The Funds' shares, when issued, are fully paid and non-assessable.

TAX STATUS OF THE FUNDS


Each Fund intends to continue to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the IRC). This special tax status means that the Fund will not be liable for federal tax on income and capital gains distributed to shareholders. In order to preserve its tax status, each Fund must comply with certain requirements. If a Fund fails to meet these requirements in any taxable year, it will be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, will be taxable to shareholders as ordinary income. In addition, a Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before regaining its tax status as a regulated investment company.


 In order for a fund to continue to qualify for federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income; i.e., dividends, interest, income derived from loans of securities, gains from the sale of securities or of foreign currencies or other income derived with respect to the fund's business of investing in securities or currencies. It is anticipated that any net gain recognized on futures contracts will be considered qualifying income for purposes of the 90% requirement.


 Vanguard International Growth Fund may invest in passive foreign investment companies (PFICs). A foreign company is a PFIC if 75% or more of it's gross income is passive or if 50% or more of it assets produce passive income. Capital gains on the sale of a PFIC will be deemed ordinary income regardless of how long the Fund held it. Also, the Fund may be subject to corporate income tax and an interest charge on certain dividends and capital gains earned from PFICs, whether or not they are distributed to shareholders. To avoid such tax and interest, the Fund may elect to treat PFICs as sold on the last day of the Fund's fiscal year and mark to market the gains (or losses, to the extent of previously recognized gains) and recognize ordinary income each year. Distributions from the Fund that are attributable to PFICs are characterized as ordinary income.


                              INVESTMENT POLICIES


Some of the investment policies described below and in each Fund's prospectus set forth percentage limitations on a Fund's investment in, or holdings of, certain securities or other assets. Unless otherwise required by law, compliance with these policies will be determined immediately after the acquisition of such securities or assets. Subsequent changes in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the Fund's investment policies and limitations.


 The following policies and explanations supplement each Fund's investment objective and policies set forth in the prospectus. With respect to the different investments discussed below, a Fund may acquire such investments to the extent consistent with its investment objective and policies.


 80% POLICY. Under normal circumstances, the U.S. Growth Fund will invest at least 80% of its assets in securities issued by U.S. companies. Each U.S. Sector Index Fund will invest at least 80% of its assets in the stocks that make up its target index. The Extended Duration Treasury Index Fund invests at least 80% of its assets in treasury securities that are part of its target index. In applying the 80% policy, assets will include net assets and borrowings for investment purposes.


 ASSET-BACKED SECURITIES. Asset-backed securities are securities that represent a participation in, or are secured by and payable from, pools of underlying assets such as debt securities, bank loans, motor vehicle installment sales contracts, installment loan contracts, leases of various types of real and personal property, receivables from revolving credit (i.e., credit card) agreements, and other categories of receivables. These underlying assets are securitized through the use of trusts and special purpose entities. Payment of interest and repayment of principal on asset-backed securities may be largely dependent upon the cash flows generated by the underlying assets backing the securities and, in certain cases, may be supported by letters of credit, surety bonds, or other credit enhancements. The rate of principal payments on asset-backed securities is related to the rate of principal payments, including prepayments, on the underlying assets. The credit quality of asset-backed securities depends primarily on the quality of the underlying assets, the level of credit support, if any, provided for the securities, and the credit quality of the credit-support provider, if any. The value of asset-backed securities may be affected by the various factors described above and other factors, such as changes in interest rates, the availability of information concerning the pool and its structure, the creditworthiness of the servicing agent for the pool, the originator of the underlying assets, or the entities providing the credit enhancement.

 Asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate, as a result of the pass-through of prepayments of principal on the underlying assets. Prepayments of principal by borrowers or foreclosure or other enforcement action by creditors shorten the term of the underlying assets. The occurrence of prepayments is a function of several factors, such as the level of interest rates, general economic conditions, the location and age of the underlying obligations, and other social and demographic conditions. A fund's ability to maintain positions in asset-backed securities is affected by the reductions in the principal amount of the underlying assets because of prepayments. A fund's ability to reinvest prepayments of principal (as well as interest and other distributions and sale proceeds) at a comparable yield is subject to generally prevailing interest rates at that time. The value of asset-backed securities varies with changes in market interest rates generally and the differentials in yields among various kinds of U.S. government securities, mortgage-backed securities, and asset-backed securities. In periods of rising interest rates, the rate of prepayment tends to decrease, thereby lengthening the average life of the underlying securities. Conversely, in periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the average life of such assets. Because prepayments of principal generally occur when interest rates are declining, an investor, such as a fund, generally has to reinvest the proceeds of such prepayments at lower interest rates than those at which the assets were previously invested. Therefore, asset-backed securities have less potential for capital appreciation in periods of falling interest rates than other income-bearing securities of comparable maturity.


 Because asset-backed securities generally do not have the benefit of a security interest in the underlying assets that is comparable to a mortgage, asset-backed securities present certain additional risks that are not present with mortgage-backed securities. For example, revolving credit receivables are generally unsecured and the debtors on such receivables are entitled to the protection of a number of state and federal consumer credit laws, many of which give debtors the right to set-off certain amounts owed, thereby reducing the balance due. Automobile receivables generally are secured, but by automobiles, rather than by real property. Most issuers of automobile receivables permit loan servicers to retain possession of the underlying assets. If the servicer of a pool of underlying assets sells them to another party, there is the risk that the purchaser could acquire an interest superior to that of holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issue of asset-backed securities and technical requirements under state law, the trustee for the holders of the automobile receivables may not have a proper security interest in the automobiles. Therefore, there is the possibility that recoveries on repossessed collateral may not be available to support payments on these securities.


 BORROWING. A fund's ability to borrow money is limited by its investment policies and limitations, by the 1940 Act, and by applicable exemptions, no-action letters, interpretations, and other pronouncements issued from time to time by the SEC and its staff, or any other regulatory authority with jurisdiction. Under the 1940 Act, a fund is required to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed, with an exception for borrowings not in excess of 5% of the fund's total assets made for temporary or emergency purposes. Any borrowings for temporary purposes in excess of 5% of the fund's total assets must maintain continuous asset coverage. If the 300% asset coverage should decline as a result of market fluctuations or for other reasons, a fund may be required to sell some of its portfolio holdings within three days (excluding Sundays and holidays) to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time.


 Borrowing will tend to exaggerate the effect on net asset value of any increase or decrease in the market value of a fund's portfolio. Money borrowed will be subject to interest costs that may or may not be recovered by earnings on the securities purchased. A fund also may be required to maintain minimum average balances in connection with a borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.


 The SEC takes the position that other transactions that have a leveraging effect on the capital structure of a fund or are economically equivalent to borrowing can be viewed as constituting a form of borrowing by the fund for purposes of the 1940 Act. These transactions can include entering into reverse repurchase agreements, engaging in mortgage-dollar-roll transactions, selling securities short (other than short sales "against-the-box"), buying and selling certain derivatives (such as futures contracts), selling (or writing) put and call options, engaging in sale-buybacks, entering into firm-commitment and standby-commitment agreements, engaging in when-issued, delayed-delivery, or forward-commitment transactions, and other trading practices that have a leveraging effect on the capital structure of a fund or are economically equivalent to borrowing (additional discussion about a number of these transactions can be found below). A borrowing transaction will not be considered to constitute the issuance of a "senior security" by a fund, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund (1) maintains an offsetting financial position; (2) segregates liquid assets (with such liquidity determined by the advisor in accordance with procedures established by the board of trustees) equal (as determined on a daily mark-to-market basis) in value to the fund's potential economic exposure under the borrowing transaction; or (3) otherwise "covers" the transaction in accordance with applicable SEC guidance (collectively, "covers" the transaction). A fund may have to buy or sell a security at a disadvantageous time or price in order to cover a borrowing transaction. In addition, segregated assets may not be available to satisfy redemptions or for other purposes.


 COMMON STOCK. Common stock represents an equity or ownership interest in an issuer. Common stock typically entitles the owner to vote on the election of directors and other important matters as well as to receive dividends on such stock. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds, other debt holders, and owners of preferred stock take precedence over the claims of those who own common stock.


 CONVERTIBLE SECURITIES. Convertible securities are hybrid securities that combine the investment characteristics of bonds and common stocks. Convertible securities typically consist of debt securities or preferred stock that may be converted (on a voluntary or mandatory basis) within a specified period of time (normally for the entire life of the security) into a certain amount of common stock or other equity security of the same or a different issuer at a predetermined price. Convertible securities also include debt securities with warrants or common stock attached and derivatives combining the features of debt securities and equity securities. Other convertible securities with features and risks not specifically referred to herein may become available in the future. Convertible securities involve risks similar to those of both fixed income and equity securities.


 The market value of a convertible security is a function of its "investment value" and its "conversion value." A security's "investment value" represents the value of the security without its conversion feature (i.e., a nonconvertible fixed income security). The investment value may be determined by reference to its credit quality and the current value of its yield to maturity or probable call date. At any given time, investment value is dependent upon such factors as the general level of interest rates, the yield of similar nonconvertible securities, the financial strength of the issuer, and the seniority of the security in the issuer's capital structure. A security's "conversion value" is determined by multiplying the number of shares the holder is entitled to receive upon conversion or exchange by the current price of the underlying security. If the conversion value of a convertible security is significantly below its investment value, the convertible security will trade like nonconvertible debt or preferred stock and its market value will not be influenced greatly by fluctuations in the market price of the underlying security. In that circumstance, the convertible security takes on the characteristics of a bond, and its price moves in the opposite direction from interest rates. Conversely, if the conversion value of a convertible security is near or above its investment value, the market value of the convertible security will be more heavily influenced by fluctuations in the market price of the underlying security. In that case, the convertible security's price may be as volatile as that of common stock. Because both interest rate and market movements can influence its value, a convertible security generally is not as sensitive to interest rates as a similar fixed income security, nor is it as sensitive to changes in share price as its underlying equity security. Convertible securities are often rated below investment-grade or are not rated, and are generally subject to a high degree of credit risk.


 While all markets are prone to change over time, the generally high rate at which convertible securities are retired (through mandatory or scheduled conversions by issuers or voluntary redemptions by holders) and replaced with newly issued convertibles may cause the convertible securities market to change more rapidly than other markets. For example, a concentration of available convertible securities in a few economic sectors could elevate the sensitivity of the convertible securities market to the volatility of the equity markets and to the specific risks of those sectors. Moreover, convertible securities with innovative structures, such as mandatory conversion securities and equity-linked securities, have increased the sensitivity of the convertible securities market to the volatility of the equity markets and to the special risks of those innovations, which may include risks different from, and possibly greater than, those associated with traditional convertible securities.


 DEBT SECURITIES. A debt security, sometimes called a fixed income security, is a security consisting of a certificate or other evidence of a debt (secured or unsecured) on which the issuing company or governmental body promises to pay the holder thereof a fixed, variable, or floating rate of interest for a specified length of time, and to repay the debt on the specified maturity date. Some debt securities, such as zero coupon bonds, do not make regular interest payments but are issued at a discount to their principal or maturity value. Debt securities include a variety of fixed income obligations, including, but not limited to, corporate bonds, government securities, municipal securities, convertible securities, mortgage-backed securities, and asset-backed securities. Debt securities include investment-grade securities, non-investment-grade securities, and unrated securities. Debt securities are subject to a variety of risks, such as interest rate risk, income risk, call/prepayment risk, inflation risk, credit risk, and (in the case of foreign securities) country risk and currency risk. The reorganization of an issuer under the federal bankruptcy laws may result in the issuer's debt securities being cancelled without repayment, repaid only in part, or repaid in part or in whole through an exchange thereof for any combination of cash, debt securities, convertible securities, equity securities, or other instruments or rights in respect of the same issuer or a related entity.


 DEBT SECURITIES -- INFLATION-INDEXED SECURITIES. Inflation-indexed securities are debt securities the principal value of which is periodically adjusted to reflect the rate of inflation as indicated by the Consumer Price Index (CPI). Inflation-indexed securities may be issued by the U.S. government, agencies and instrumentalities of the U.S. government, and by corporations. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the CPI accruals as part of a semiannual coupon.


 The periodic adjustment of U.S. inflation-indexed securities is tied to the CPI, which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed securities issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can be no assurance that the CPI or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.


 Inflation--a general rise in prices of goods and services--erodes the purchasing power of an investor's portfolio. For example, if an investment provides a "nominal" total return of 5% in a given year and inflation is 2% during that period, the inflation-adjusted, or real, return is 3%. Inflation, as measured by the CPI, has occurred in each of the past 50 years, so investors should be conscious of both the nominal and real returns of their investments. Investors in inflation-indexed securities funds who do not reinvest the portion of the income distribution that is attributable to inflation adjustments will not maintain the purchasing power of the investment over the long term. This is because interest earned depends on the amount of principal invested, and that principal will not grow with inflation if the investor fails to reinvest the principal adjustment paid out as part of a fund's income distributions. While inflation-indexed securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond's inflation measure.


 If the periodic adjustment rate measuring inflation (i.e., the CPI) falls, the principal value of inflation-indexed securities will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed securities, even during a period of deflation. However, the current market value of the inflation-indexed securities is not guaranteed, and will fluctuate. Other inflation-indexed securities include inflation-related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.


 The value of inflation-indexed securities should change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed securities. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed securities.


 Any increase in principal for an inflation-indexed security resulting from inflation adjustments is considered by Internal Revenue Service (IRS) regulations to be taxable income in the year it occurs. For direct holders of an inflation-indexed security, this means that taxes must be paid on principal adjustments even though these amounts are not received until the bond matures. By contrast, a fund holding these securities distributes both interest income and the income attributable to principal adjustments each quarter in the form of cash or reinvested shares (which, like principal adjustments, are taxable to shareholders).


 DEBT SECURITIES -- NON-INVESTMENT-GRADE SECURITIES. Non-investment-grade securities, also referred to as "high-yield securities" or "junk bonds," are debt securities that are rated lower than the four highest rating categories by a nationally recognized statistical rating organization (for example, lower than Baa3 by Moody's Investors Service, Inc. or lower than BBB- by Standard & Poor's) or are determined to be of comparable quality by the fund's advisor. These securities are generally considered to be, on balance, predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation and will generally involve more credit risk than securities in the investment-grade categories. Investment in these securities generally provides greater income and increased opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater price volatility and principal and income risk.


 Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of investment-grade securities. Thus, reliance on credit ratings in making investment decisions entails greater risks for high-yield securities than for investment-grade debt securities. The success of a fund's advisor in managing high-yield securities is more dependent upon its own credit analysis than is the case with investment-grade securities.


 Some high-yield securities are issued by smaller, less-seasoned companies, while others are issued as part of a corporate restructuring, such as an acquisition, merger, or leveraged buyout. Companies that issue high-yield securities are often highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with investment-grade securities. Some high-yield securities were once rated as investment-grade but have been downgraded to junk bond status because of financial difficulties experienced by their issuers.


 The market values of high-yield securities tend to reflect individual issuer developments to a greater extent than do investment-grade securities, which in general react to fluctuations in the general level of interest rates. High-yield securities also tend to be more sensitive to economic conditions than are investment-grade securities. A projection of an economic downturn or of a sustained period of rising interest rates, for example, could cause a decline in junk bond prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If an issuer of high-yield securities defaults, in addition to risking payment of all or a portion of interest and principal, a fund investing in such securities may incur additional expenses to seek recovery.


 The secondary market on which high-yield securities are traded may be less liquid than the market for investment-grade securities. Less liquidity in the secondary trading market could adversely affect the ability of a fund to sell a high-yield security or the price at which a fund could sell a high-yield security, and could adversely affect the daily net asset value of fund shares. When secondary markets for high-yield securities are less liquid than the market for investment-grade securities, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available.


 Except as otherwise provided in a fund's prospectus, if a credit-rating agency changes the rating of a portfolio security held by a fund, the fund may retain the portfolio security if the advisor deems it in the best interests of shareholders.


 DEBT SECURITIES -- STRUCTURED AND INDEXED SECURITIES. Structured securities (also called "structured notes") and indexed securities are derivative debt securities, the interest rate or principal of which is determined by an unrelated indicator. Indexed securities include structured notes as well as securities other than debt securities, the interest rate or principal of which is determined by an unrelated indicator. The value of the principal of and/or interest on structured and indexed securities is determined by reference to changes in the value of a specific asset, reference rate, or index (the reference) or the relative change in two or more references. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased, depending upon changes in the applicable reference. The terms of the structured and indexed securities may provide that in certain circumstances no principal is due at maturity and, therefore, may result in a loss of invested capital. Structured and indexed securities may be positively or negatively indexed, so that appreciation of the reference may produce an increase or a decrease in the interest rate or value of the security at maturity. In addition, changes in the interest rate or the value of the structured or indexed security at maturity may be calculated as a specified multiple of the change in the value of the reference; therefore, the value of such security may be very volatile. Structured and indexed securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the reference. Structured or indexed securities may also be more volatile, less liquid, and more difficult to accurately price than less complex securities or more traditional debt securities.


 DEBT SECURITIES -- U.S. GOVERNMENT SECURITIES. The term "U.S. Government Securities" refers to a variety of debt securities which are issued or guaranteed by the U.S. Treasury, by various agencies of the U.S. government, and by various instrumentalities which have been established or sponsored by the U.S. government. The term also refers to repurchase agreements collateralized by such securities.

 U.S. Treasury securities are backed by the full faith and credit of the United States. Other types of securities issued or guaranteed by Federal agencies and U.S. government-sponsored instrumentalities may or may not be backed by the full faith and credit of the United States. The U.S. government, however, does not guarantee the market price of any U.S. government securities. In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitment.


 Some of the U.S. government agencies that issue or guarantee securities include the Government National Mortgage Association, the Export-Import Bank of the United States, the Farmers Home Administration, the Federal Housing Administration, the Maritime Administration, the Small Business Administration, and the Tennessee Valley Authority. An instrumentality of the U.S. government is a government agency organized under Federal charter with government supervision. Instrumentalities issuing or guaranteeing securities include, among others, the Federal Home Loan Banks and the Federal National Mortgage Association.


 DEBT SECURITIES -- VARIABLE AND FLOATING RATE SECURITIES. Variable and floating rate securities are debt securities that provide for periodic adjustments in the interest rate paid on the security. Variable rate securities provide for a specified periodic adjustment in the interest rate, while floating rate securities have interest rates that change whenever there is a change in a designated benchmark rate or the issuer's credit quality. There is a risk that the current interest rate on variable and floating rate securities may not accurately reflect current market interest rates or adequately compensate the holder for the current creditworthiness of the issuer. Some variable or floating rate securities are structured with liquidity features such as (1) put options or tender options that permit holders (sometimes subject to conditions) to demand payment of the unpaid principal balance plus accrued interest from the issuers or certain financial intermediaries or (2) auction rate features, remarketing provisions, or other maturity-shortening devices designed to enable the issuer to refinance or redeem outstanding debt securities (market-dependent liquidity features). Variable or floating rate securities that include market-dependent liquidity features may have greater liquidity risk than other securities, due to (for example) the failure of a market-dependent liquidity feature to operate as intended (as a result of the issuer's declining creditworthiness, adverse market conditions, or other factors) or the inability or unwillingness of a participating broker-dealer to make a secondary market for such securities. As a result, variable or floating rate securities that include market-dependent liquidity features may lose value and the holders of such securities may be required to retain them until the later of the repurchase date, the resale date, or maturity. A demand instrument with a demand notice exceeding seven days may be considered illiquid if there is no secondary market for such security.


 DEBT SECURITIES -- ZERO-COUPON AND PAY-IN-KIND SECURITIES. Zero-coupon and pay-in-kind securities are debt securities that do not make regular cash interest payments. Zero-coupon securities generally do not pay interest. Pay-in-kind securities pay interest through the issuance of additional securities. These securities are generally issued at a discount to their principal or maturity value. Because such securities do not pay current cash income, the price of these securities can be volatile when interest rates fluctuate. While these securities do not pay current cash income, federal income tax law requires the holders of zero-coupon and pay-in-kind securities to include in income each year the portion of the original issue discount and other non-cash income on such securities accrued during that year.


 DEPOSITARY RECEIPTS. Depositary receipts are securities that evidence ownership interests in a security or a pool of securities that have been deposited with a "depository." Depositary receipts may be sponsored or unsponsored and include American Depositary Receipts (ADRs), European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs). For ADRs, the depository is typically a U.S. financial institution and the underlying securities are issued by a foreign issuer. For other depositary receipts, the depository may be a foreign or a U.S. entity, and the underlying securities may have a foreign or a U.S. issuer. Depositary receipts will not necessarily be denominated in the same currency as their underlying securities. Generally, ADRs are issued in registered form, denominated in U.S. dollars, and designed for use in the U.S. securities markets. Other depositary receipts, such as GDRs and EDRs, may be issued in bearer form and denominated in other currencies, and are generally designed for use in securities markets outside the U.S. Although the two types of depositary receipt facilities (unsponsored or sponsored) are similar, there are differences regarding a holder's rights and obligations and the practices of market participants. A depository may establish an unsponsored facility without participation by (or acquiescence of) the underlying issuer; typically, however, the depository requests a letter of non-objection from the underlying issuer prior to establishing the facility. Holders of unsponsored depositary receipts generally bear all the costs of the facility. The depository usually charges fees upon the deposit and withdrawal of the underlying securities, the conversion of dividends into U.S. dollars or other currency, the disposition of non-cash distributions, and the performance of other services. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through voting rights to depositary receipt holders with respect to the underlying securities.


 Sponsored depositary receipt facilities are created in generally the same manner as unsponsored facilities, except that sponsored depositary receipts are established jointly by a depository and the underlying issuer through a deposit agreement. The deposit agreement sets out the rights and responsibilities of the underlying issuer, the depository, and the depositary receipt holders. With sponsored facilities, the underlying issuer typically bears some of the costs of the depositary receipts (such as dividend payment fees of the depository), although most sponsored depositary receipts holders may bear costs such as deposit and withdrawal fees. Depositories of most sponsored depositary receipts agree to distribute notices of shareholder meetings, voting instructions, and other shareholder communications and information to the depositary receipt holders at the underlying issuer's request.


 For purposes of a fund's investment policies, investments in depositary receipts will be deemed to be investments in the underlying securities. Thus, a depositary receipt representing ownership of common stock will be treated as common stock. Depositary receipts do not eliminate all of the risks associated with directly investing in the securities of foreign issuers.


 DERIVATIVES. A derivative is a financial instrument that has a value that is based on--or "derived from"--the values of other assets, reference rates, or indexes. Derivatives may relate to a wide variety of underlying references, such as commodities, stocks, bonds, interest rates, currency exchange rates, and related indexes. Derivatives include futures contracts and options on futures contracts, forward-commitment transactions, options on securities, caps, floors, collars, swap agreements, and other financial instruments. Some derivatives, such as futures contracts and certain options, are traded on U.S. commodity and securities exchanges, while other derivatives, such as swap agreements, are privately negotiated and entered into in the over-the-counter (OTC) market. The risks associated with the use of derivatives are different from, and possibly greater than, the risks associated with investing directly in the securities, assets, or market indexes on which the derivatives are based. Derivatives are used by some investors for speculative purposes. Derivatives also may be used for a variety of purposes that do not constitute speculation, such as hedging, risk management, seeking to stay fully invested, seeking to reduce transaction costs, seeking to simulate an investment in equity or debt securities or other investments, seeking to add value by using derivatives to more efficiently implement portfolio positions when derivatives are favorably priced relative to equity or debt securities or other investments, and for other purposes. There is no assurance that any derivatives strategy used by a fund's advisor will succeed. The counterparties to the funds' derivatives will not be considered the issuers thereof for certain purposes of the 1940 Act and the IRC, although such derivatives may qualify as securities or investments under such laws. The funds' advisors, however, will monitor and adjust, as appropriate, the funds' credit risk exposure to derivative counterparties.


 Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks, bonds, and other traditional investments. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.


 The use of a derivative involves the risk that a loss may be sustained as a result of the insolvency or bankruptcy of the other party to the contract (usually referred to as a "counterparty") or the failure of the counterparty to make required payments or otherwise comply with the terms of the contract. Additionally, the use of credit derivatives can result in losses if a fund's advisor does not correctly evaluate the creditworthiness of the issuer on which the credit derivative is based.


 Derivatives may be subject to liquidity risk, which exists when a particular derivative is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many OTC derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.


 Derivatives may be subject to pricing or "basis" risk, which exists when a particular derivative becomes extraordinarily expensive relative to historical prices or the prices of corresponding cash market instruments. Under certain market conditions, it may not be economically feasible to initiate a transaction or liquidate a position in time to avoid a loss or take advantage of an opportunity.


 Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate, or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. A derivative transaction will not be considered to constitute the issuance of a "senior security" by a fund, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction in accordance with the requirements, and subject to the risks, described above under the heading "Borrowing."


 Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to a fund's interest. A fund bears the risk that its advisor will incorrectly forecast future market trends or the values of assets, reference rates, indexes, or other financial or economic factors in establishing derivative positions for the fund. If the advisor attempts to use a derivative as a hedge against, or as a substitute for, a portfolio investment, the fund will be exposed to the risk that the derivative will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the fund. Although hedging strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments. Many derivatives, in particular OTC derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a fund.


 EXCHANGE-TRADED FUNDS. A fund may purchase shares of exchange-traded funds
(ETFs), including ETF shares issued by other Vanguard funds. Typically, a fund would purchase ETF shares for the same reason it would purchase (and as an alternative to purchasing) futures contracts: to obtain exposure to all or a portion of the stock or bond market. ETF shares enjoy several advantages over futures. Depending on the market, the holding period, and other factors, ETF shares can be less costly and more tax-efficient than futures. In addition, ETF shares can be purchased for smaller sums, offer exposure to market sectors and styles for which there is no suitable or liquid futures contract, and do not involve leverage.


 An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange traded) that has the same investment objective, strategies, and policies. The price of an ETF can fluctuate within a wide range, and a fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (1) the market price of the ETF's shares may trade at a discount to their net asset value; (2) an active trading market for an ETF's shares may not develop or be maintained; or (3) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are de-listed from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.


 Most ETFs are investment companies. Therefore, a fund's purchases of ETF shares generally are subject to the limitations on, and the risks of, a fund's investments in other investment companies, which are described below under the heading "Other Investment Companies."


 Vanguard ETF(TM) * Shares are exchange-traded shares that represent an interest in an investment portfolio held by Vanguard funds. A fund's investments in Vanguard ETF Shares are also generally subject to the descriptions, limitations, and risks described under the heading "Other Investment Companies", except as provided by an exemption granted by the SEC that permits registered investment companies to invest in a Vanguard fund that issues ETF Shares beyond the limits of Section 12(d)(1) of the 1940 Act, subject to certain terms and conditions.

---------
* U.S. Pat. No. 6,879,964 B2.


 FOREIGN SECURITIES. Typically, foreign securities are considered to be equity or debt securities issued by entities organized, domiciled, or with a principal executive office outside the United States, such as foreign corporations and governments. Securities issued by certain companies organized outside the United States may not be deemed to be foreign securities if the company's principal operations are conducted from the United States or when the company's equity securities trade principally on a U.S. stock exchange. Foreign securities may trade in U.S. or foreign securities markets. A fund may make foreign investments either directly by purchasing foreign securities or indirectly by purchasing depositary receipts or depositary shares of similar instruments (depositary receipts) for foreign securities. Depositary receipts are securities that are listed on exchanges or quoted in OTC markets in one country but represent shares of issuers domiciled in another country. Direct investments in foreign securities may be made either on foreign securities exchanges or in the OTC markets. Investing in foreign securities involves certain special risk considerations that are not typically associated with investing in securities of U.S. companies or governments.


 Because foreign issuers are not generally subject to uniform accounting, auditing, and financial reporting standards and practices comparable to those applicable to U.S. issuers, there may be less publicly available information about certain foreign issuers than about U.S. issuers. Evidence of securities ownership may be uncertain in many foreign countries. As a result, there is a risk that a fund's trade details could be incorrectly or fraudulently entered at the time of the transaction, resulting in a loss to the fund. Securities of foreign issuers are generally less liquid than securities of comparable U.S. issuers. In certain countries, there is less government supervision and regulation of stock exchanges, brokers, and listed companies than in the U.S. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, war, terrorism, nationalization, limitations on the removal of funds or other assets, or diplomatic developments which could affect U.S. investments in those countries. Although an advisor will endeavor to achieve most favorable execution costs for a fund's portfolio transactions in foreign securities under the circumstances, commissions (and other transaction costs) are generally higher than those on U.S. securities. In addition, it is expected that the expenses for custodian arrangements of the fund's foreign securities will be somewhat greater than the expenses for a fund that invests primarily in domestic securities. Certain foreign governments levy withholding taxes against dividend and interest income from foreign securities. Although in some countries a portion of these taxes is recoverable by the fund, the non-recovered portion of foreign withholding taxes will reduce the income received from the companies making up a fund.


 The value of the foreign securities held by a fund that are not U.S. dollar-denominated may be significantly affected by changes in currency exchange rates. The U.S. dollar value of a foreign security generally decreases when the value of the U.S. dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the U.S. dollar falls against such currency (as discussed below, a fund may attempt to hedge its currency risks). In addition, the value of fund assets may be affected by losses and other expenses incurred in converting between various currencies in order to purchase and sell foreign securities, and by currency restrictions, exchange control regulation, currency devaluations, and political and economic developments.


 FOREIGN SECURITIES -- EMERGING MARKET RISK. Investing in emerging market countries involves certain risks not typically associated with investing in the United States, and imposes risks greater than, or in addition to, risks of investing in more developed foreign countries. These risks include, but are not limited to, the following: greater risks of nationalization or expropriation of assets or confiscatory taxation; currency devaluations and other currency exchange rate fluctuations; greater social, economic, and political uncertainty and instability (including amplified risk of war and terrorism); more substantial government involvement in the economy; less government supervision and regulation of the securities markets and participants in those markets; controls on foreign investment and limitations on repatriation of invested capital and on the fund's ability to exchange local currencies for U.S. dollars; unavailability of currency hedging techniques in certain emerging market countries; the fact that companies in emerging market countries may be smaller, less seasoned, and newly organized companies; the difference in, or lack of, auditing and financial reporting standards, which may result in unavailability of material information about issuers; the risk that it may be more difficult to obtain and/or enforce a judgment in a court outside the United States; and greater price volatility, substantially less liquidity, and significantly smaller market capitalization of securities markets. Also, any change in the leadership or politics of emerging market countries, or the countries that exercise a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities. Furthermore, high rates of inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.


 FOREIGN SECURITIES -- FOREIGN CURRENCY TRANSACTIONS. The value in U.S. dollars of a fund's non-dollar-denominated foreign securities may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the fund may incur costs in connection with conversions between various currencies. To seek to minimize the impact of such factors on net asset values, a fund may engage in foreign currency transactions in connection with its investments in foreign securities. A fund will not speculate in foreign currency exchange and will enter into foreign currency transactions only to attempt to "hedge" the currency risk associated with investing in foreign securities. Although such transactions tend to minimize the risk of loss that would result from a decline in the value of the hedged currency, they also may limit any potential gain that might result should the value of such currency increase.


 Currency exchange transactions may be conducted either on a spot (i.e., cash) basis at the rate prevailing in the currency exchange market, or through forward contracts to purchase or sell foreign currencies. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are entered into with large commercial banks or other currency traders who are participants in the interbank market. Currency exchange transactions also may be effected through the use of swap agreements or other derivatives. Currency exchange transactions may be considered borrowings. A currency exchange transaction will not be considered to constitute the issuance of a "senior security" by a fund for purposes of the 1940 Act, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction in accordance with the requirements, and subject to the risks, described above under the heading "Borrowing."


 By entering into a forward contract for the purchase or sale of foreign currency involved in underlying security transactions, a fund may be able to protect itself against part or all of the possible loss between trade and settlement dates for that purchase or sale resulting from an adverse change in the relationship between the U.S. dollar and such foreign currency. This practice is sometimes referred to as "transaction hedging." In addition, when the advisor reasonably believes that a particular foreign currency may suffer a substantial decline against the U.S. dollar, a fund may enter into a forward contract to sell an amount of foreign currency approximating the value of some or all of its portfolio securities denominated in such foreign currency. This practice is sometimes referred to as "portfolio hedging." Similarly, when the advisor reasonably believes that the U.S. dollar may suffer a substantial decline against a foreign currency, a fund may enter into a forward contract to buy that foreign currency for a fixed dollar amount.


 A fund may also attempt to hedge its foreign currency exchange rate risk by engaging in currency futures, options, and "cross-hedge" transactions. In cross-hedge transactions, a fund holding securities denominated in one foreign currency will enter into a forward currency contract to buy or sell a different foreign currency (one that the advisor reasonably believes generally tracks the currency being hedged with regard to price movements). The advisor may select the tracking (or substitute) currency rather than the currency in which the security is denominated for various reasons, including in order to take advantage of pricing or other opportunities presented by the tracking currency or because the market for the tracking currency is more liquid or more efficient. Such cross-hedges are expected to help protect a fund against an increase or decrease in the value of the U.S. dollar against certain foreign currencies.


 A fund may hold a portion of its assets in bank deposits denominated in foreign currencies, so as to facilitate investment in foreign securities as well as protect against currency fluctuations and the need to convert such assets into U.S. dollars (thereby also reducing transaction costs). To the extent these monies are converted back into U.S. dollars, the value of the assets so maintained will be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations.


 The forecasting of currency market movement is extremely difficult, and whether any hedging strategy will be successful is highly uncertain. Moreover, it is impossible to forecast with precision the market value of portfolio securities at the expiration of a foreign currency forward contract. Accordingly, a fund may be required to buy or sell additional currency on the spot market (and bear the expense of such transaction) if its advisor's predictions regarding the movement of foreign currency or securities markets prove inaccurate. In addition, the use of cross-hedging transactions may involve special risks, and may leave a fund in a less advantageous position than if such a hedge had not been established. Because foreign currency forward contracts are privately negotiated transactions, there can be no assurance that a fund will have flexibility to roll-over a foreign currency forward contract upon its expiration if it desires to do so. Additionally, there can be no assurance that the other party to the contract will perform its services thereunder.


 FOREIGN SECURITIES -- FOREIGN INVESTMENT COMPANIES. Some of the countries in which a fund may invest may not permit, or may place economic restrictions on, direct investment by outside investors. Fund investments in such countries may be permitted only through foreign government approved or authorized investment vehicles, which may include other investment companies. Such investments may be made through registered or unregistered closed-end investment companies that invest in foreign securities. Investing through such vehicles may involve frequent or layered fees or expenses and may also be subject to the limitations on, and the risks of, a fund's investments in other investment companies, which are described below under the heading "Other Investment Companies."


 FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. Futures contracts and options on futures contracts are derivatives. A futures contract is a standardized agreement between two parties to buy or sell at a specific time in the future a specific quantity of a commodity at a specific price. The commodity may consist of an asset, a reference rate, or an index. A security futures contract relates to the sale of a specific quantity of shares of a single equity security or a narrow-based securities index. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying commodity. The buyer of a futures contract enters into an agreement to purchase the underlying commodity on the settlement date and is said to be "long" the contract. The seller of a futures contract enters into an agreement to sell the underlying commodity on the settlement date and is said to be "short" the contract. The price at which a futures contract is entered into is established either in the electronic marketplace or by open outcry on the floor of an exchange between exchange members acting as traders or brokers. Open futures contracts can be liquidated or closed out by physical delivery of the underlying commodity or payment of the cash settlement amount on the settlement date, depending on the terms of the particular contract. Some financial futures contracts (such as security futures) provide for physical settlement at maturity. Other financial futures contracts (such as those relating to interest rates, foreign currencies, and broad-based securities indexes) generally provide for cash settlement at maturity. In the case of cash settled futures contracts, the cash settlement amount is equal to the difference between the final settlement price on the last trading day of the contract and the price at which the contract was entered into. Most futures contracts, however, are not held until maturity but instead are "offset" before the settlement date through the establishment of an opposite and equal futures position.


 The purchaser or seller of a futures contract is not required to deliver or pay for the underlying commodity unless the contract is held until the settlement date. However, both the purchaser and seller are required to deposit "initial margin" with a futures commission merchant (FCM) when the futures contract is entered into. Initial margin deposits are typically calculated as a percentage of the contract's market value. If the value of either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. This process is known as "marking-to-market." A futures transaction will not be considered to constitute the issuance of a "senior security" by a fund for purposes of the 1940 Act, and such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction in accordance with the requirements, and subject to the risks, described above under the heading "Borrowing."


 An option on a futures contract (or futures option) conveys the right, but not the obligation, to purchase (in the case of a call option) or sell (in the case of a put option) a specific futures contract at a specific price (called the "exercise" or "strike" price) any time before the option expires. The seller of an option is called an option writer. The purchase price of an option is called the premium. The potential loss to an option buyer is limited to the amount of the premium plus transaction costs. This will be the case, for example, if the option is held and not exercised prior to its expiration date. Generally, an option writer sells options with the goal of obtaining the premium paid by the option buyer. If an option sold by an option writer expires without being exercised, the writer retains the full amount of the premium. The option writer, however, has unlimited economic risk because its potential loss, except to the extent offset by the premium received when the option was written, is equal to the amount the option is "in-the-money" at the expiration date. A call option is in-the-money if the value of the underlying futures contract exceeds the exercise price of the option. A put option is in-the-money if the exercise price of the option exceeds the value of the underlying futures contract. Generally, any profit realized by an option buyer represents a loss for the option writer.


 A fund that takes the position of a writer of a futures option is required to deposit and maintain initial and variation margin with respect to the option, as described above in the case of futures contracts. A futures option transaction will not be considered to constitute the issuance of a "senior security" by a fund for purposes of the 1940 Act, and such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction in accordance with the requirements, and subject to the risks, described above under the heading "Borrowing."


 Each fund intends to comply with Rule 4.5 of the Commodity Futures Trading Commission, under which a mutual fund is conditionally excluded from the definition of the term "commodity pool operator." A fund will only enter into futures contracts and futures options that are standardized and traded on a U.S. or foreign exchange, board of trade, or similar entity, or quoted on an automated quotation system.


 FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS -- RISKS. The risk of loss in trading futures contracts and in writing futures options can be substantial, because of the low margin deposits required, the extremely high degree of leverage involved in futures and options pricing, and the potential high volatility of the futures markets. As a result, a relatively small price movement in a futures position may result in immediate and substantial loss (or gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract, and the writing of a futures option, may result in losses in excess of the amount invested in the position. In the event of adverse price movements, a fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements (and segregation requirements, if applicable) at a time when it may be disadvantageous to do so. In addition, on the settlement date, a fund may be required to make delivery of the instruments underlying the futures positions it holds.

 A fund could suffer losses if it is unable to close out a futures contract or a futures option because of an illiquid secondary market. Futures contracts and futures options may be closed out only on an exchange which provides a secondary market for such products. However, there can be no assurance that a liquid secondary market will exist for any particular futures product at any specific time. Thus, it may not be possible to close a futures or option position. Moreover, most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of future positions and subjecting some futures traders to substantial losses. The inability to close futures and options positions also could have an adverse impact on the ability to hedge a portfolio investment or to establish a substitute for a portfolio investment. Treasury futures are generally not subject to such daily limits.


 A fund bears the risk that its advisor will incorrectly predict future market trends. If the advisor attempts to use a futures contract or a futures option as a hedge against, or as a substitute for, a portfolio investment, the fund will be exposed to the risk that the futures position will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the fund. While hedging strategies involving futures products can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments.


 A fund could lose margin payments it has deposited with its FCM, if, for example, the FCM breaches its agreement with the fund or becomes insolvent or goes into bankruptcy. In that event, the fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM's other customers, potentially resulting in losses to the fund.


 HYBRID INSTRUMENT. A hybrid instrument, or hybrid, is an interest in an issuer that combines the characteristics of an equity security, a debt security, a commodity, and/or a derivative. A hybrid may have characteristics that, on the whole, more strongly suggest the existence of a bond, stock or other traditional investment, but may also have prominent features that are normally associated with a different type of investment. Moreover, hybrid instruments may be treated as a particular type of investment for one regulatory purpose (such as taxation) and may be simultaneously treated as a different type of investment for a different regulatory purpose (such as securities or commodity regulation). Hybrids can be used as an efficient means of pursuing a variety of investment goals, including increased total return, duration management, and currency hedging. Because hybrids combine features of two or more traditional investments, and may involve the use of innovative structures, hybrids present risks that may be similar to, different from, or greater than those associated with traditional investments with similar characteristics.


 Examples of hybrid instruments include convertible securities, which combine the investment characteristics of bonds and common stocks, and perpetual bonds, which are structured like fixed income securities, have no maturity date, and may be characterized as debt or equity for certain regulatory purposes. Another example of a hybrid is a commodity-linked bond, such as a bond issued by an oil company that pays a small base level of interest with additional interest that accrues in correlation to the extent to which oil prices exceed a certain predetermined level. Such a hybrid would be a combination of a bond and a call option on oil.


 In the case of hybrids that are structured like fixed income securities (such as structured notes), the principal amount or interest rate is generally tied (positively or negatively) to the price of some commodity, currency, securities index, interest rate, or other economic factor (each a benchmark). For some hybrids, the principal amount payable at maturity or interest rate may be increased or decreased, depending on changes in the value of the benchmark. Other hybrids do not bear interest or pay dividends. The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a hybrid. Under certain conditions, the redemption value of a hybrid could be zero. Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond with a fixed principal amount that pays a fixed rate or floating rate of interest. The purchase of hybrids also exposes a fund to the credit risk of the issuer of the hybrids. Depending on the level of a fund's investment in hybrids, these risks may cause significant fluctuations in the fund's net asset value.

 Certain issuers of hybrid instruments known as structured products may be deemed to be investment companies as defined in the 1940 Act. As a result, the funds' investments in these products may be subject to limits described below under the heading "Other Investment Companies."


 INTERFUND BORROWING AND LENDING. The SEC has granted an exemption permitting the Vanguard funds to participate in Vanguard's interfund lending program. This program allows the Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes. The program is subject to a number of conditions, including, among other things, the requirement that: (1) no fund may borrow or lend money through the program unless it receives a more favorable interest rate than is typically available from a bank for a comparable transaction; (2) no equity, taxable bond, or money market fund may loan funds if the loan would cause its aggregate outstanding loans through the program to exceed 5%, 7.5%, or 10%, respectively, of its net assets at the time of the loan; and (3) a fund's interfund loans to any one fund shall not exceed 5% of the lending fund's net assets. In addition, a Vanguard fund may participate in the program only if and to the extent that such participation is consistent with the fund's investment objective and other investment policies. The boards of trustees of the Vanguard funds are responsible for overseeing the interfund lending program. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.


 LOAN INTERESTS AND DIRECT DEBT INSTRUMENTS. Loan interests and direct debt instruments are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates (in the case of loans and loan participations), to suppliers of goods or services (in the case of trade claims or other receivables), or to other parties. These investments involve a risk of loss in case of the default, insolvency, or bankruptcy of the borrower and may offer less legal protection to the purchaser in the event of fraud or misrepresentation, or there may be a requirement that a purchaser supply additional cash to a borrower on demand.


 Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of interest and repayment of principal. If scheduled interest or principal payments are not made, or are not made in a timely manner, the value of the instrument may be adversely affected. Loans that are fully secured provide more protections than unsecured loans in the event of failure to make scheduled interest or principal payments. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower's obligation, or that the collateral could be liquidated. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Direct indebtedness of developing countries also involves a risk that the governmental entities responsible for the repayment of the debt may be unable, or unwilling, to pay interest and repay principal when due.


 Investments in loans through direct assignment of a financial institution's interests with respect to a loan may involve additional risks. For example, if a loan is foreclosed, the purchaser could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is at least conceivable that under emerging legal theories of lender liability, a purchaser could be held liable as a co-lender. Direct debt instruments may also involve a risk of insolvency of the lending bank or other intermediary.


 A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. Unless the purchaser has direct recourse against the borrower, the purchaser may have to rely on the agent to apply appropriate credit remedies against a borrower under the terms of the loan or other indebtedness. If assets held by the agent for the benefit of a purchaser were determined to be subject to the claims of the agent's general creditors, the purchaser might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal or interest.


 Direct indebtedness may include letters of credit, revolving credit facilities, or other standby financing commitments that obligate purchasers to make additional cash payments on demand. These commitments may have the effect of requiring a purchaser to increase its investment in a borrower at a time when it would not otherwise have done so, even if the borrower's condition makes it unlikely that the amount will ever be repaid.


 A fund's investment policies will govern the amount of total assets that it may invest in any one issuer or in issuers within the same industry. For purposes of these limitations, a fund generally will treat the borrower as the "issuer" of indebtedness held by the fund. In the case of loan participations where a bank or other lending institution serves as financial intermediary between a fund and the borrower, if the participation does not shift to the fund the direct debtor-creditor relationship with the borrower, SEC interpretations require the fund, in some circumstances, to treat both the lending bank or other lending institution and the borrower as "issuers" for purposes of the fund's investment policies. Treating a financial intermediary as an issuer of indebtedness may restrict a fund's ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.


 MORTGAGE DOLLAR ROLLS. A mortgage dollar roll is a transaction in which a fund sells a mortgage-backed security to a dealer and simultaneously agrees to repurchase a similar security (but not the same security) in the future at a pre-determined price. A mortgage-dollar-roll program may be structured to simulate an investment in mortgage-backed securities at a potentially lower cost, or with potentially reduced administrative burdens, than directly holding mortgage-backed securities. A mortgage dollar roll can be viewed, like a reverse repurchase agreement, as a collateralized borrowing in which a fund pledges a mortgage-backed security to a dealer to obtain cash. Unlike the dealer of reverse repurchase agreements, the dealer with which a fund enters into a mortgage-dollar-roll transaction is not obligated to return the same securities as those originally sold by the fund, but rather only securities which are "substantially identical." To be considered substantially identical, the securities returned to a fund generally must: (1) be collateralized by the same types of underlying mortgages; (2) be issued by the same agency and be part of the same program; (3) have similar original stated maturities; (4) have identical net coupon rates; (5) have similar market yields (and therefore prices); and (6) satisfy "good delivery" requirements, meaning that the aggregate principal amounts of the securities delivered and received back must be within a certain percentage of the initial amount delivered. A mortgage dollar roll may be considered to constitute a borrowing transaction. A mortgage-dollar-roll transaction will not be considered to constitute the issuance of a "senior security" by a fund for purposes of the 1940 Act, and such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction in accordance with the requirements, and is subject to the risks, described above under the heading "Borrowing." Mortgage dollar rolls will be used only if consistent with a fund's investment objective and strategies and will not be used to leverage a fund's assets or change its risk profile. The proceeds of mortgage-dollar-roll transactions will be invested in high-quality, short-term fixed income securities.


 MORTGAGE-BACKED SECURITIES. Mortgage-backed securities are securities that represent direct or indirect participation in, or are collateralized by and payable from, mortgage loans secured by real property or instruments derived from such loans. Mortgage-backed securities include various types of securities such as government stripped mortgage-backed securities, adjustable rate mortgage-backed securities and collateralized mortgage obligations.


 Generally, mortgage-backed securities represent interests in pools of mortgage loans assembled for sale to investors by various governmental agencies, such as the Government National Mortgage Association (GNMA), by government-related organizations, such as the Federal National Mortgage Association (FNMA) and the Federal Home Loan Mortgage Corporation (FHLMC), as well as by private issuers, such as commercial banks, savings and loan institutions and mortgage bankers. The average maturity of pass-through pools of mortgage-backed securities in which a fund may invest varies with the maturities of the underlying mortgage instruments. In addition, a pool's average maturity may be shortened by unscheduled payments on the underlying mortgages. Factors affecting mortgage prepayments include the level of interest rates, general economic and social conditions, the location of the mortgaged property and age of the mortgage. Because prepayment rates of individual mortgage pools vary widely, the average life of a particular pool cannot be predicted accurately. (See "Debt Securities
- U.S. Government Securities" above.)


 Mortgage-backed securities may be classified as private, government, or government-related, depending on the issuer or guarantor. Private mortgage-backed securities represent interest in pass-through pools consisting principally of conventional residential mortgage loans created by non-government issuers, such as commercial banks and savings and loan associations and private mortgage insurance companies. Government mortgage-backed securities are backed by the full faith and credit of the United States. GNMA, the principal U.S. guarantor of these securities, is a wholly-owned U.S. government corporation within the Department of Housing and Urban Development. Government-related mortgage-backed securities are not backed by the full faith and credit of the United States. Issuers include FNMA and FHLMC. FNMA is a congressionally chartered corporation owned entirely by private stockholders, and is subject to general regulation by the Secretary of Housing and Urban Development. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA. FHLMC is a stockholder-owned government-sponsored enterprise established by Congress. Participation certificates representing interests in mortgages from FHLMC's national portfolio are guaranteed as to the timely payment of interest and principal by FHLMC. Private, government, or government-related entities may create mortgage loan pools offering pass-through investments in addition to those described above. The mortgages underlying these securities may be alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may be shorter than customary.


 Mortgage-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. Prepayments of principal by mortgagors or mortgage foreclosures shorten the term of the mortgage pool underlying the mortgage-backed security. The occurrence of prepayments is a function of several factors including the level of interest rates, general economic conditions, the location of the mortgaged property, the age of the mortgage or other underlying obligations, and other social and demographic conditions. Because prepayment rates of individual mortgage pools vary widely, the average life of a particular pool cannot be predicted accurately. A fund's ability to maintain positions in mortgage-backed securities is affected by the reductions in the principal amount of such securities resulting from prepayments. A fund's ability to reinvest prepayments of principal at comparable yield is subject to generally prevailing interest rates at that time. The values of mortgage-backed securities vary with changes in market interest rates generally and the differentials in yields among various kinds of U.S. government securities, mortgage-backed securities, and asset-backed securities. In periods of rising interest rates, the rate of prepayment tends to decrease, thereby lengthening the average life of a pool of mortgages supporting a mortgage-backed security. Conversely, in periods of falling interest rates, the rate of prepayment tends to increase thereby shortening the average life of such a pool. Because prepayments of principal generally occur when interest rates are declining, an investor, such as a fund, generally has to reinvest the proceeds of such prepayments at lower interest rates than those at which its assets were previously invested. Therefore, mortgage-backed securities have less potential for capital appreciation in periods of falling interest rates than other income-bearing securities of comparable maturity.


 MORTGAGE-BACKED SECURITIES -- ADJUSTABLE RATE MORTGAGE-BACKED SECURITIES. Adjustable rate mortgage-backed securities (ARMBSs) have interest rates that reset at periodic intervals. Acquiring ARMBSs permits a fund to participate in increases in prevailing current interest rates through periodic adjustments in the coupons of mortgages underlying the pool on which ARMBSs are based. Such ARMBSs generally have higher current yield and lower price fluctuations than is the case with more traditional fixed income debt securities of comparable rating and maturity. In addition, when prepayments of principal are made on the underlying mortgages during periods of rising interest rates, a fund can reinvest the proceeds of such prepayments at rates higher than those at which they were previously invested. Mortgages underlying most ARMBSs, however, have limits on the allowable annual or lifetime increases that can be made in the interest rate that the mortgagor pays. Therefore, if current interest rates rise above such limits over the period of the limitation, a fund holding an ARMBS does not benefit from further increases in interest rates. Moreover, when interest rates are in excess of coupon rates (i.e., the rates being paid by mortgagors) of the mortgages, ARMBSs behave more like fixed income securities and less like adjustable rate securities and are subject to the risks associated with fixed income securities. In addition, during periods of rising interest rates, increases in the coupon rate of adjustable rate mortgages generally lag current market interest rates slightly, thereby creating the potential for capital depreciation on such securities.


 MORTGAGE-BACKED SECURITIES -- COLLATERALIZED MORTGAGE OBLIGATIONS. Collateralized mortgage obligations (CMOs) are mortgage-backed securities that are collateralized by whole loan mortgages or mortgage pass-through securities. The bonds issued in a CMO transaction are divided into groups, and each group of bonds is referred to as a "tranche." Under the traditional CMO structure, the cash flows generated by the mortgages or mortgage pass-through securities in the collateral pool are used to first pay interest and then pay principal to the CMO bondholders. The bonds issued under a traditional CMO structure are retired sequentially as opposed to the pro-rata return of principal found in traditional pass-through obligations. Subject to the various provisions of individual CMO issues, the cash flow generated by the underlying collateral (to the extent it exceeds the amount required to pay the stated interest) is used to retire the bonds. Under a CMO structure, the repayment of principal among the different tranches is prioritized in accordance with the terms of the particular CMO issuance. The "fastest-pay" tranches of bonds, as specified in the prospectus for the issuance, would initially receive all principal payments. When those tranches of bonds are retired, the next tranche, or tranches, in the sequence, as specified in the prospectus, receive all of the principal payments until they are retired. The sequential retirement of bond groups continues until the last tranche is retired. Accordingly, the CMO structure allows the issuer to use cash flows of long maturity, monthly-pay collateral to formulate securities with short, intermediate, and long final maturities and expected average lives and risk characteristics.


 In recent years, new types of CMO tranches have evolved. These include floating rate CMOs, planned amortization classes, accrual bonds and CMO residuals. These newer structures affect the amount and timing of principal and interest received by each tranche from the underlying collateral. Under certain of these new structures, given classes of CMOs have priority over others with respect to the receipt of prepayments on the mortgages. Therefore, depending on the type of CMOs in which a fund invests, the investment may be subject to a greater or lesser risk of prepayment than other types of mortgage-backed securities.


 The primary risk of CMOs is the uncertainty of the timing of cash flows that results from the rate of prepayments on the underlying mortgages serving as collateral and from the structure of the particular CMO transaction (that is, the priority of the individual tranches). An increase or decrease in prepayment rates (resulting from a decrease or increase in mortgage interest rates) will affect the yield, average life, and price of CMOs. The prices of certain CMOs, depending on their structure and the rate of prepayments, can be volatile. Some CMOs may also not be as liquid as other securities.


 MORTGAGE-BACKED SECURITIES--HYBRID ARMS. A hybrid adjustable-rate mortgage (hybrid ARM) is a type of mortgage in which the interest rate is fixed for a specified period and then resets periodically, or floats, for the remaining mortgage term. Hybrid ARMs are usually referred to by their fixed and floating periods. For example, a 5/1 ARM refers to a mortgage with a 5-year fixed interest rate period, followed by 1-year interest rate adjustment periods. During the initial interest period (i.e., the initial five years for a 5/1 hybrid ARM), hybrid ARMs behave more like fixed income securities and are subject to the risks associated with fixed income securities. All hybrid ARMs have reset dates. A reset date is the date when a hybrid ARM changes from a fixed interest rate to a floating interest rate. At the reset date, a hybrid ARM can adjust by a maximum specified amount based on a margin over an identified index. Like ARMBSs, hybrid ARMs have periodic and lifetime limitations on the increases that can be made to the interest rates that mortgagors pay. Therefore, if during a floating rate period interest rates rise above the interest rate limits of the hybrid ARM, a fund holding the hybrid ARM does not benefit from further increases in interest rates.


 MORTGAGE-BACKED SECURITIES -- STRIPPED MORTGAGE-BACKED SECURITIES. Stripped mortgage-backed securities (SMBSs) are derivative multi-class mortgage-backed securities. SMBSs may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks, and special purpose entities formed or sponsored by any of the foregoing.


 SMBSs are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The price and yield-to-maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a fund's yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a fund may fail to recoup some or all of its initial investment in these securities, even if the security is in one of the highest rating categories.


 Although SMBSs are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed and, accordingly, these securities may be deemed "illiquid" and subject to a fund's limitations on investment in illiquid securities.


 OPTIONS. An option is a derivative. An option on a security (or index) is a contract that gives the holder of the option, in return for the payment of a "premium," the right, but not the obligation, to buy from (in the case of a call option) or sell to (in the case of a put option) the writer of the option the security underlying the option (or the cash value of the index) at a specified exercise price prior to the expiration date of the option. The writer of an option on a security has the obligation upon exercise of the option (1) to deliver the underlying security upon payment of the exercise price (in the case of a call option) or (2) to pay the exercise price upon delivery of the underlying security (in the case of a put option). The writer of an option on an index has the obligation upon exercise of the option to pay an amount equal to the cash value of the index minus the exercise price, multiplied by the specified multiplier for the index option. The multiplier for an index option determines the size of the investment position the option represents. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the purchaser or writer greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.


 The buyer (or holder) of an option is said to be "long" the option, while the seller (or writer) of an option is said to be "short" the option. A call option grants to the holder the right to buy (and obligates the writer to sell) the underlying security at the strike price. A put option grants to the holder the right to sell (and obligates the writer to buy) the underlying security at the strike price. The purchase price of an option is called the "premium." The potential loss to an option buyer is limited to the amount of the premium plus transaction costs. This will be the case if the option is held and not exercised prior to its expiration date. Generally, an option writer sells options with the goal of obtaining the premium paid by the option buyer, but that person could also seek to profit from an anticipated rise or decline in option prices. If an option sold by an option writer expires without being exercised, the writer retains the full amount of the premium. The option writer, however, has unlimited economic risk because its potential loss, except to the extent offset by the premium received when the option was written, is equal to the amount the option is "in-the-money" at the expiration date. A call option is in-the-money if the value of the underlying position exceeds the exercise price of the option. A put option is in-the-money if the exercise price of the option exceeds the value of the underlying position. Generally, any profit realized by an option buyer represents a loss for the option writer. The writing of an option will not be considered to constitute the issuance of a "senior security" by a fund for purposes of the 1940 Act, and such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction in accordance with the requirements, and subject to the risks, described above under the heading "Borrowing."


 If a trading market in particular options were to become unavailable, investors in those options (such as the funds) would be unable to close out their positions until trading resumes, and they may be faced with substantial losses if the value of the underlying interest moves adversely during that time. Even if the market were to remain available, there may be times when options prices will not maintain their customary or anticipated relationships to the prices of the underlying interests and related interests. Lack of investor interest, changes in volatility, or other factors or conditions might adversely affect the liquidity, efficiency, continuity, or even the orderliness of the market for particular options.


 A fund bears the risk that its advisor will not accurately predict future market trends. If the advisor attempts to use an option as a hedge against, or as a substitute for, a portfolio investment, the fund will be exposed to the risk that the option will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the fund. While hedging strategies involving options can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments. Many options, in particular OTC options, are complex and often valued based on subjective factors. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a fund.


 OTHER INVESTMENT COMPANIES. A fund may invest in other investment companies to the extent permitted by applicable law or SEC exemption. Under Section 12(d)(1) of the 1940 Act, a fund generally may invest up to 10% of its assets in shares of investment companies and up to 5% of its assets in any one investment company, as long as no investment represents more than 3% of the voting stock of an acquired investment company. The 1940 Act and related rules provide certain exemptions from these restrictions. If a fund invests in other investment companies, shareholders will bear not only their proportionate share of the fund's expenses (including operating expenses and the fees of the advisor), but also, indirectly, the similar expenses of the underlying investment companies. Shareholders would also be exposed to the risks associated not only to the investments of the fund but also to the portfolio investments of the underlying investment companies. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that typically trade on a stock exchange or over-the-counter at a premium or discount to their net asset value. Others are continuously offered at net asset value but also may be traded on the secondary market.


 PREFERRED STOCK. Preferred stock represents an equity or ownership interest in an issuer. Preferred stock normally pays dividends at a specified rate and has precedence over common stock in the event the issuer is liquidated or declares bankruptcy. However, in the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock. Preferred stock, unlike common stock, often has a stated dividend rate payable from the corporation's earnings. Preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. "Cumulative" dividend provisions require all or a portion of prior unpaid dividends to be paid before dividends can be paid to the issuer's common stock. "Participating" preferred stock may be entitled to a dividend exceeding the stated dividend in certain cases. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of such stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as provisions allowing the stock to be called or redeemed, which can limit the benefit of a decline in interest rates. Preferred stock is subject to many of the risks to which common stock and debt securities are subject.


 REPURCHASE AGREEMENTS. A repurchase agreement is an agreement under which a fund acquires a fixed income security (generally a security issued by the U.S. government or an agency thereof, a banker's acceptance, or a certificate of deposit) from a commercial bank, broker, or dealer, and simultaneously agrees to resell such security to the seller at an agreed upon price and date (normally, the next business day). Because the security purchased constitutes collateral for the repurchase obligation, a repurchase agreement may be considered a loan that is collateralized by the security purchased. The resale price reflects an agreed upon interest rate effective for the period the instrument is held by a fund and is unrelated to the interest rate on the underlying instrument. In these transactions, the securities acquired by a fund (including accrued interest earned thereon) must have a total value in excess of the value of the repurchase agreement and be held by a custodian bank until repurchased. In addition, the investment advisor will monitor a fund's repurchase agreement transactions generally and will evaluate the creditworthiness of any bank, broker, or dealer party to a repurchase agreement relating to a fund. The aggregate amount of any such agreements is not limited except to the extent required by law.


 The use of repurchase agreements involves certain risks. One risk is the seller's ability to pay the agreed-upon repurchase price on the repurchase date. If the seller defaults, the fund may incur costs in disposing of the collateral, which would reduce the amount realized thereon. If the seller seeks relief under the bankruptcy laws, the disposition of the collateral may be delayed or limited. For example, if the other party to the agreement becomes insolvent and subject to liquidation or reorganization under the bankruptcy or other laws, a court may determine that the underlying security is collateral for a loan by the fund not within its control and therefore the realization by the fund on such collateral may be automatically stayed. Finally, it is possible that the fund may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement.


 RESTRICTED AND ILLIQUID SECURITIES. Illiquid securities are securities that cannot be sold or disposed of in the ordinary course of business within seven business days at approximately the value at which they are being carried on a fund's books. Illiquid securities may include a wide variety of investments, such as: (1) repurchase agreements maturing in more than seven days; (2) OTC options contracts and certain other derivatives (including certain swap agreements); (3) fixed time deposits that are not subject to prepayment or do not provide for withdrawal penalties upon prepayment (other than overnight deposits); (4) participation interests in loans; (5) municipal lease obligations; (6) commercial paper issued pursuant to Section 4(2) of the Securities Act of 1933 (the 1933 Act); and (7) securities whose disposition is restricted under the federal securities laws. Illiquid securities include restricted, privately placed securities that, under the federal securities laws, generally may be resold only to qualified institutional buyers. If a substantial market develops for a restricted security (or other illiquid investment) held by a fund, it may be treated as a liquid security, in accordance with procedures and guidelines approved by the board of trustees. This generally includes securities that are unregistered, that can be sold to qualified institutional buyers in accordance with Rule 144A under the 1933 Act, or that are exempt from registration under the 1933 Act, such as commercial paper. While a fund's advisor monitors the liquidity of restricted securities on a daily basis, the board of trustees oversees and retains ultimate responsibility for the advisor's liquidity determinations. Several factors that the trustees consider in monitoring these decisions include the valuation of a security, the availability of qualified institutional buyers, brokers, and dealers that trade in the security, and the availability of information about the security's issuer.


 REVERSE REPURCHASE AGREEMENTS. In a reverse repurchase agreement, a fund sells a security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase that security at an agreed-upon price and time. Under a reverse repurchase agreement, the fund continues to receive any principal and interest payments on the underlying security during the term of the agreement. Reverse repurchase agreements involve the risk that the market value of securities retained by the fund may decline below the repurchase price of the securities sold by the fund which it is obligated to repurchase. A reverse repurchase agreement may be considered a borrowing transaction for purposes of the 1940 Act. A reverse repurchase agreement transaction will not be considered to constitute the issuance of a "senior security" by a fund, and such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction in accordance with the requirements, and subject to the risks, described above under the heading "Borrowing." A fund will enter into reverse repurchase agreements only with parties whose creditworthiness has been reviewed and found satisfactory by the advisor.


 SECURITIES LENDING. A fund may lend its investment securities to qualified institutional investors (typically brokers, dealers, banks, or other financial institutions) who may need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities, or completing arbitrage operations. By lending its investment securities, a fund attempts to increase its net investment income through the receipt of interest on the securities lent. Any gain or loss in the market price of the securities lent that might occur during the term of the loan would be for the account of the fund. If the borrower defaults on its obligation to return the securities lent because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities lent or in gaining access to the collateral. These delays and costs could be greater for foreign securities. If a fund is not able to recover the securities lent, a fund may sell the collateral and purchase a replacement investment in the market. The value of the collateral could decrease below the value of the replacement investment by the time the replacement investment is purchased. Cash received as collateral through loan transactions may be invested in other eligible securities. Investing this cash subjects that investment to market appreciation or depreciation.


 The terms and the structure and the aggregate amount of securities loans must be consistent with the 1940 Act, and the rules or interpretations of the SEC thereunder. These provisions limit the amount of securities a fund may lend to 33 1/3% of the fund's total assets, and require that (1) the borrower pledge and maintain with the fund collateral consisting of cash, an irrevocable letter of credit or securities issued or guaranteed by the U.S. government having at all times not less than 100% of the value of the securities lent; (2) the borrower add to such collateral whenever the price of the securities lent rises (i.e., the borrower "marks-to-market" on a daily basis); (3) the loan be made subject to termination by the fund at any time; and (4) the fund receive reasonable interest on the loan (which may include the fund's investing any cash collateral in interest bearing short-term investments), any distribution on the lent securities, and any increase in their market value. Loan arrangements made by each fund will comply with all other applicable regulatory requirements, including the rules of the New York Stock Exchange, which presently require the borrower, after notice, to redeliver the securities within the normal settlement time of three business days. The advisor will consider the creditworthiness of the borrower, among other things, in making decisions with respect to the lending of securities, subject to oversight by the board of trustees. At the present time, the SEC does not object if an investment company pays reasonable negotiated fees in connection with lent securities, so long as such fees are set forth in a written contract and approved by the investment company's trustees. In addition, voting rights pass with the lent securities, but if a fund has knowledge that a material event will occur affecting securities on loan, and in respect of which the holder of the securities will be entitled to vote or consent, the lender must be entitled to call the loaned securities in time to vote or consent.


 SWAP AGREEMENTS. A swap agreement is a derivative. A swap agreement is an agreement between two parties (counterparties) to exchange payments at specified dates (periodic payment dates) on the basis of a specified amount (notional amount) with the payments calculated with reference to a specified asset, reference rate, or index.


 Examples of swap agreements include, but are not limited to, interest rate swaps, credit default swaps, equity swaps, commodity swaps, foreign currency swaps, index swaps, and total return swaps. Most swap agreements provide that when the periodic payment dates for both parties are the same, payments are netted, and only the net amount is paid to the counterparty entitled to receive the net payment. Consequently, a fund's current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each counterparty. Swap agreements allow for a wide variety of transactions. For example, fixed rate payments may be exchanged for floating rate payments; U.S. dollar-denominated payments may be exchanged for payments denominated in a different currency; and payments tied to the price of one asset, reference rate, or index may be exchanged for payments tied to the price of another asset, reference rate, or index.


 An option on a swap agreement, also called a "swaption," is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based "premium." A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.


 The use of swap agreements by a fund entails certain risks, which may be different from, or possibly greater than, the risks associated with investing directly in the securities and other investments that are the referenced asset for the swap agreement. Swaps are highly specialized instruments that require investment techniques, risk analyses, and tax planning different from those associated with stocks, bonds, and other traditional investments. The use of a swap requires an understanding not only of the referenced asset, reference rate, or index but also of the swap itself, without the benefit of observing the performance of the swap under all possible market conditions.

 Swap agreements may be subject to liquidity risk, which exists when a particular swap is difficult to purchase or sell. If a swap transaction is particularly large or if the relevant market is illiquid (as is the case with many OTC swaps), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses. In addition, swap transactions may be subject to a fund's limitation on investments in illiquid securities.


 Swap agreements may be subject to pricing risk, which exists when a particular swap becomes extraordinarily expensive (or cheap) relative to historical prices or the prices of corresponding cash market instruments. Under certain market conditions, it may not be economically feasible to initiate a transaction or liquidate a position in time to avoid a loss or take advantage of an opportunity or to realize the intrinsic value of the swap agreement.


 Because some swap agreements have a leverage component, adverse changes in the value or level of the underlying asset, reference rate, or index can result in a loss substantially greater than the amount invested in the swap itself. Certain swaps have the potential for unlimited loss, regardless of the size of the initial investment. A leveraged swap transaction will not be considered to constitute the issuance of a "senior security" by a fund, and such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction in accordance with the requirements, and subject to the risks, described above under the heading "Borrowing."


 Like most other investments, swap agreements are subject to the risk that the market value of the instrument will change in a way detrimental to a fund's interest. A fund bears the risk that its advisor will not accurately forecast future market trends or the values of assets, reference rates, indexes, or other economic factors in establishing swap positions for the fund. If the advisor attempts to use a swap as a hedge against, or as a substitute for, a portfolio investment, the fund will be exposed to the risk that the swap will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the fund. While hedging strategies involving swap instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments. Many swaps, in particular OTC swaps, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a fund.


 The use of a swap agreement also involves the risk that a loss may be sustained as a result of the insolvency or bankruptcy of the counterparty or the failure of the counterparty to make required payments or otherwise comply with the terms of the agreement. Additionally, the use of credit default swaps can result in losses if a fund's advisor does not correctly evaluate the creditworthiness of the issuer on which the credit swap is based.


 The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.


 TAX MATTERS -- FEDERAL TAX TREATMENT OF FUTURES CONTRACTS. A fund is required for federal income tax purposes to recognize as income for each taxable year its net unrealized gains and losses on certain futures contracts as of the end of the year as well as those actually realized during the year. In these cases, any gain or loss recognized with respect to a futures contract is considered to be 60% long-term capital gain or loss and 40% short-term capital gain or loss, without regard to the holding period of the contract. Gains and losses on certain other futures contracts (primarily non-U.S. futures contracts) are not recognized until the contracts are closed and are treated as long-term or short-term, depending on the holding period of the contract. Sales of futures contracts that are intended to hedge against a change in the value of securities held by a fund may affect the holding period of such securities and, consequently, the nature of the gain or loss on such securities upon disposition. A fund may be required to defer the recognition of losses on one position, such as futures contracts, to the extent of any unrecognized gains on a related offsetting position held by the fund.


 In order for a fund to continue to qualify for federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income; i.e., dividends, interest, income derived from loans of securities, gains from the sale of securities or of foreign currencies, or other income derived with respect to the fund's business of investing in securities or currencies. It is anticipated that any net gain recognized on futures contracts will be considered qualifying income for purposes of the 90% requirement.


 A fund will distribute to shareholders annually any net capital gains that have been recognized for federal income tax purposes on futures transactions. Such distributions will be combined with distributions of capital gains realized on the fund's other investments and shareholders will be advised on the nature of the distributions.

 TAX MATTERS -- FEDERAL TAX TREATMENT OF NON-U.S. TRANSACTIONS. Special rules govern the federal income tax treatment of certain transactions denominated in a currency other than the U.S. dollar or determined by reference to the value of one or more currencies other than the U.S. dollar. The types of transactions covered by the special rules include the following: (1) the acquisition of, or becoming the obligor under, a bond or other debt instrument (including, to the extent provided in Treasury regulations, preferred stock); (2) the accruing of certain trade receivables and payables; and (3) the entering into or acquisition of any forward contract, futures contract, option, or similar financial instrument if such instrument is not marked to market. The disposition of a currency other than the U.S. dollar by a taxpayer whose functional currency is the U.S. dollar is also treated as a transaction subject to the special currency rules. However, foreign currency-related regulated futures contracts and non-equity options are generally not subject to the special currency rules if they are or would be treated as sold for their fair market value at year-end under the marking-to-market rules applicable to other futures contracts unless an election is made to have such currency rules apply. With respect to transactions covered by the special rules, foreign currency gain or loss is calculated separately from any gain or loss on the underlying transaction and is normally taxable as ordinary income or loss. A taxpayer may elect to treat as capital gain or loss foreign currency gain or loss arising from certain identified forward contracts, futures contracts, and options that are capital assets in the hands of the taxpayer and which are not part of a straddle. The Treasury Department issued regulations under which certain transactions subject to the special currency rules that are part of a "section 988 hedging transaction" (as defined in the IRC and the Treasury regulations) will be integrated and treated as a single transaction or otherwise treated consistently for purposes of the IRC. Any gain or loss attributable to the foreign currency component of a transaction engaged in by a fund which is not subject to the special currency rules (such as foreign equity investments other than certain preferred stocks) will be treated as capital gain or loss and will not be segregated from the gain or loss on the underlying transaction. It is anticipated that some of the non-U.S. dollar-denominated investments and foreign currency contracts a fund may make or enter into will be subject to the special currency rules described above.


 TAX MATTERS --TAX CONSIDERATIONS FOR NON-U.S. INVESTORS. U.S. withholding and estate taxes may apply to any investments made by non-U.S. investors in Vanguard funds. The American Jobs Creation Act of 2004 (the 2004 Act) has temporarily modified the applicable withholding and estate taxes for non-U.S. investors. Under the 2004 Act, distributions to non-U.S. investors that are properly designated as net short-term capital gains or qualified interest dividends will not be subject to U.S. withholding tax if the investor provides required documentation certifying their non-U.S. status for tax purposes. Other distributions to such investors may be subject to U.S. withholding tax and, unless the exemption provided by the 2004 Act is extended by Congress, net short-term capital gains and qualified interest dividends will again become subject to such tax in the fund's first taxable year beginning after December 31, 2007. The 2004 Act also provides a partial exemption from U.S. estate tax for fund shares held by the estate of a non-U.S. decedent who dies before January 1, 2008.


 Please be aware that the U.S. tax information contained in this Statement of Additional Information is not intended or written to be used, and cannot be used, for the purpose of avoiding U.S. tax penalties.


 TAX MATTERS -- FOREIGN TAX CREDIT. Foreign governments may withhold taxes on dividends and interest paid with respect to foreign securities held by a fund. Foreign governments may also impose taxes on other payments or gains with respect to foreign securities. If, at the close of its fiscal year, more than 50% of a fund's total assets are invested in securities of foreign issuers, the fund may elect to pass through foreign taxes paid, and thereby allow shareholders to take a deduction or, if they meet certain holding period requirements, a tax credit on their tax returns. If shareholders do not meet the holding period requirements, they may still be entitled to a deduction for certain gains that were actually distributed by the fund, but will also show the amount of the available offsetting credit or deduction.



 TEMPORARY INVESTMENTS. A fund may take temporary defensive positions that are inconsistent with the fund's normal fundamental or non-fundamental investment policies and strategies in response to adverse market, economic, political, or other conditions as determined by the advisor. Such measures could include, but are not limited to, investments in (1) highly liquid short-term fixed income securities issued by or on behalf of municipal or corporate issuers, obligations of the U.S. government and its agencies, commercial paper, and bank certificates of deposit; (2) repurchase agreements involving any such securities; and
(3) other money market instruments. There is no limit on the extent to which the fund may take temporary defensive measures. In taking such measures, the fund may fail to achieve its investment objective.



     WARRANTS. Warrants are instruments that give the holder the right, but not the obligation, to buy an equity security at a specific price for a specific period of time. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments.


 WHEN-ISSUED, DELAYED-DELIVERY, AND FORWARD-COMMITMENT TRANSACTIONS. When-issued, delayed-delivery, and forward-commitment transactions involve a commitment to purchase or sell specific securities at a predetermined price or yield in which payment and delivery take place after the customary settlement period for that type of security. Typically, no interest accrues to the purchaser until the security is delivered. When purchasing securities pursuant to one of these transactions, payment for the securities is not required until the delivery date. However, the purchaser assumes the rights and risks of ownership, including the risks of price and yield fluctuations and the risk that the security will not be issued as anticipated. When a fund has sold a security pursuant to one of these transactions, the fund does not participate in further gains or losses with respect to the security. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, the fund could miss a favorable price or yield opportunity or suffer a loss. A fund may renegotiate a when-issued or forward-commitment transaction and may sell the underlying securities before delivery, which may result in capital gains or losses for the fund. When-issued, delayed-delivery, and forward-commitment transactions will not be considered to constitute the issuance of a "senior security" by a fund, and such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by the fund, if the fund covers the transaction in accordance with the requirements, and subject to the risks, described above under the heading "Borrowing."


                             INVESTMENT LIMITATIONS


                           VANGUARD U.S. GROWTH FUND
                       VANGUARD INTERNATIONAL GROWTH FUND
                        VANGUARD FTSE SOCIAL INDEX FUND


Each Fund is subject to the following fundamental investment limitations, which cannot be changed in any material way without the approval of the holders of a majority of the Fund's shares. For these purposes, a "majority" of shares means shares representing the lesser of: (1) 67% or more of the Fund's net assets voted, so long as shares representing more than 50% of the Fund's net assets are present or represented by proxy; or (2) more than 50% of the Fund's net assets.



 BORROWING. Each Fund may borrow money for temporary or emergency purposes only in an amount not to exceed 15% of the Fund's net assets. Each Fund may borrow money through banks or Vanguard's interfund lending program only, and must comply with all applicable regulatory conditions. Each Fund may not make any additional investments whenever its outstanding borrowings exceed 5% of net assets.



 COMMODITIES. Each Fund may not invest in commodities, except that it may invest in stock futures contracts, stock options, and options on stock futures contracts and, in the case of Vanguard International Growth Fund and Vanguard FTSE Social Index Fund, foreign currency futures contracts and options. No more than 5% of a Fund's total assets may be used as initial margin deposit for futures contracts, and no more than 20% of a Fund's total assets may be invested in futures contracts or options at any time.


 DIVERSIFICATION. With respect to 75% of its total assets, each Fund may not:
(1) purchase more than 10% of the outstanding voting securities of any one issuer; or (2) purchase securities of any issuer if, as a result, more than 5% of the Fund's total assets would be invested in that issuer's securities. This limitation does not apply to obligations of the U.S. government or its agencies or instrumentalities.


 ILLIQUID SECURITIES. Each Fund may not acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid.


 INDUSTRY CONCENTRATION. Each Fund may not invest more than 25% of its total assets in any one industry.


 INVESTING FOR CONTROL. Each Fund may not invest in a company for purposes of controlling its management.


 INVESTMENT OBJECTIVE. The investment objective of each Fund may not be materially changed without a shareholder vote.


 LOANS. Each Fund may not lend money to any person except by purchasing fixed income securities that are publicly distributed, by lending its portfolio securities, or through Vanguard's interfund lending program.

 MARGIN. Each Fund may not purchase securities on margin or sell securities short, except as permitted by the Fund's investment policies relating to commodities.


 PLEDGING ASSETS. Each Fund may not pledge, mortgage, or hypothecate more than 15% of its net assets.


 REAL ESTATE. Each Fund may not invest directly in real estate, although it may invest in securities of companies that deal in real estate and bonds secured by real estate.


 SENIOR SECURITIES. Each Fund may not issue senior securities, except in compliance with the 1940 Act.


 UNDERWRITING. Each Fund may not act as an underwriter of another issuer's securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the1933 Act, in connection with the purchase and sale of portfolio securities.


                        VANGUARD U.S. SECTOR INDEX FUNDS


Each U.S. Sector Index Fund is subject to the following fundamental investment limitations, which cannot be changed in any material way without the approval of the holders of a majority of the Fund's shares. For these purposes, a "majority" of shares means shares representing the lesser of: (1) 67% or more of the Fund's net assets voted, so long as shares representing more than 50% of the Fund's net assets are present or represented by proxy; or (2) more than 50% of the Fund's net assets.


 BORROWING. Each Fund may borrow money or issue senior securities only as permitted under the 1940 Act and any applicable SEC Rules and interpretations.


 COMMODITIES. Each Fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments. This limitation shall not prevent the Fund from purchasing, selling, or entering into securities or other instruments backed by physical commodities, foreign currencies, foreign currency forward contracts, foreign currency options, futures contracts, options on futures contracts, swap agreements, or other derivative instruments, subject to compliance with applicable provisions of the federal securities and commodities laws.


 INDUSTRY CONCENTRATION. Each Fund will concentrate its assets in securities of issuers in a particular industry or group of industries denoted by the Fund's name.


 LOANS. Each Fund may make loans only as permitted under the 1940 Act and any applicable SEC Rules and interpretations.


 REAL ESTATE. Each Fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments. This limitation shall not prevent a Fund from investing in securities or other instruments backed by real estate or securities issued by any company engaged in the real estate business.


 SENIOR SECURITIES. Each Fund may borrow money or issue senior securities only as permitted under the 1940 Act and any applicable SEC Rules and interpretations.


 UNDERWRITING. Each Fund may not act as an underwriter of another issuer's securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the 1933 Act, in connection with the purchase and sale of portfolio securities.


                 VANGUARD EXTENDED DURATION TREASURY INDEX FUND


 BORROWING. The Fund may borrow money or issue senior securities only as permitted under the 1940 Act and any applicable SEC Rules and interpretations.


 COMMODITIES. The Fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments. This limitation shall not prevent the Fund from purchasing, selling, or entering into securities or other instruments backed by physical commodities, foreign currencies, foreign currency forward contracts, foreign currency options, futures contracts, options on futures contracts, swap agreements, or other derivative instruments, subject to compliance with applicable provisions of the federal securities and commodities laws.

 DIVERSIFICATION. With respect to 75% of its total assets, the Fund may not: (1) purchase more than 10% of the outstanding voting securities of any one issuer; or (2) purchase securities of any issuer if, as a result, more than 5% of the Fund's total assets would be invested in that issuer's securities. This limitation does not apply to obligations of the U.S. government or its agencies or instrumentalities.



 INDUSTRY CONCENTRATION. The Fund will not invest more than 25% of its total assets in any one industry except as necessary to approximate the composition of its target index.


 LOANS. The Fund may make loans only as permitted under the 1940 Act and any applicable SEC Rules and interpretations.


 REAL ESTATE. The Fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments. This limitation shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities issued by any company engaged in the real estate business.


 SENIOR SECURITIES. The Fund may borrow money or issue senior securities only as permitted under the 1940 Act and any applicable SEC Rules and interpretations.


 UNDERWRITING. The Fund may not act as an underwriter of another issuer's securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the 1933 Act, in connection with the purchase and sale of portfolio securities.


                                   ALL FUNDS


Compliance with the investment limitations set forth above is generally measured at the time the securities are purchased. All investment limitations must comply with applicable regulatory requirements. If a percentage restriction is adhered to at the time the investment is made, a later change in percentage resulting from a change in the market value of assets will not constitute a violation of such restriction.


 None of these limitations prevents the Funds from having an ownership interest in Vanguard. As a part owner of Vanguard, each Fund may own securities issued by Vanguard, make loans to Vanguard, and contribute to Vanguard's costs or other financial requirements. See "Management of the Funds" for more information.


                                  SHARE PRICE


Multiple-class funds do not have a share price. Rather, each class has a share price, called its net asset value, or NAV, that is calculated each business day as of the close of regular trading on the New York Stock Exchange (the Exchange), generally 4 p.m., Eastern time. NAV per share is computed by dividing the net assets allocated to each share class by the number of Fund shares outstanding for that class.


 The Exchange typically observes the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day (Washington's Birthday), Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. Although each Fund expects the same holidays to be observed in the future, the Exchange may modify its holiday schedule or hours of operation at any time.


                       PURCHASE AND REDEMPTION OF SHARES


                            (OTHER THAN ETF SHARES)


PURCHASE OF SHARES


The purchase price of shares of each Fund is the NAV per share next determined after the purchase request is received in good order, as defined in the Fund's prospectus. The NAV per share is calculated as of the close of regular trading on the Exchange on each day the Exchange is open for business. A purchase order received before the close of regular trading on the Exchange will be executed at the NAV computed on the date of receipt; a purchase order received after the close of regular trading on the Exchange will be executed at the NAV computed on the first business day following the date of receipt.


 EXCHANGE OF SECURITIES FOR SHARES OF A FUND. In certain circumstances, shares of a fund may be purchased "in kind" (i.e., in exchange for securities, rather than for cash). The securities tendered as part of an in-kind purchase must be included in the index tracked by an index fund and must have a total market value of $1 million or more. In addition, each position must have a market value of $10,000 or more. Such securities also must be liquid securities that are not restricted as to transfer and have a value that is readily ascertainable as evidenced by a listing on the American Stock Exchange, the New York Stock Exchange, or Nasdaq. Securities accepted by the fund will be valued, as set forth in the fund's prospectus, as of the time of the next determination of NAV after such acceptance. Shares of each fund are issued at the NAV determined as of the same time. All dividend, subscription, or other rights that are reflected in the market price of accepted securities at the time of valuation become the property of the fund and must be delivered to the fund by the investor upon receipt from the issuer. A gain or loss for federal income tax purposes would be realized by the investor upon the exchange, depending upon the cost of the securities tendered.


 A fund will not accept securities in exchange for its shares unless: (1) such securities are, at the time of the exchange, eligible to be held by the fund;
(2) the transaction will not cause the fund's weightings to become imbalanced with respect to the weightings of the securities included in the target index for an index fund; (3) the investor represents and agrees that all securities offered to the fund are not subject to any restrictions upon their sale by the fund under the 1933 Act, or otherwise; (4) such securities are traded in an unrelated transaction with a quoted sales price on the same day the exchange valuation is made; (5) the quoted sales price used as a basis of valuation is representative (e.g., one that does not involve a trade of substantial size that artificially influences the price of the security); and (6) the value of any such security being exchanged will not exceed 5% of the fund's net assets immediately prior to the transaction.


 Investors interested in purchasing fund shares in kind should contact Vanguard.



REDEMPTION OF SHARES



The redemption price of shares of each Fund is the NAV next determined after the redemption request is received in good order, as defined in the Fund's prospectus. A redemption order received before the close of regular trading on the Exchange will be executed at the NAV computed on the date of receipt; a redemption order received after the close of regular trading on the Exchange will be executed at the NAV computed on the next day that the Exchange is open.


 Each Fund may suspend redemption privileges or postpone the date of payment for redeemed shares: (1) during any period that the Exchange is closed or trading on the Exchange is restricted as determined by the SEC; (2) during any period when an emergency exists, as defined by the SEC, as a result of which it is not reasonably practicable for the Fund to dispose of securities it owns or to fairly determine the value of its assets; and (3) for such other periods as the SEC may permit.


 Each Fund has filed a notice of election with the SEC to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of the Fund at the beginning of such period.


 If Vanguard determines that it would be detrimental to the best interests of the remaining shareholders of each Fund to make payment wholly or partly in cash, the Fund may pay the redemption price in whole or in part by a distribution in kind of readily marketable securities held by the Fund in lieu of cash in conformity with applicable rules of the SEC. Investors may incur brokerage charges on the sale of such securities received in payment of redemptions.


 There is no charge for share redemptions from Vanguard U.S. Growth Fund, Vanguard FTSE Social Index Fund, or Vanguard Extended Duration Treasury Index Fund.


 The International Growth Fund charges a 2% fee on shares redeemed within two months of purchase. The U.S. Sector Index Funds charge a 2% fee on shares redeemed within one year of purchase. These fees, which do not apply to any shares purchased through reinvested dividend or capital gains distributions, are withheld from redemption proceeds and retained by each Fund. Shares redeemed may be worth more or less than what was paid for them, depending on the market value of the securities held by the Fund.


 After redeeming shares that are exempt from redemption fees, shares you have held the longest will be redeemed first.


 Redemption fees do not apply to the following:

- Redemptions of shares purchased with reinvested dividend and capital gains distributions.

- Share transfers, rollovers, or re-registrations within the same fund.

- Conversions of shares from one share class to another in the same fund.

- Redemptions of shares to pay fund or account fees.

- Section 529 college savings plans.

- Distributions by shareholders age 701/2 or older from the following:

 -  Traditional IRAs.

 -  Inherited IRAs (traditional and Roth).

 -  Rollover IRAs.

 -  SEP-IRAs.

 - Section 403(b)(7) plans served by the Vanguard Small Business Services Department.

 -  SIMPLE IRAs.

 - Vanguard Retirement Plans for which Vanguard Fiduciary Trust Company serves as trustee.

- For a one-year period, shares rolled over to an IRA held at Vanguard from a retirement plan for which Vanguard serves as recordkeeper (except for Vanguard Small Business Services retirement plans).


 For participants in employer-sponsored defined contribution plans (other than those served by the Vanguard Small Business Services Department), redemption fees will apply to shares exchanged out of a fund into which they had been exchanged, rolled over, or transferred by a participant within the fund's redemption-fee period.


 In addition to the exclusions previously listed, redemption fees will not apply to:

- Exchanges of shares purchased with participant payroll or employer contributions.

- Distributions, loans, and in-service withdrawals from a plan.

- Direct rollovers into IRAs.

- Redemptions or transfers of shares as part of a plan termination or at the direction of the plan.


 If Vanguard does not serve as recordkeeper for a plan, redemption fees may be applied differently.


RIGHT TO CHANGE POLICIES


Vanguard reserves the right to (1) alter, add, or discontinue any conditions of purchase (including eligibility requirements), redemption, exchange, conversion, service, or privilege at any time without prior notice; (2) accept initial purchases by telephone; (3) freeze any account and/or suspend account services when Vanguard has received reasonable notice of a dispute regarding the assets in an account, including notice of a dispute between the registered or beneficial account owners or when we reasonably believe a fraudulent transaction may occur or has occurred; (4) alter, impose, discontinue, or waive any redemption fee, account service fee, or other fees charged to a group of shareholders; and (5) redeem an account, without the owner's permission to do so, in cases of threatening conduct or suspicious, fraudulent, or illegal activity. Changes may affect any or all investors. These actions will be taken when, at the sole discretion of Vanguard management, we reasonably believe they are deemed to be in the best interest of a fund.


INVESTING WITH VANGUARD THROUGH OTHER FIRMS


Each Fund has authorized certain agents to accept on its behalf purchase and redemption orders, and those agents are authorized to designate other intermediaries to accept purchase and redemption orders on the Fund's behalf (collectively, Authorized Agents). A Fund will be deemed to have received a purchase or redemption order when an Authorized Agent accepts the order in accordance with the Fund's instructions. In most instances, a customer order that is properly transmitted to an Authorized Agent will be priced at the Fund's NAV next determined after the order is received by the Authorized Agent.


 When intermediaries establish accounts in Vanguard funds for their clients, we cannot always monitor the trading activity of individual clients. However, we review trading activity at the omnibus level, and if we detect suspicious activity, we will seek to investigate and take appropriate action. If necessary, Vanguard may prohibit additional purchases of fund shares by an intermediary or by certain of the intermediary's clients. Intermediaries may also monitor their clients' trading activities in the Vanguard funds.


 For those Vanguard funds that charge purchase or redemption fees, intermediaries will be asked to assess purchase and redemption fees on shareholder and participant accounts and remit these fees to the funds. The application of purchase and redemption fees and frequent-trading policies may vary among intermediaries. There are no assurances that Vanguard will successfully identify all intermediaries or that intermediaries will properly assess purchase and redemption fees or administer frequent-trading policies. If you invest with Vanguard through an intermediary, please read that firm's materials carefully to learn of any other rules or fees that may apply.

                            MANAGEMENT OF THE FUNDS


VANGUARD


Each Fund is part of the Vanguard group of investment companies, which consists of more than 140 funds. Through their jointly-owned subsidiary, Vanguard, the funds obtain at cost virtually all of their corporate management, administrative, and distribution services. Vanguard also provides investment advisory services on an at-cost basis to several of the Vanguard funds.


 Vanguard employs a supporting staff of management and administrative personnel needed to provide the requisite services to the funds and also furnishes the funds with necessary office space, furnishings, and equipment. Each fund pays its share of Vanguard's total expenses, which are allocated among the funds under methods approved by the board of trustees of each fund. In addition, each fund bears its own direct expenses, such as legal, auditing, and custodian fees.


 The funds' officers are also officers and employees of Vanguard.


 Vanguard, Vanguard Marketing Corporation, the funds' advisors, and the funds have adopted Codes of Ethics designed to prevent employees who may have access to nonpublic information about the trading activities of the funds (access persons) from profiting from that information. The Codes permit access persons to invest in securities for their own accounts, including securities that may be held by a fund, but place substantive and procedural restrictions on the trading activities of access persons. For example, the Codes require that access persons receive advance approval for most securities trades to ensure that there is no conflict with the trading activities of the funds. The Codes also limit the ability of Vanguard employees to engage in short-term trading of Vanguard funds.



 Vanguard was established and operates under an Amended and Restated Funds' Service Agreement. The Amended and Restated Funds' Service Agreement provides as follows: (1) each Vanguard fund may be called upon to invest up to 0.40% of its current net assets in Vanguard, and (2) there is no other limitation on the dollar amount that each Vanguard fund may contribute to Vanguard's capitalization. The amounts that each fund has invested are adjusted from time to time in order to maintain the proportionate relationship between each fund's relative net assets and its contribution to Vanguard's capital.


 Vanguard Extended Duration Treasury Index Fund did not commence operation until September 19, 2007. As of August 31, 2006, the Funds had contributed capital to Vanguard as follows:


                                                             CAPITAL  PERCENTAGE OF        PERCENT OF
                                                     CONTRIBUTION TO           FUND        VANGUARD'S
FUND                                                        VANGUARD     NET ASSETS    CAPITALIZATION
----                                                        --------     ----------    --------------

Vanguard U.S. Growth Fund                                $   610,000           0.01%             0.61%
Vanguard International Growth Fund                         1,464,000           0.01              1.46
Vanguard FTSE Social Index Fund                               52,000           0.01              0.05
Vanguard Consumer Discretionary Index Fund                     4,000           0.01             0.004
Vanguard Consumer Staples Index Fund                          18,000           0.01              0.02
Vanguard Energy Index Fund                                    47,000           0.01              0.05
Vanguard Financials Index Fund                                14,000           0.01              0.01
Vanguard Health Care Index Fund                               47,000           0.01              0.05
Vanguard Industrials Index Fund                               13,000           0.01              0.01
Vanguard Information Technology Index Fund                    17,000           0.01              0.02
Vanguard Materials Index Fund                                 11,000           0.01              0.01
Vanguard Telecommunication Services Index Fund                12,000           0.02              0.01
Vanguard Utilities Index Fund                                 18,000           0.01              0.02

 MANAGEMENT. Corporate management and administrative services include: (1) executive staff; (2) accounting and financial; (3) legal and regulatory; (4) shareholder account maintenance; (5) monitoring and control of custodian relationships; (6) shareholder reporting; and (7) review and evaluation of advisory and other services provided to the funds by third parties.


 DISTRIBUTION. Vanguard Marketing Corporation (VMC), a wholly-owned subsidiary of Vanguard, is the principal underwriter for the funds and in that capacity performs and finances marketing, promotional, and distribution activities (collectively, marketing and distribution activities) that are primarily intended to result in the sale of the funds' shares. VMC performs marketing and distribution activities at cost in accordance with the terms and conditions of a 1981 SEC exemptive order that permits the Vanguard funds to internalize and jointly finance the marketing, promotion, and distribution of their shares. Under the terms of the SEC order, the funds' trustees review and approve the marketing and distribution expenses incurred on their behalf, including the nature and cost of the activities and the desirability of each fund's continued participation in the joint arrangement.


 To ensure that each fund's participation in the joint arrangement falls within a reasonable range of fairness, each fund contributes to VMC's marketing and distribution expenses in accordance with an SEC-approved formula. Under that formula, one half of the marketing and distribution expenses are allocated among the funds based upon their relative net assets. The remaining half of those expenses is allocated among the funds based upon each fund's sales for the preceding 24 months relative to the total sales of the funds as a group; provided, however, that no fund's aggregate quarterly rate of contribution for marketing and distribution expenses shall exceed 125% of the average marketing and distribution expense rate for Vanguard, and that no fund shall incur annual marketing and distribution expenses in excess of 0.20 of 1% of its average month-end net assets. As of August 31, 2006, none of the Vanguard funds' allocated share of VMC's marketing and distribution expenses was greater than 0.03% of the fund's average month-end net assets. Each fund's contribution to these marketing and distribution expenses helps to maintain and enhance the attractiveness and viability of the Vanguard complex as a whole, which benefits all of the funds and their shareholders.


 VMC's principal marketing and distribution expenses are for advertising, promotional materials, and marketing personnel. Other marketing and distribution activities that VMC undertakes on behalf of the funds may include, but are not limited to:

- Conducting or publishing Vanguard-generated research and analysis concerning the funds, other investments, the financial markets, or the economy;

- Providing views, opinions, advice, or commentary concerning the funds, other investments, the financial markets, or the economy;

- Providing analytical, statistical, performance, or other information concerning the funds, other investments, the financial markets, or the economy;

- Providing administrative services in connection with investments in the funds or other investments, including, but not limited to, shareholder services, recordkeeping services, and educational services;

- Providing products or services that assist investors or financial service providers (as defined below) in the investment decision-making process;

- Providing promotional discounts, commission-free trading, fee waivers, and other benefits to clients of Vanguard Brokerage Services/(R)/ who maintain qualifying investments in the funds; and

- Sponsoring, jointly sponsoring, financially supporting, or participating in conferences, programs, seminars, presentations, meetings, or other events involving fund shareholders, financial service providers, or others concerning the funds, other investments, the financial markets, or the economy, such as industry conferences, prospecting trips, due diligence visits, training or education meetings, and sales presentations.


 VMC performs most marketing and distribution activities itself. Some activities may be conducted by third parties pursuant to shared marketing arrangements under which VMC agrees to share the costs and performance of marketing and distribution activities in concert with a financial service provider. Financial service providers include, but are not limited to, investment advisors, broker-dealers, financial planners, financial consultants, banks, and insurance companies. Under these cost- and performance-sharing arrangements, VMC may pay or reimburse a financial service provider (or a third party it retains) for marketing and distribution activities that VMC would otherwise perform. VMC's cost- and performance-sharing arrangements may be established in connection with Vanguard investment products or services offered or provided to or through the financial service providers. VMC's arrangements for shared marketing and distribution activities may vary among financial service providers, and its payments or reimbursements to financial service providers in connection with shared marketing and distribution activities may be significant. VMC does not participate in the offshore arrangement Vanguard has established for qualifying Vanguard funds to be distributed in certain foreign countries on a private-placement basis to government-sponsored and other institutional investors through a third-party "asesor de inversiones" (investment advisor), which includes incentive-based remuneration.


 In connection with its marketing and distribution activities, VMC may give financial service providers (or their representatives): (1) promotional items of nominal value that display Vanguard's logo, such as golf balls, shirts, towels, pens, and mouse pads; (2) gifts that do not exceed $100 per person annually and are not preconditioned on achievement of a sales target; (3) an occasional meal, a ticket to a sporting event or the theater, or comparable entertainment which is neither so frequent nor so extensive as to raise any question of propriety and is not preconditioned on achievement of a sales target; and (4) reasonable travel and lodging accommodations to facilitate participation in marketing and distribution activities.


 VMC, as a matter of policy, does not pay asset-based fees, sales-based fees, or account-based fees to financial service providers in connection with its marketing and distribution activities for the Vanguard funds. VMC policy also prohibits marketing and distribution activities that are intended, designed, or likely to compromise suitability determinations by, or the fulfillment of any fiduciary duties or other obligations that apply to, financial service providers. Nonetheless, VMC's marketing and distribution activities are primarily intended to result in the sale of the funds' shares, and as such its activities, including shared marketing and distribution activities, may influence participating financial service providers (or their representatives) to recommend, promote, include, or invest in a Vanguard fund or share class. In addition, Vanguard or any of its subsidiaries may retain a financial service provider to provide consulting or other services, and that financial service provider also may provide services to investors. Investors should consider the possibility that any of these activities or relationships may influence a financial service provider's (or its representatives') decision to recommend, promote, include, or invest in a Vanguard fund or share class. Each financial service provider should consider its suitability determinations, fiduciary duties, and other legal obligations (or those of its representatives) in connection with any decision to consider, recommend, promote, include, or invest in a Vanguard fund or share class.


 The following table describes the expenses of Vanguard and VMC that are shared by the funds on an at-cost basis under the terms of two SEC exemptive orders. Amounts captioned "Management and Administrative Expenses" include a fund's allocated share of expenses associated with the management, administrative, and transfer agency services Vanguard provides to the funds. Amounts captioned "Marketing and Distribution Expenses" include a fund's allocated share of expenses associated with the marketing and distribution activities that VMC conducts on behalf of the Vanguard funds.



 As is the case with all mutual funds, transaction costs incurred by the Funds for buying and selling securities are not reflected in the table. Annual Shared Fund Operating Expenses are based on expenses incurred in the fiscal years ended August 31, 2004, 2005, and 2006, and are presented as a percentage of each Fund's average month-end net assets. Vanguard Extended Duration Treasury Index Fund did not commence operation until September 19, 2007.




                                            ANNUAL SHARED FUND OPERATING EXPENSES
                                            (SHARED EXPENSES DEDUCTED FROM FUND ASSETS)
                                            -------------------------------------------
                                       FISCAL YEAR ENDED         FISCAL YEAR ENDED         FISCAL YEAR ENDED
FUND                                           8/31/2004                 8/31/2005                 8/31/2006
----                                           ---------                 ---------                 ---------
U.S. GROWTH FUND
Management and Administrative Expenses:            0.48%                     0.50%                     0.50%
Marketing and Distribution Expenses:               0.02                      0.02                      0.02

INTERNATIONAL GROWTH FUND
Management and Administrative Expenses:            0.52%                     0.52%                     0.45%
Marketing and Distribution Expenses:               0.02                      0.02                      0.02

FTSE SOCIAL INDEX FUND
Management and Administrative Expenses:            0.18%                     0.20%                     0.18%
Marketing and Distribution Expenses:               0.02                      0.02                      0.03

CONSUMER DISCRETIONARY INDEX FUND(1)
Management and Administrative Expenses:            0.05%                     0.09%                     0.10%
Marketing and Distribution Expenses:               0.01                      0.01                      0.03
1 The inception date for Vanguard Consumer Discretionary, Consumer Staples,
  Financials, Health Care, Information Technology, Materials, and Utilities
  Index Funds was January 26, 2004.

                                            ANNUAL SHARED FUND OPERATING EXPENSES
                                            (SHARED EXPENSES DEDUCTED FROM FUND ASSETS)
                                            -------------------------------------------
                                       FISCAL YEAR ENDED         FISCAL YEAR ENDED         FISCAL YEAR ENDED
FUND                                           8/31/2004                 8/31/2005                 8/31/2006
----                                           ---------                 ---------                 ---------
CONSUMER STAPLES INDEX FUND(1)
Management and Administrative Expenses:            0.05%                     0.14%                     0.20%
Marketing and Distribution Expenses:               0.01                      0.01                      0.03

ENERGY INDEX FUND(2)
Management and Administrative Expenses:            N/A                       0.19%                     0.22%
Marketing and Distribution Expenses:               N/A                       0.01                      0.02

FINANCIALS INDEX FUND(1)
Management and Administrative Expenses:            0.06%                     0.06%                     0.15%
Marketing and Distribution Expenses:               0.01                      0.01                      0.02

HEALTH CARE INDEX FUND(1)
Management and Administrative Expenses:            0.09%                     0.17%                     0.20%
Marketing and Distribution Expenses:               0.01                      0.01                      0.03

INDUSTRIALS INDEX FUND(2)
Management and Administrative Expenses:            N/A                       0.19%                     0.16%
Marketing and Distribution Expenses:               N/A                       0.01                      0.01

INFORMATION TECHNOLOGY INDEX FUND(1)
Management and Administrative Expenses:            0.04%                     0.08%                     0.18%
Marketing and Distribution Expenses:               0.01                      0.02                      0.02

MATERIALS INDEX FUND(1)
Management and Administrative Expenses:            0.07%                     0.15%                     0.19%
Marketing and Distribution Expenses:               0.01                      0.01                      0.02

TELECOMMUNICATION SERVICES INDEX FUND(2)
Management and Administrative Expenses:            N/A                       0.10%                     0.19%
Marketing and Distribution Expenses:               N/A                       0.01                      0.01

UTILITIES INDEX FUND(1)
Management and Administrative Expenses:            0.15%                     0.14%                     0.15%
Marketing and Distribution Expenses:               0.00                      0.02                      0.02
1 The inception date for Vanguard Consumer Discretionary, Consumer Staples,
  Financials, Health Care, Information Technology, Materials, and Utilities
  Index Funds was January 26, 2004.
2 The inception date for Vanguard Energy, Industrials, and Telecommunication
  Services Index Funds was September 23, 2004.



 The investment advisors may direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the Funds part of the commissions generated. Such rebates are used solely to reduce the Funds' management and administrative expenses and are not reflected in these totals.



OFFICERS AND TRUSTEES


Each Fund is governed by the board of trustees to the Trust and a single set of officers. The officers manage the day-to-day operations of the Funds under the direction of the Funds' board of trustees. The trustees set broad policies for the Funds; select investment advisors; monitor fund operations, performance, and costs; nominate and select new trustees; and elect fund officers. Each trustee serves a Fund until its termination; until the trustee's retirement, resignation, or death; or as otherwise specified in the Trust's organizational documents. Any trustee may be removed at a meeting of shareholders by a vote representing two-thirds of the total net asset value of all shares of the Funds. Each trustee also serves as a director of Vanguard.


 The following chart shows information for each trustee and executive officer of the Funds. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

                                                                                                                           NUMBER OF
                                              VANGUARD                                                                VANGUARD FUNDS
                         POSITION(S)          FUNDS' TRUSTEE/   PRINCIPAL OCCUPATION(S) AND OUTSIDE DIRECTORSHIPS        OVERSEEN BY
NAME, YEAR OF BIRTH      HELD WITH FUNDS      OFFICER SINCE     DURING THE PAST FIVE YEARS                           TRUSTEE/OFFICER
-------------------      ---------------      --------------    --------------------------                           ---------------
INTERESTED TRUSTEE
John J. Brennan/1/       Chairman of the      May 1987          Chairman of the Board, Chief Executive Officer, and              148
(1954)                   Board, Chief                           Director (Trustee) of Vanguard, and each of the
                         Executive Officer,                     investment companies served by Vanguard.
                         and Trustee
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
Charles D. Ellis         Trustee              January 2001      Applecore Partners (pro bono ventures in education);             148
(1937)                                                          Senior Advisor to Greenwich Associates (international
                                                                business strategy consulting); Successor Trustee of
                                                                Yale University; Overseer of the Stern School of
                                                                Business at New York University; Trustee of the
                                                                Whitehead Institute for Biomedical Research.

Rajiv L. Gupta           Trustee              December 2001     Chairman, Chief Executive Officer, and President of              148
(1945)                                                          Rohm and Haas Co. (chemicals); Board Member of
                                                                American Chemistry Council; Director of Tyco
                                                                International, Ltd. (diversified manufacturing
                                                                and services) since 2005; Trustee of Drexel University and the Chemical Heritage Foundation.

Amy Gutmann              Trustee              June 2006         President of the University of Pennsylvania since 2004;          148
(1949)                                                          Professor in the School of Arts and Sciences,
                                                                Annenberg School for Communication, and Graduate
                                                                School of Education of the University of Pennsylvania
                                                                since 2004; Provost (2001-2004) and Laurance S.
                                                                Rockefeller Professor of Politics and the University
                                                                Center for Human Vanues (1990-2004), Princeton
                                                                University; Director of Carnegie Corporation of New
                                                                York since 2005, and of Schuylkill River Development
                                                                Corporation and Greater Philadelphia Chamber of
                                                                Commerce since 2004.

JoAnn Heffernan Heisen   Trustee              July 1998         Corporate Vice President and Chief Global Diversity              148
(1950)                                                          Officer since 2006, Vice President and Chief
                                                                Information Officer (1997-2005), and Member of the
                                                                Executive Committee of Johnson & Johnson
                                                                (pharmaceuticals/consumer products); Director of the
                                                                University Medical Center at Princeton and Women's
                                                                Research and Education Institute.

Andre F. Perold          Trustee              December 2004     George Gund Professor of Finance and Banking,                    148
(1952)                                                          Harvard Business School; Senior Associate Dean,
                                                                Director of Faculty Recruiting, and Chair of Finance
                                                                Faculty, Harvard Business School; Director and
                                                                Chairman of Unx, Inc. (equities trading firm) since
                                                                2003; Chair of the Investment Committee of HighVista
                                                                Strategies LLC (private investment firm) since 2005.

Alfred M. Rankin, Jr.    Trustee              January 1993      Chairman, President, Chief Executive Officer, and                148
(1941)                                                          Director of NACCO Industries, Inc.(forklift trucks/
                                                                housewares/lignite); Director of Goodrich Corporation
                                                                (industrial products/aircraft systems and services).
/1/Officers of the Fund are "interested persons" as defined in the 1940 Act.


                                                                                                                           NUMBER OF
                                              VANGUARD                                                                VANGUARD FUNDS
                         POSITION(S)          FUNDS' TRUSTEE/   PRINCIPAL OCCUPATION(S) AND OUTSIDE DIRECTORSHIPS        OVERSEEN BY
NAME, YEAR OF BIRTH      HELD WITH FUNDS      OFFICER SINCE     DURING THE PAST FIVE YEARS                           TRUSTEE/OFFICER
-------------------      ---------------      --------------    --------------------------                           ---------------
J. Lawrence Wilson       Trustee              April 1985        Retired Chairman and Chief Executive Officer of Rohm             148
(1936)                                                          and Haas Co. (chemicals); Director of Cummins Inc.
                                                                (diesel engines) and AmerisourceBergen Corp.
                                                                (pharmaceutical distribution); Trustee of Vanderbilt
                                                                University and Culver Educational Foundation.

------------------------------------------------------------------------------------------------------------------------------------
EXECUTIVE OFFICERS
Heidi Stam/1/            Secretary            July 2005         Managing Director of Vanguard since 2006; General                148
(1956)                                                          Counsel of Vanguard since 2005; Secretary of
                                                                Vanguard, and of each of the investment companies
                                                                served by Vanguard, since 2005; Principal of Vanguard
                                                                (1997-2006).

Thomas J. Higgins/1/     Treasurer            July 1998         Principal of Vanguard; Treasurer of each of the                  148
(1957)                                                          investment companies served by Vanguard.

/1/Officers of the Fund are "interested persons" as defined in the 1940 Act.



 Mr. Ellis is a Senior Advisor to Greenwich Associates, a firm that consults on business strategy to professional financial services organizations in markets around the world. A large number of financial service providers, including Vanguard, subscribe to programs of research-based consulting. During 2004 and 2005, Vanguard paid Greenwich subscription fees amounting to less than $400,000. Vanguard's subscription rates are similar to those of other subscribers.


 Board Committees: Each Trust's board has the following committees:

- Audit Committee: This committee oversees the accounting and financial reporting policies, the systems of internal controls, and the independent audits of each fund and Vanguard. All independent trustees serve as members of the committee. The committee held two meetings during the Funds' last fiscal year.

- Compensation Committee: This committee oversees the compensation programs established by each fund and Vanguard for the benefit of their employees, officers, and trustees/directors. All independent trustees serve as members of the committee. The committee held three meetings during the Funds' last fiscal year.

- Nominating Committee: This committee nominates candidates for election to Vanguard's board of directors and the board of trustees of each fund (collectively, the Vanguard boards). The committee also has the authority to recommend the removal of any director or trustee from the Vanguard boards. All independent trustees serve as members of the committee. The committee held five meetings during the Funds' last fiscal year.


 The Nominating Committee will consider shareholder recommendations for trustee nominees. Shareholders may send recommendations to Mr. Rankin, Chairman of the Committee.


TRUSTEE COMPENSATION


The same individuals serve as trustees of all Vanguard funds and each fund pays a proportionate share of the trustees' compensation. The funds also employ their officers on a shared basis; however, officers are compensated by Vanguard, not the funds.


 INDEPENDENT TRUSTEES. The funds compensate their independent trustees (i.e., the ones who are not also officers of the funds) in three ways:

- The independent trustees receive an annual fee for their service to the funds, which is subject to reduction based on absences from scheduled board meetings.

- The independent trustees are reimbursed for the travel and other expenses that they incur in attending board meetings.

- Upon retirement (after attaining age 65 and completing five years of service), the independent trustees who began their service prior to January 1, 2001, receive a retirement benefit under a separate account arrangement. As of January 1, 2001, the opening balance of each eligible trustee's separate account was generally equal to the net present value of the benefits he or she had accrued under the trustees' former retirement plan. Each eligible trustee's separate account will be credited annually with interest at a rate of 7.5% until the trustee receives his or her final distribution. Those independent trustees who began their service on or after January 1, 2001, are not eligible to participate in the plan.


 "INTERESTED" TRUSTEE. Mr. Brennan serves as a trustee, but is not paid in this capacity. He is, however, paid in his role as officer of Vanguard.


 COMPENSATION TABLE. The following table provides compensation details for each of the trustees. We list the amounts paid as compensation and accrued as retirement benefits by the Funds for each trustee. In addition, the table shows the total amount of benefits that we expect each trustee to receive from all Vanguard funds upon retirement, and the total amount of compensation paid to each trustee by all Vanguard funds.



                                                      VANGUARD WORLD FUNDS
                                                TRUSTEES' COMPENSATION TABLE

                                                    PENSION OR RETIREMENT         ACCRUED ANNUAL   TOTAL COMPENSATION
                                    AGGREGATE            BENEFITS ACCRUED             RETIREMENT    FROM ALL VANGUARD
                                 COMPENSATION            AS PART OF THESE             BENEFIT AT           FUNDS PAID
TRUSTEE                      FROM THESE FUNDS(1)          FUNDS' EXPENSES(1)     JANUARY 1, 2006(2)       TO TRUSTEES(3)
-------                      -------------------          ------------------     ------------------       --------------
John J. Brennan                            --                          --                     --                   --
Charles D. Ellis                       $4,141                          --                     --             $140,000
Rajiv L. Gupta                          4,226                          --                     --              136,000
Amy Gutmann(4)                            880                          --                     --               72,000
JoAnn Heffernan Heisen                  4,226                        $108                 $2,365              140,000
Andre F. Perold                         2,817                          --                     --              140,000
Alfred M. Rankin, Jr.                   4,226                         130                  4,634              152,250
J. Lawrence Wilson                      4,859                         137                  6,735              144,750
1    The amounts shown in this column are based on the Funds' fiscal year ended
     August 31, 2006. Each Fund within the Trust is responsible for a proportionate share of these amounts.
2    Each trustee is eligible to receive retirement benefits only after completing at least 5 years (60 consecutive months) of service as a trustee for the Vanguard funds. The annual retirement benefit will be paid in monthly installments, beginning with the month following the trustee's retirement from service, and will cease after 10 years of payments (120 monthly installments). Trustees who began their service on or after January
     1, 2001, are not eligible to participate in the retirement benefit plan.
3    The amounts reported in this column reflect the total compensation paid to each trustee for his or her service as trustee of 145 Vanguard funds for the 2006 calendar year.
4    Dr. Gutmann became a member of the Funds' board effective June 2006.



OWNERSHIP OF FUND SHARES



All trustees allocate their investments among the various Vanguard funds based on their own investment needs. The following table shows each trustee's ownership of shares of each Fund and of all Vanguard funds served by the trustee as of December 31, 2006.

                                                   DOLLAR RANGE OF   AGGREGATE DOLLAR RANGE OF
                                                 FUND SHARES OWNED        VANGUARD FUND SHARES
FUND                    TRUSTEE                         BY TRUSTEE            OWNED BY TRUSTEE
----                    -------                         ----------            ----------------
VANGUARD INTERNATIONAL
GROWTH FUND             John J. Brennan              Over $100,000               Over $100,000
                        Charles D. Ellis                        --               Over $100,000
                        Rajiv L. Gupta                          --               Over $100,000
                        JoAnn Heffernan Heisen                  --               Over $100,000
                        Andre F. Perold                         --               Over $100,000
                        Alfred M. Rankin, Jr.        Over $100,000               Over $100,000
                        J. Lawrence Wilson                      --               Over $100,000


VANGUARD U.S. GROWTH
FUND                    John J. Brennan              Over $100,000               Over $100,000
                        Charles D. Ellis                        --               Over $100,000
                        Rajiv L. Gupta                          --               Over $100,000
                        JoAnn Heffernan Heisen                  --               Over $100,000
                        Andre F. Perold                         --               Over $100,000
                        Alfred M. Rankin, Jr.                   --               Over $100,000
                        J. Lawrence Wilson                      --               Over $100,000


VANGUARD FTSE SOCIAL
INDEX FUND              John J. Brennan            $10,001-$50,000               Over $100,000
                        Charles D. Ellis                        --               Over $100,000
                        Rajiv L. Gupta                          --               Over $100,000
                        JoAnn Heffernan Heisen                  --               Over $100,000
                        Andre F. Perold                         --               Over $100,000
                        Alfred M. Rankin, Jr.                   --               Over $100,000
                        J. Lawrence Wilson                      --               Over $100,000


VANGUARD CONSUMER
DISCRETIONARY INDEX
FUND                    John J. Brennan                         --               Over $100,000
                        Charles D. Ellis                        --               Over $100,000
                        Rajiv L. Gupta                          --               Over $100,000
                        JoAnn Heffernan Heisen                  --               Over $100,000
                        Andre F. Perold                         --               Over $100,000
                        Alfred M. Rankin, Jr.                   --               Over $100,000
                        J. Lawrence Wilson                      --               Over $100,000


VANGUARD CONSUMER
STAPLES INDEX FUND      John J. Brennan                         --               Over $100,000
                        Charles D. Ellis                        --               Over $100,000
                        Rajiv L. Gupta                          --               Over $100,000
                        JoAnn Heffernan Heisen                  --               Over $100,000
                        Andre F. Perold                         --               Over $100,000
                        Alfred M. Rankin, Jr.                   --               Over $100,000
                        J. Lawrence Wilson                      --               Over $100,000

                                                   DOLLAR RANGE OF   AGGREGATE DOLLAR RANGE OF
                                                 FUND SHARES OWNED        VANGUARD FUND SHARES
FUND                    TRUSTEE                         BY TRUSTEE            OWNED BY TRUSTEE
----                    -------                         ----------            ----------------
VANGUARD ENERGY INDEX
FUND                    John J. Brennan                         --               Over $100,000
                        Charles D. Ellis                        --               Over $100,000
                        Rajiv L. Gupta                          --               Over $100,000
                        JoAnn Heffernan Heisen                  --               Over $100,000
                        Andre F. Perold                         --               Over $100,000
                        Alfred M. Rankin, Jr.                   --               Over $100,000
                        J. Lawrence Wilson                      --               Over $100,000


VANGUARD FINANCIALS
INDEX FUND              John J. Brennan                         --               Over $100,000
                        Charles D. Ellis                        --               Over $100,000
                        Rajiv L. Gupta                          --               Over $100,000
                        JoAnn Heffernan Heisen                  --               Over $100,000
                        Andre F. Perold                         --               Over $100,000
                        Alfred M. Rankin, Jr.                   --               Over $100,000
                        J. Lawrence Wilson                      --               Over $100,000


VANGUARD HEALTH CARE
INDEX FUND              John J. Brennan                         --               Over $100,000
                        Charles D. Ellis                        --               Over $100,000
                        Rajiv L. Gupta                          --               Over $100,000
                        JoAnn Heffernan Heisen                  --               Over $100,000
                        Andre F. Perold                         --               Over $100,000
                        Alfred M. Rankin, Jr.                   --               Over $100,000
                        J. Lawrence Wilson                      --               Over $100,000


VANGUARD INDUSTRIALS
INDEX FUND              John J. Brennan                         --               Over $100,000
                        Charles D. Ellis                        --               Over $100,000
                        Rajiv L. Gupta                          --               Over $100,000
                        JoAnn Heffernan Heisen                  --               Over $100,000
                        Andre F. Perold                         --               Over $100,000
                        Alfred M. Rankin, Jr.                   --               Over $100,000
                        J. Lawrence Wilson                      --               Over $100,000


VANGUARD INFORMATION
TECHNOLOGY INDEX FUND   John J. Brennan                         --               Over $100,000
                        Charles D. Ellis                        --               Over $100,000
                        Rajiv L. Gupta                          --               Over $100,000
                        JoAnn Heffernan Heisen                  --               Over $100,000
                        Andre F. Perold                         --               Over $100,000
                        Alfred M. Rankin, Jr.                   --               Over $100,000
                        J. Lawrence Wilson                      --               Over $100,000

                                                   DOLLAR RANGE OF   AGGREGATE DOLLAR RANGE OF
                                                 FUND SHARES OWNED        VANGUARD FUND SHARES
FUND                    TRUSTEE                         BY TRUSTEE            OWNED BY TRUSTEE
----                    -------                         ----------            ----------------
VANGUARD MATERIALS
INDEX FUND              John J. Brennan                         --               Over $100,000
                        Charles D. Ellis                        --               Over $100,000
                        Rajiv L. Gupta                          --               Over $100,000
                        JoAnn Heffernan Heisen                  --               Over $100,000
                        Andre F. Perold                         --               Over $100,000
                        Alfred M. Rankin, Jr.                   --               Over $100,000
                        J. Lawrence Wilson                      --               Over $100,000


VANGUARD
TELECOMMUNICATION
SERVICES INDEX FUND     John J. Brennan                         --               Over $100,000
                        Charles D. Ellis                        --               Over $100,000
                        Rajiv L. Gupta                          --               Over $100,000
                        JoAnn Heffernan Heisen                  --               Over $100,000
                        Andre F. Perold                         --               Over $100,000
                        Alfred M. Rankin, Jr.                   --               Over $100,000
                        J. Lawrence Wilson                      --               Over $100,000


VANGUARD UTILITIES
INDEX FUND              John J. Brennan                         --               Over $100,000
                        Charles D. Ellis                        --               Over $100,000
                        Rajiv L. Gupta                          --               Over $100,000
                        JoAnn Heffernan Heisen                  --               Over $100,000
                        Andre F. Perold                         --               Over $100,000
                        Alfred M. Rankin, Jr.                   --               Over $100,000
                        J. Lawrence Wilson                      --               Over $100,000

 As of July 31, 2007, the trustees and executive officers of the funds owned, in the aggregate, less than 1% of each class of each fund's outstanding shares.


 As of July 31, 2007, those listed below owned of record 5% or more of each class' outstanding shares:

 Vanguard FTSE Social Index Fund--Investor Shares: National Financial Services, New York, NY (5.06%), Charles Schwab & Co Inc., San Francisco, CA (10.73%), Vanguard FTSE Social Index Fund--Institutional Shares: Marion O. Sandler Trust, Susan Sandler Trustee, San Francisco, CA (7.50%), State Street Bank and Trust Co, FBO ADP SGI, Boston, MA (9.39%), ING National Trust, Retirement Plans, Hartford, CT (10.47%), State of Utah, Tobacco Trust Fund, Salt Lake City, UT (11.82%), National Financial Services c/o Fidelity Brokerage Services Inc, New York, NY (13.38%), Preferred Professional Ins. Co., Omaha, NE (14.80%), Charles Schwab & Co. Inc., San Francisco, CA (15.48%), Adobe Systems Incorporated 401(k) Retirement Savings Plan, San Jose, CA (6.56%), Vanguard Consumer Discretionary Index Fund--Admiral Shares: Sam E. Moussa, Tucson, AZ (8.89%), Earle S. Colman and Takako S. Colman Trust, Ventura, CA (9.14%), Edward E. Bird and Kathryn B. Cobble Trustees, Ruth P. Bird Living Trust, Whitwell, TN (9.20%), Joseph T. Pishkur, Whiting, IN (10.36%), Jeanne Leszczynski, Needham, MA (10.51%), L. Peter Temple Trustee, Ruth Chaskel Trust, Kennett Square, PA (10.55%), James D. Von Suskil, Plainfield, IL (11.13%), Joan O'Mahoney, Brooklyn, NY (12.37%), Kathleen Renee Dahl, Woodbury, MN (13.45%), Vanguard Consumer Staples Index Fund--Admiral Shares: The Pension Plan for Employees of A. Duie Pyle Inc., West Chester, PA (6.91%), Claude Adkins, Lewisburg, WV (7.26%), JP Morgan Chase Bank, NA, Newark, DE (27.94%), Vanguard Energy Index Fund--Admiral Shares: National Financial Services LLC, New York, NY (6.40%), Vanguard Financials Index Fund--Admiral Shares: Atwell & Co, New York, NY (26.85%), Vanguard Health Care Index Fund--Admiral Shares: US Bank FBO Old Republic National Title Company, Milwaukee, WI (5.01%), Great West Casualty Co., c/o Older Republic Asset Management, Chicago, IL (5.85%), Old Republic Insurance Co., c/o Old Republic Asset Management, Chicago, IL (6.68%), Vanguard Industrials Index Fund--Admiral
Shares: Paul W. Ho, Canfield, OH (6.16%), Edward A. Yanke and Theresa M. Yanke, Granger, IN (6.87%), Robert J. Popowski and Susan T. Fennell, New York, NY (13.78%), Preservation Farms I LLP, Kansas City, MO (20.31%), Vanguard Information Technology Index Fund--Admiral Shares: Thomas J. Kennelly and Margaret M. Kennelly, Lowell, IN (5.07%), Vanguard

International Growth Fund--Investor Shares: Vanguard STAR Fund, Malvern, PA (6.68%), Vanguard International Growth Fund--Admiral Shares: State Street Corporation Trustee EDS 401(k), Westwood, MA (5.34%), Vanguard Materials Index Fund--Admiral Shares: Northern Trust Company, FBO MMKF, Chicago, IL (5.88%), Union Bank Trustee, FB Howard Rice, San Diego, CA (5.05%), Vanguard Telecommunication Services Index Fund--Admiral Shares: Michael Steinmetz, Needham, MA (7.96%), Better Home Plastics Corp., Palisades Park, NJ (8.68%), Vanguard US Growth Fund--Investor Shares: Vanguard STAR Fund, Malvern, PA (22.66%), Vanguard US Growth Fund--Admiral Shares: State Street Bank and Trust, FBO AT&T Master Trust, Westwood, MA (7.45%), State Street Corporation Trustee, EDS 401(k) Plan, Westwood, MA (18.99%), Vanguard Utilities Index Fund--Admiral
Shares: Better Home Plastics Corp., Palisades Park, NJ (6.19%).


 Although the Funds do not have information concerning the beneficial ownership of shares held in the names of Depository Trust Company (DTC) participants, as of July 31, 2007, the name and percentage ownership of each DTC participant that owned a record 5% or more of the outstanding ETF Shares of a Fund were as follows:

 Vanguard Consumer Discretionary Index Fund--ETF Shares: Brown Brothers Harriman & Co. (5.57%), Charles Schwab & Co., Inc. (6.08%), Citigroup Global Markets Inc. (14.36%), First Clearing, LLC (20.36%), Merrill Lynch, Pierce Fenner & Smith (12.05%), UBS Financial Services LLC (9.69%), Vanguard Consumer Staples Index Fund--ETF Shares: Charles Schwab & Co., Inc. (12.92%), Citigroup Global Markets Inc. (20.83%), First Clearing, LLC (21.22%), Merrill Lynch, Pierce Fenner & Smith (5.98%), National Financial Services LLC (5.10%), Pershing LLC (7.31%), State Street Bank and Trust Company (6.20%), Vanguard Energy Index Fund--ETF
Shares: Ameritrade, Inc. (5.04%), Charles Schwab & Co., Inc. (14.07%), First Clearing, LLC (13.49%), National Financial Services LLC (11.44%), Pershing LLC (24.08%), Vanguard Financials Index Fund--ETF Shares: UBS Financial Services LLC (6.34%), Vanguard Industrials Index Fund--ETF Shares: UBS Financial Services LLC (8.60%), Vanguard Information Technology Index Fund--ETF Shares: UBS Financial Services LLC (6.45%), Vanguard Utilities Index Fund--ETF Shares: UBS Securities LLC (5.38%).


PORTFOLIO HOLDINGS DISCLOSURE POLICIES AND PROCEDURES


INTRODUCTION


Vanguard and the Boards of Trustees of the Vanguard funds (Boards) have adopted Portfolio Holdings Disclosure Policies and Procedures (Policies and Procedures) to govern the disclosure of the portfolio holdings of each Vanguard fund. Vanguard and the Boards considered each of the circumstances under which Vanguard fund portfolio holdings may be disclosed to different categories of persons under the Policies and Procedures. Vanguard and the Boards also considered actual and potential material conflicts that could arise in such circumstances between the interests of Vanguard fund shareholders, on the one hand, and those of the fund's investment advisor, distributor, or any affiliated person of the fund, its investment advisor, or its distributor, on the other. After giving due consideration to such matters and after the exercise of their fiduciary duties and reasonable business judgment, Vanguard and the Boards determined that the Vanguard funds have a legitimate business purpose for disclosing portfolio holdings to the persons described in each of the circumstances set forth in the Policies and Procedures and that the Policies and Procedures are reasonably designed to ensure that disclosure of portfolio holdings and information about portfolio holdings is in the best interests of fund shareholders and appropriately addresses the potential for material conflicts of interest.


 The Boards exercise continuing oversight of the disclosure of Vanguard fund portfolio holdings by (1) overseeing the implementation and enforcement of the Policies and Procedures, the Code of Ethics, and the Policies and Procedures Designed to Prevent the Misuse of Inside Information (collectively, the portfolio holdings governing policies) by the Chief Compliance Officer of Vanguard and the Vanguard funds; (2) considering reports and recommendations by the Chief Compliance Officer concerning any material compliance matters (as defined in Rule 38a-1 under the 1940 Act and Rule 206(4)-7 under the Investment Advisers Act of 1940) that may arise in connection with any portfolio holdings governing policies; and (3) considering whether to approve or ratify any amendment to any portfolio holdings governing policies. Vanguard and the Boards reserve the right to amend the Policies and Procedures at any time and from time to time without prior notice in their sole discretion. For purposes of the Policies and Procedures, the term "portfolio holdings" means the equity and debt securities (e.g., stocks and bonds) held by a Vanguard fund and does not mean the cash investments, derivatives, and other investment positions (collectively, other investment positions) held by the fund.


ONLINE DISCLOSURE OF TEN LARGEST STOCK HOLDINGS


Each of the Vanguard equity funds and Vanguard balanced funds generally will seek to disclose the fund's ten largest stock portfolio holdings and the percentages that each of these ten largest stock portfolio holdings represent of the fund's total

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assets as of the most recent calendar-quarter-end (quarter-end ten largest stock holdings) online at www.vanguard.com in the "Holdings" section of the fund's Profile page, 15 calendar days after the end of the calendar quarter. In addition, those funds generally will seek to disclose the fund's ten largest stock portfolio holdings as of the most recent month-end (month-end ten largest stock holdings, and together with quarter-end ten largest stock holdings, ten largest stock holdings) online at www.vanguard.com in the "Holdings" section of the fund's Profile page, 10 business days after the end of the month. Online disclosure of the ten largest stock holdings is made to all categories of persons, including individual investors, institutional investors, intermediaries, third-party service providers, rating and ranking organizations, affiliated persons of a Vanguard fund, and all other persons.


ONLINE DISCLOSURE OF COMPLETE PORTFOLIO HOLDINGS


Each of the Vanguard funds, excluding Vanguard money market funds, generally will seek to disclose the fund's complete portfolio holdings (complete portfolio holdings) as of the most recent calendar-quarter-end online at www.vanguard.com in the "Holdings" section of the fund's Profile page, 30 calendar days after the end of the calendar quarter. Online disclosure of complete portfolio holdings is made to all categories of persons, including individual investors, institutional investors, intermediaries, third-party service providers, rating and ranking organizations, affiliated persons of a Vanguard fund, and all other persons. Vanguard's Portfolio Review Department will review complete portfolio holdings before online disclosure is made as described above and, after consultation with a Vanguard fund's investment advisor, may withhold any portion of the fund's complete portfolio holdings from online disclosure as described above when deemed to be in the best interests of the fund.


DISCLOSURE OF COMPLETE PORTFOLIO HOLDINGS TO SERVICE PROVIDERS SUBJECT TO CONFIDENTIALITY AND TRADING RESTRICTIONS


Vanguard, for legitimate business purposes, may disclose Vanguard fund complete portfolio holdings at times it deems necessary and appropriate to rating and ranking organizations, financial printers, proxy voting service providers, pricing information vendors, third-parties that deliver analytical, statistical, or consulting services, and other third parties that provide services (collectively, Service Providers) to Vanguard, Vanguard subsidiaries, and/or the Vanguard funds. Disclosure of complete portfolio holdings to a Service Provider is conditioned on the Service Provider being subject to a written agreement imposing a duty of confidentiality, including a duty not to trade on the basis of any material nonpublic information.



 The frequency with which complete portfolio holdings may be disclosed to a Service Provider, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed to the Service Provider, is determined based on the facts and circumstances, including, without limitation, the nature of the portfolio holdings information to be disclosed, the risk of harm to the funds and their shareholders, and the legitimate business purposes served by such disclosure. The frequency of disclosure to a Service Provider varies and may be as frequent as daily, with no lag. Disclosure of Vanguard fund complete portfolio holdings by Vanguard to a Service Provider must be authorized by a Vanguard fund officer or a Principal in Vanguard's Portfolio Review or Legal Department. Any disclosure of Vanguard fund complete portfolio holdings to a Service Provider as described previously may also include a list of the other investment positions that make up the fund, such as cash investments and derivatives.



 As of March 31, 2007, Vanguard fund complete portfolio holdings are disclosed to the following Service Providers as part of ongoing arrangements that serve legitimate business purposes: Abel/Noser Corporation, Advisor Software, Inc., Alcom Printing Group Inc., Apple Press, L.C., Automatic Data Processing, Inc., Brown Brothers Harriman & Co., FactSet Research Systems Inc., Intelligencer Printing Company, Investment Technology Group, Inc., Lipper Inc., McMunn Associates Inc., Pitney Bowes Management Services, Reuters America Inc., R.R. Donnelley, Inc., State Street Investment Manager Solutions, Triune Color Corporation, and Tursack Printing Inc.


DISCLOSURE OF COMPLETE PORTFOLIO HOLDINGS TO VANGUARD AFFILIATES AND CERTAIN FIDUCIARIES SUBJECT TO CONFIDENTIALITY AND TRADING RESTRICTIONS


Vanguard fund complete portfolio holdings may be disclosed between and among the following persons (collectively, Affiliates and Fiduciaries) for legitimate business purposes within the scope of their official duties and responsibilities, subject to such persons' continuing legal duty of confidentiality and legal duty not to trade on the basis of any material nonpublic information, as such duties are imposed under the Code of Ethics, the Policies and Procedures Designed to Prevent the Misuse of Inside Information, by agreement, or under applicable laws, rules, and regulations: (1) persons who are subject to the Code of Ethics or the Policies and Procedures Designed to Prevent the Misuse of Inside Information; (2) an investment advisor, distributor, administrator, transfer agent, or custodian to a Vanguard fund; (3) an accounting firm, an auditing firm or outside legal counsel retained by Vanguard, a Vanguard subsidiary, or a Vanguard fund; (4) an investment advisor to whom complete portfolio holdings are disclosed for due diligence purposes when the advisor is in merger or acquisition talks with a Vanguard fund's current advisor; and (5) a newly hired investment advisor or sub-advisor to whom complete portfolio holdings are disclosed prior to the time it commences its duties.


 The frequency with which complete portfolio holdings may be disclosed between and among Affiliates and Fiduciaries, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed between and among the Affiliates and Fiduciaries, is determined by such Affiliates and Fiduciaries based on the facts and circumstances, including, without limitation, the nature of the portfolio holdings information to be disclosed, the risk of harm to the funds and their shareholders, and the legitimate business purposes served by such disclosure. The frequency of disclosure between and among Affiliates and Fiduciaries varies and may be as frequent as daily, with no lag. Any disclosure of Vanguard fund complete portfolio holdings to any Affiliates and Fiduciaries as previously described above may also include a list of the other investment positions comprising the fund, such as cash investments and derivatives. Disclosure of Vanguard fund complete portfolio holdings or other investment positions by Vanguard, Vanguard Marketing Corporation, or a Vanguard fund to Affiliates and Fiduciaries must be authorized by a Vanguard fund officer or a Principal of Vanguard.


 As of March 31, 2007, Vanguard fund complete portfolio holdings are disclosed to the following Affiliates and Fiduciaries as part of ongoing arrangements that serve legitimate business purposes: Vanguard, and each investment advisor, custodian, and independent registered public accounting firm identified in this Statement of Additional Information.


DISCLOSURE OF PORTFOLIO HOLDINGS TO BROKER-DEALERS IN THE NORMAL COURSE OF MANAGING A FUND'S ASSETS



An investment advisor, administrator, or custodian for a Vanguard fund may, for legitimate business purposes within the scope of its official duties and responsibilities, disclose portfolio holdings (whether partial portfolio holdings or complete portfolio holdings) and other investment positions that make up the fund to one or more broker-dealers during the course of, or in connection with, normal day-to-day securities and derivatives transactions with or through such broker-dealers subject to the broker-dealer's legal obligation not to use or disclose material nonpublic information concerning the fund's portfolio holdings, other investment positions, securities transactions, or derivatives transactions without the consent of the fund or its agents. The Vanguard funds have not given their consent to any such use or disclosure and no person or agent of Vanguard is authorized to give such consent except as approved in writing by the Boards of the Vanguard funds. Disclosure of portfolio holdings or other investment positions by Vanguard to broker-dealers must be authorized by a Vanguard fund officer or a Principal of Vanguard.



DISCLOSURE OF NON-MATERIAL INFORMATION


The Policies and Procedures permit Vanguard fund officers, Vanguard fund portfolio managers, and other Vanguard representatives (collectively, Approved Vanguard Representatives) to disclose any views, opinions, judgments, advice or commentary, or any analytical, statistical, performance, or other information, in connection with or relating to a Vanguard fund or its portfolio holdings and/or other investment positions (collectively, commentary and analysis) or any changes in the portfolio holdings of a Vanguard fund that occurred after the most recent calendar-quarter end (recent portfolio changes) to any person if (1) such disclosure serves a legitimate business purpose, (2) such disclosure does not effectively result in the disclosure of the complete portfolio holdings of any Vanguard fund (which can be disclosed only in accordance with the Policies and Procedures), and (3) such information does not constitute material nonpublic information. Disclosure of commentary and analysis or recent portfolio changes by Vanguard, Vanguard Marketing Corporation, or a Vanguard fund must be authorized by a Vanguard fund officer or a Principal of Vanguard.


 An Approved Vanguard Representative must make a good faith determination whether the information constitutes material nonpublic information, which involves an assessment of the particular facts and circumstances. Vanguard believes that in most cases recent portfolio changes that involve a few or even several securities in a diversified portfolio or commentary and analysis would be immaterial and would not convey any advantage to a recipient in making an investment decision concerning a Vanguard fund. Nonexclusive examples of commentary and analysis about a Vanguard fund include (1) the allocation of the fund's portfolio holdings and other investment positions among various asset classes, sectors, industries, and countries; (2) the characteristics of the stock and bond components of the fund's portfolio holdings and other investment positions; (3) the attribution of fund returns by asset class, sector, industry, and country; and (4) the volatility characteristics of the fund. An Approved Vanguard Representative may in its sole discretion determine whether to deny any request for information made by any person, and may do so for any reason or for no reason. "Approved Vanguard Representatives" include, for purposes of the Policies and Procedures, persons employed by or associated with Vanguard or a subsidiary of Vanguard who have been authorized by Vanguard's Portfolio Review Department to disclose recent portfolio changes and/or commentary and analysis in accordance with the Policies and Procedures.


 As of March 31, 2007, Vanguard non-material portfolio holdings information is disclosed to KPMG, LLP, and R.V. Kuhns & Associates.


DISCLOSURE OF PORTFOLIO HOLDINGS IN ACCORDANCE WITH SEC EXEMPTIVE ORDERS


Vanguard's Fund Financial Services unit may disclose to the National Securities Clearing Corporation (NSCC) the daily portfolio composition files (PCFs) that identify a basket of specified securities which may overlap with the actual or expected portfolio holdings of the Vanguard funds (ETF Funds) that offer a class of shares known as Vanguard ETF Shares in accordance with the terms and conditions of related exemptive orders (Vanguard ETF Exemptive Orders) issued by the Securities and Exchange Commission (SEC), as described further below.


 Unlike the conventional classes of shares issued by ETF Funds, the ETF Shares are listed for trading on the American Stock Exchange (AMEX). Each ETF Fund issues ETF Shares in large blocks, known as "Creation Units." To purchase or redeem a Creation Unit, an investor must be an "Authorized Participant" or it must do so through a broker-dealer that is an Authorized Participant. An Authorized Participant is a participant in the Depository Trust Company (DTC) that has executed a Participant Agreement with Vanguard Marketing Corporation. Each ETF Fund issues Creation Units in exchange for a "portfolio deposit" consisting of a basket of specified securities (Deposit Securities) and a cash payment (the Balancing Amount). Each ETF Fund also redeems Creation Units in kind; an investor who tenders a Creation Unit will receive, as redemption proceeds, a basket of specified securities together with a Balancing Amount.


 In connection with the creation and redemption process, and in accordance with the terms and conditions of the Vanguard ETF Exemptive Orders, Vanguard makes available to the NSCC, for dissemination to NSCC participants on each business day prior to the opening of trading on the AMEX, a PCF containing a list of the names and the required number of shares of each Deposit Security for each ETF Fund. (The NSCC is a clearing agency registered with the SEC and affiliated with DTC.) In addition, the AMEX disseminates (1) continuously throughout the trading day, through the facilities of the consolidated tape, the market value of a ETF Share, and (2) every 15 seconds throughout the trading day, separately from the consolidated tape, a calculation of the estimated NAV of an ETF Share (which estimate is expected to be accurate to within a few basis points). Comparing these two figures allows an investor to determine whether, and to what extent, ETF Shares are selling at a premium or at a discount to NAV. ETF Shares are listed on the AMEX and traded in the secondary market in the same manner as other equity securities. The price of ETF Shares trading on the secondary market is based on a current bid/offer market.


 As contemplated by the Vanguard ETF Exemptive Orders, Vanguard and the ETF Funds expect that only institutional arbitrageurs and institutional investors with large indexed portfolios will buy and sell ETF Shares in Creation Unit-sized aggregations because Creation Units can be purchased only in exchange for securities likely to cost millions of dollars. An AMEX specialist, in providing for a fair and orderly secondary market for ETF Shares, also may purchase Creation Units for use in its market-making activities on the AMEX. Vanguard and the ETF Funds expect secondary market purchasers of ETF Shares will include both institutional and retail investors. Vanguard and the ETF Funds believe that arbitrageurs will purchase or redeem Creation Units to take advantage of discrepancies between the ETF Shares' market price and the ETF Shares' underlying NAV. Vanguard and the ETF Funds expect that this arbitrage activity will provide a market "discipline" that will result in a close correspondence between the price at which the ETF Shares trade and their NAV. In other words, Vanguard and the ETF Funds do not expect the ETF Shares to trade at a significant premium or discount to their NAV.


 In addition to making PCFs available to the NSCC, as previously described, Vanguard's Fund Financial Services unit may disclose the PCF for any ETF Fund to any person, or online at www.vanguard.com to all categories of persons, if
(1) such disclosure serves a legitimate business purpose and (2) such disclosure does not constitute material nonpublic information. Vanguard's Fund Financial Services unit must make a good faith determination whether the PCF for any ETF Fund constitutes material nonpublic information, which involves an assessment of the particular facts and circumstances. Vanguard believes that in most cases the PCF for any ETF Fund would be immaterial and would not convey any advantage to the recipient in making an investment decision concerning the ETF Fund if sufficient time has passed between the date of the PCF and the date on which the PCF is disclosed. Vanguard's Fund Financial Services unit may in its sole discretion determine whether to deny any request for the PCF for any ETF Fund made by any person, and may do so for any reason or for no reason. Disclosure of a PCF must be authorized by a Vanguard fund officer or a Principal in Vanguard's Fund Financial Services unit.


DISCLOSURE OF PORTFOLIO HOLDINGS RELATED INFORMATION TO THE ISSUER OF A SECURITY FOR LEGITIMATE BUSINESS PURPOSES


Vanguard, in its sole discretion, may disclose portfolio holdings information concerning a security held by one or more Vanguard funds to the issuer of such security if the issuer presents, to the satisfaction of Fund Financial Services, convincing evidence that the issuer has a legitimate business purpose for such information. Disclosure of this information to an issuer is conditioned on the issuer being subject to a written agreement imposing a duty of confidentiality, including a duty not to trade on the basis of any material nonpublic information. The frequency with which portfolio holdings information concerning a security may be disclosed to the issuer of such security, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed to the issuer, is determined based on the facts and circumstances, including, without limitation, the nature of the portfolio holdings information to be disclosed, the risk of harm to the funds and their shareholders, and the legitimate business purposes served by such disclosure. The frequency of disclosure to an issuer cannot be determined in advance of a specific request and will vary based upon the particular facts and circumstances and the legitimate business purposes, but in unusual situations could be as frequent as daily, with no lag. Disclosure of portfolio holdings information concerning a security held by one or more Vanguard funds to the issuer of such security must be authorized by a Vanguard fund officer or a Principal in Vanguard's Portfolio Review or Legal Department.


DISCLOSURE OF PORTFOLIO HOLDINGS AS REQUIRED BY APPLICABLE LAW



Vanguard fund portfolio holdings (whether partial portfolio holdings or complete portfolio holdings) and other investment positions that make up a fund shall be disclosed to any person as required by applicable laws, rules, and regulations. Examples of such required disclosure include, but are not limited to, disclosure of Vanguard fund portfolio holdings (1) in a filing or submission with the SEC or another regulatory body, (2) in connection with seeking recovery on defaulted bonds in a federal bankruptcy case, (3) in connection with a lawsuit, or (4) as required by court order. Disclosure of portfolio holdings or other investment positions by Vanguard, Vanguard Marketing Corporation, or a Vanguard fund as required by applicable laws, rules, and regulations must be authorized by a Vanguard fund officer or a Principal of Vanguard.



PROHIBITIONS ON DISCLOSURE OF PORTFOLIO HOLDINGS



No person is authorized to disclose Vanguard fund portfolio holdings or other investment positions (whether online at www.vanguard.com, in writing, by fax, by e-mail, orally, or by other means) except in accordance with the Policies and Procedures. In addition, no person is authorized to make disclosure pursuant to the Policies and Procedures if such disclosure is otherwise unlawful under the antifraud provisions of the federal securities laws (as defined in Rule 38a-1 under the 1940 Act). Furthermore, Vanguard's management, in its sole discretion, may determine not to disclose portfolio holdings or other investment positions that make up a Vanguard fund to any person who would otherwise be eligible to receive such information under the Policies and Procedures, or may determine to make such disclosures publicly as provided by the Policies and Procedures.



PROHIBITIONS ON RECEIPT OF COMPENSATION OR OTHER CONSIDERATION


The Policies and Procedures prohibit a Vanguard fund, its investment advisor, and any other person to pay or receive any compensation or other consideration of any type for the purpose of obtaining disclosure of Vanguard fund portfolio holdings or other investment positions. "Consideration" includes any agreement to maintain assets in the fund or in other investment companies or accounts managed by the investment advisor or by any affiliated person of the investment advisor.

                          INVESTMENT ADVISORY SERVICES


The Trust currently uses five investment advisors:

- AllianceBernstein L.P., 1345 Avenue of the Americas, New York, NY 10105, an investment advisory firm founded in 1971, provides investment advisory services for a portion of assets in the U.S. Growth Fund.

- Baillie Gifford Overseas Ltd, Calton Square, 1 Greenside Row, Edinburgh, EH1 3AN, Scotland, an investment advisory firm founded in 1983, provides investment advisory services for a portion of assets in the International Growth Fund.

- Schroder Investment Management North America Inc., 875 Third Avenue, 22nd Floor, New York, NY 10022, an investment advisory firm founded in 1979, provides investment advisory services for a portion of assets in the International Growth Fund.


- Vanguard, P.O. Box 2600, Valley Forge, PA 19482, which began operations in 1975, provides investment advisory services to the FTSE Social Index Fund, the U.S. Sector Index Funds, and the Extended Duration Treasury Index Fund.


- William Blair & Company, L.L.C., 222 West Adams Street, Chicago, IL 60606, an investment advisory firm founded in 1935, provides investment advisory services for a portion of assets in the U.S. Growth Fund.


For funds that are advised by independent third-party advisory firms unaffiliated with Vanguard, Vanguard hires investment advisory firms, not individual portfolio managers, to provide investment advisory services to such funds. Vanguard negotiates each advisory agreement, which contains advisory fee arrangements, on an arms-length basis with the advisory firm. Each advisory agreement is reviewed annually by each fund's board of trustees, taking into account numerous factors, which include, without limitation, the nature, extent, and quality of the services provided, investment performance, and fair market value of services provided. Each advisory agreement is between the fund and the advisory firm, not between the fund and the portfolio manager. The structure of the advisory fee paid to each unaffiliated investment advisory firm is described in the following sections. In addition, each firm has established policies and procedures designed to address the potential for conflicts of interest. Each firm's compensation structure and management of potential conflicts of interest is summarized by the advisory firm in the following sections for the period ended August 31, 2006.


I. VANGUARD U.S. GROWTH FUND


Vanguard U.S. Growth Fund uses a multimanager approach; the Fund currently has two investment advisors, AllianceBernstein L.P., and William Blair & Company, L.L.C.


 The Fund has entered into investment advisory agreements with each advisor to manage the investment and reinvestment of the portion of the U.S. Growth Fund's assets that the Fund's board of trustees determines to assign to the advisor (hereafter referred to as each Portfolio). In this capacity, each advisor continuously reviews, supervises, and administers the Portfolio's investment program. Each advisor discharges its responsibilities subject to the supervision and oversight of Vanguard's Portfolio Review Group and the officers and trustees of the Fund. Vanguard's Portfolio Review Group is responsible for recommending changes in a fund's advisory arrangements to the fund's board of trustees, including changes in the amount of assets allocated to each advisor, and whether to hire, terminate, or replace an advisor.


 The Fund pays each advisor, at the end of each of the Fund's fiscal quarters, a basic fee calculated by applying a quarterly rate, based on certain annual percentage rates, to the average daily net assets of the advisor's Portfolio for the quarter. The basic fee will be increased or decreased by applying a performance fee adjustment based on the investment performance of the Portfolio relative to the investment performance of the Russell 1000 Growth Index (the Index). The investment performance of each Portfolio will be based on its cumulative return over a trailing 36-month (60-month for William Blair & Company) period ending with the applicable quarter, compared with the cumulative total return of the Index for the same period.


 During the fiscal years ended August 31, 2004, 2005, and 2006, Vanguard U.S. Growth Fund incurred aggregate investment advisory fees of $9,656,000 (before a performance-based decrease of $1,946,000), $8,745,000 (before a performance-based decrease of $1,318,000), and $9,093,000 (before a performance-based decrease of $1,180,000), respectively.

 A. ALLIANCEBERNSTEIN L.P.

As of September 30, 2006, AllianceBernstein L.P. (AllianceBernstein) had an ownership structure as follows:

- 32.8% owned by AllianceBernstein Holding L.P.

- 60.5% owned by AXA Financial, Inc.

- 6.7% owned by AllianceBernstein employees


1. OTHER ACCOUNTS MANAGED


Alan Levi managed a portion of Vanguard U.S. Growth Fund, which, as of August 31, 2006, held assets of $5.8 billion. As of August 31, 2006, Mr. Levi also managed three other registered investment companies with total assets of $1.9 billion, including one with total assets of $246 million where the advisory firm's fee was based on account performance, and 14 other accounts with total assets of $1.8 billion.


2. MATERIAL CONFLICTS OF INTEREST


As an investment adviser and fiduciary, AllianceBernstein owes its clients and shareholders an undivided duty of loyalty. We recognize that conflicts of interest are inherent in our business and accordingly have developed policies and procedures (including oversight monitoring) reasonably designed to detect, manage and mitigate the effects of actual or potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, including AllianceBernstein Mutual Funds, and allocating investment opportunities. Investment professionals, including portfolio managers and research analysts, are subject to the above-mentioned policies and oversight monitoring to ensure that all clients are treated equitably. We place the interests of our clients first and expect all of our employees to meet their fiduciary duties.


Employee Personal Trading


AllianceBernstein has adopted a Code of Business Conduct and Ethics that is designed to detect and prevent conflicts of interest when investment professionals and other personnel of AllianceBernstein own, buy or sell securities which may be owned by, or bought or sold for, clients. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client. Subject to the reporting requirements and other limitations of its Code of Business Conduct and Ethics, AllianceBernstein permits its employees to engage in personal securities transactions, and also allows them to acquire investments in the AllianceBernstein Mutual Funds through direct purchase, 401K/profit sharing plan investment and/or notionally in connection with deferred incentive compensation awards. AllianceBernstein's Code of Ethics and Business Conduct requires disclosure of all personal accounts and maintenance of brokerage accounts with designated broker-dealers approved by AllianceBernstein. The Code also requires preclearance of all securities transactions and imposes a one-year holding period for securities purchased by employees to discourage short-term trading.


Managing Multiple Accounts for Multiple Clients


AllianceBernstein has compliance policies and oversight monitoring in place to address conflicts of interest relating to the management of multiple accounts for multiple clients. Conflicts of interest may arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each account. The investment professional or investment professional teams for each client may have responsibilities for managing all or a portion of the investments of multiple accounts with a common investment strategy, including other registered investment companies, unregistered investment vehicles, such as hedge funds, pension plans, separate accounts, collective trusts and charitable foundations. Among other things, AllianceBernstein's policies and procedures provide for the prompt dissemination to investment professionals of initial or changed investment recommendations by analysts so that investment professionals are better able to develop investment strategies for all accounts they manage. In addition, investment decisions by investment professionals are reviewed for the purpose of maintaining uniformity among similar accounts and ensuring that accounts are treated equitably. No investment professional that manages client accounts carrying performance fees is compensated directly or specifically for the performance of those accounts. Investment professional compensation reflects a broad contribution in multiple dimensions to long-term investment success for our clients and is not tied specifically to the performance of any particular client's account, nor is it directly tied to the level or change in the level of assets under management.

Allocating Investment Opportunities


AllianceBernstein has policies and procedures intended to address conflicts of interest relating to the allocation of investment opportunities. These policies and procedures are designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and investment opportunities are allocated equitably among different clients. The investment professionals at AllianceBernstein routinely are required to select and allocate investment opportunities among accounts. Portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts, which minimizes the potential for conflicts of interest relating to the allocation of investment opportunities. Nevertheless, investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons.


 AllianceBernstein's procedures are also designed to prevent potential conflicts of interest that may arise when AllianceBernstein has a particular financial incentive, such as a performance-based management fee, relating to an account. An investment professional may perceive that he or she has an incentive to devote more time to developing and analyzing investment strategies and opportunities or allocating securities preferentially to accounts for which AllianceBernstein could share in investment gains.


 To address these conflicts of interest, AllianceBernstein's policies and procedures require, among other things, the prompt dissemination to investment professionals of any initial or changed investment recommendations by analysts; the aggregation of orders to facilitate best execution for all accounts; price averaging for all aggregated orders; objective allocation for limited investment opportunities (e.g., on a rotational basis) to ensure fair and equitable allocation among accounts; and limitations on short sales of securities. These procedures also require documentation and review of justifications for any decisions to make investments only for select accounts or in a manner disproportionate to the size of the account.


3. DESCRIPTION OF COMPENSATION


AllianceBernstein's compensation program for investment professionals is designed to be competitive and effective in order to attract and retain the highest caliber employees. The compensation program for investment professionals is designed to reflect their ability to generate long-term investment success for our clients, including shareholders of the


AllianceBernstein Mutual Funds. Investment professionals do not receive any direct compensation based upon the investment returns of any individual client account, nor is compensation tied directly to the level or change in the level of assets under management. Investment professionals' annual compensation is comprised of the following:


 (i) Fixed base salary: This is generally the smallest portion of compensation. The base salary is a relatively low, fixed salary within a similar range for all investment professionals. The base salary [is determined at the outset of employment based on level of experience,] does not change significantly from year to year, and hence, is not particularly sensitive to performance.


 (ii) Discretionary incentive compensation in the form of an annual cash bonus:
AllianceBernstein's overall profitability determines the total amount of incentive compensation available to investment professionals. This portion of compensation is determined subjectively based on qualitative and quantitative factors. In evaluating this component of an investment professional's compensation, AllianceBernstein considers the contribution to his/her team or discipline as it relates to that team's overall contribution to the long-term investment success, business results and strategy of AllianceBernstein. Quantitative factors considered include, among other things, relative investment performance (e.g., by comparison to competitor or peer group funds or similar styles of investments, and appropriate, broad-based or specific market indices), and consistency of performance. There are no specific formulas used to determine this part of an investment professional's compensation and the compensation is not tied to any pre-determined or specified level of performance. AllianceBernstein also considers qualitative factors such as the complexity and risk of investment strategies involved in the style or type of assets managed by the investment professional; success of marketing/ business development efforts and client servicing; seniority/length of service with the firm; management and supervisory responsibilities; and fulfillment of AllianceBernstein's leadership criteria.


 (iii) Discretionary incentive compensation in the form of awards under AllianceBernstein's Partners Compensation Plan ("deferred awards"):
AllianceBernstein's overall profitability determines the total amount of deferred awards available to investment professionals. The deferred awards are allocated among investment professionals based on criteria similar to those used to determine the annual cash bonus. There is no fixed formula for determining these amounts. Deferred awards, for which there are various investment options, vest over a four-year period and are generally forfeited if the employee resigns or AllianceBernstein terminates his/her employment. Investment options under the deferred awards plan include many of the same AllianceBernstein Mutual Funds offered to mutual fund investors, thereby creating a close alignment between the financial interests of the investment professionals and those of AllianceBernstein's clients and mutual fund shareholders with respect to the performance of those mutual funds. AllianceBernstein also permits deferred award recipients to allocate up to 50% of their award to investments in AllianceBernstein's publicly traded equity securities.


 (iv) Contributions under AllianceBernstein's Profit Sharing/401(k) Plan: The contributions are based on AllianceBernstein's overall profitability. The amount and allocation of the contributions are determined at the sole discretion of AllianceBernstein.


4. OWNERSHIP OF SECURITIES


As of August 31, 2006, Mr. Levi owned shares of the U.S. Growth Fund within the $100,001-$500,000 range.


B. WILLIAM BLAIR & COMPANY, L.L.C.

William Blair & Company, L.L.C., is an independently owned full service investment advisory firm founded in 1935. William Blair & Company is organized as a Delaware limited liability company.


1. OTHER ACCOUNTS MANAGED


John Jostrand managed a portion of Vanguard U.S. Growth Fund, which, as of August 31, 2006, held assets of $5.8 billion. As of August 31, 2006, Mr. Jostrand also managed three other registered investment companies with total assets of $309 million and 95 other accounts with total assets of $1.0 billion.


2. MATERIAL CONFLICTS OF INTEREST


Because the portfolio manager manages other accounts in addition to Vanguard U.S. Growth Fund, conflicts of interest may arise in connection with the portfolio manager's management of the Vanguard U.S. Growth Fund's investments on the one hand and the investments of such other accounts on the other hand. However, William Blair & Company has adopted policies and procedures designed to address such conflicts, including policies and procedures relating to allocation of investment opportunities and aggregation of trades.


3. DESCRIPTION OF COMPENSATION


The compensation of William Blair & Company portfolio managers is based on the firm's mission: "to achieve success for its clients." The portfolio manager is a principal of William Blair & Company, and as of August 31, 2006, his compensation consisted of a fixed base salary, a share of the firm's profits and, in some instances, a discretionary bonus. The portfolio manager's discretionary bonus as well as any potential changes to the principals ownership stake is determined by the head of William Blair & Company's Investment Management Department, subject to the approval of the firm's Executive Committee and is based entirely on a qualitative assessment rather than a formula. The discretionary bonus rewards the specific accomplishments in the prior year, including short-term and long-term investment performance, quality of research ideas, and other contributions to the firm and its clients. Changes in ownership stake are based upon the portfolio manager's sustained, multi-year contribution to long-term investment performance, and to the firm's revenue, profitability, intellectual capital, and brand reputation. The compensation process is a subjective one that takes into account the factors described above. Portfolio managers do not receive any direct compensation based upon the performance of any individual client account and no indices are used to measure performance. In addition, there is no particular weighting or formula for evaluating the factors.


4. OWNERSHIP OF SECURITIES


As of August 31, 2006, Mr. Jostrand owned shares of the U.S. Growth Fund in an amount exceeding $1 million.


II. VANGUARD INTERNATIONAL GROWTH FUND


Vanguard International Growth Fund uses a multimanager approach; the Fund currently has two investment advisors, Schroder Investment Management North America Inc. (Schroders) and Baillie Gifford Overseas Ltd. (Baillie Gifford).

 The Fund has entered into investment advisory agreements with each advisor to manage the investment and reinvestment of the portion of the International Growth Fund's assets that the Fund's board of trustees determines to assign to the advisor (hereafter referred to as each Portfolio). In this capacity, each advisor continuously reviews, supervises, and administers the Portfolio's investment program. Each advisor discharges its responsibilities subject to the supervision and oversight of Vanguard's Portfolio Review Group and the officers and trustees of the Fund. Vanguard's
Portfolio Review Group is responsible for recommending changes in a fund's advisory arrangements to the fund's board of trustees, including changes in the amount of assets allocated to each advisor, and whether to hire, terminate, or replace an advisor.


 The Fund pays each advisor, at the end of each of the Fund's fiscal quarters, a basic fee calculated by applying a quarterly rate, based on certain annual percentage rates, to the average daily net assets of the advisor's Portfolio for the quarter. The basic fee will be increased or decreased by applying a performance fee adjustment based on the investment performance of the Portfolio relative to the investment performance of the Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index (the Index). The investment performance of each Portfolio will be based on its cumulative return over a trailing 36-month period ending with the applicable quarter, compared with the cumulative total return of the Index for the same period.


 During the fiscal years ended August 31, 2004, 2005, and 2006, Vanguard International Growth Fund incurred aggregate investment advisory fees of $10,313,000 (before a performance-based decrease of $322,000); $12,431,000
(before a performance-based decrease of $1,260,000), and $16,063,000 (before a performance-based decrease of $1,490,000), respectively.


Sub-Advisor--Schroder Investment Management North America Limited


The Fund has entered into a sub-advisory agreement with Schroders and Schroder Investment Management North America Limited (Schroder Limited) pursuant to which Schroder Limited has primary responsibility for choosing investments for the Fund.


 Under the terms of the sub-advisory agreement for the Fund, Schroders pays Schroder Limited advisory fees equal to 50% of the advisory fee actually paid to Schroders under its investment advisory agreement with the Fund. The sub-advisory arrangement became effective on April 1, 2003.


A. SCHRODER INVESTMENT MANAGEMENT NORTH AMERICA INC.

Each of Schroders and Schroder Limited is an indirect wholly-owned subsidiary of Schroders plc, the ultimate parent of a large world-wide group of financial service companies (referred to as "The Schroder Group") with subsidiaries and branches and representative offices located in 27 countries. The Schroder Group specializes in providing investment management services, with funds under management currently in excess of $229 billion.


1. OTHER ACCOUNTS MANAGED


Virginie Maisonneuve jointly managed a portion of Vanguard International Growth Fund, which, as of August 31, 2006, held assets of $14.0 billion. As of August 31, 2006, Ms. Maisonneuve also managed two other registered investment companies with total assets of $669 million, including one with total assets of $627 million where the advisory firm's fee was based on account performance, and five other accounts with total assets of $1.7 billion.


 Matthew Dobbs jointly managed a portion of Vanguard International Growth Fund, which, as of August 31, 2006, held assets of $14.0 billion. As of August 31, 2006, Mr. Dobbs also managed three other registered investment companies with total assets of $3.2 billion, including two with total assets of $3.1 billion where the advisory firm's fee was based on account performance; five other pooled investment vehicles with total assets of $1.6 billion, including one with total assets of $355 million where the advisory firm's fee was based on account performance; and six other accounts with total assets of $2.0 billion.


2. MATERIAL CONFLICTS OF INTEREST


Whenever a portfolio manager of the Fund manages other accounts, potential conflicts of interest exist, including potential conflicts between the investment strategy of the Fund and the investment strategy of the other accounts. For example, in certain instances, a portfolio manager may take conflicting positions in a particular security for different accounts, by selling a security for one account and continuing to hold it for another account. In addition, the fact that other accounts require the portfolio manager to devote less than all of his or her time to the Fund may be seen itself to constitute a conflict with the interest of the Fund.


 A portfolio manager may also execute transactions for another fund or account at the direction of such fund or account that may adversely impact the value of securities held by the Fund. Securities selected for funds or accounts other than the Fund may outperform the securities selected for the Fund. Finally, if a portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Fund may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible funds and accounts.


 At Schroders, individual portfolio managers may manage multiple accounts for multiple clients. In addition to mutual funds, these other accounts may include separate accounts, collective trusts, or offshore funds. Certain of these accounts may pay a performance fee, and portfolio managers may have an incentive to allocate investment to these accounts.


 Schroders manages potential conflicts between funds or with other types of accounts through allocation policies and procedures, internal review processes and oversight by directors. Schroders has developed trade allocation systems and controls to ensure that no one client, regardless of type, is intentionally favored at the expense of another. Allocation policies are designed to address potential conflicts in situations where two or more funds or accounts participate in investment decisions involving the same securities.


 The structure of each portfolio manager's compensation may give rise to potential conflicts of interest. Each portfolio manager's base pay tends to increase with additional and more complex responsibilities that include increased assets under management, which indirectly links compensation to sales.


 Schroders has adopted certain compliance procedures that are designed to address these, and other, types of conflicts. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.


3. DESCRIPTION OF COMPENSATION


Schroder fund managers are paid in a combination of base salary and annual discretionary bonus, as well as the standard retirement, health and welfare benefits available to all of our employees. Certain of the most senior managers also participate in a long term incentive program.


 Ms. Maisonneuve had a contractual total compensation package for the period ended October 31, 2006. Generally, portfolio managers employed by Schroders including Mr. Dobbs, receive compensation based on the factors discussed below.


 Base salary is determined by reference to the level of responsibility inherent in the role and the experience of the incumbent, and is benchmarked annually against market data to ensure that we are paying competitively. The base salary is subject to an annual review, and will increase if market movements make this necessary and/or if there has been an increase in the employee's responsibilities. At more senior levels, base salaries tend to move less as the emphasis is increasingly on the discretionary bonus.


 Discretionary bonuses for fund managers are determined by a number of factors. At a macro level the total amount available to spend is a function of the compensation to revenue ratio achieved by the firm globally. Schroders then assess the performance of the division and of the team to determine the share of the aggregate bonus pool that is spent in each area. This focus on "team" maintains consistency and minimizes internal competition that may be detrimental to the interests of our clients. For individual fund managers Schroders assess the performance of their funds relative to competitors and to the relevant benchmarks over one and three year periods, the level of funds under management and the level of performance fees generated. Schroders also reviews "softer" factors such as leadership, contribution to other parts of the business and adherence to our corporate values of excellence, integrity, teamwork, passion and innovation.


 For those employees receiving significant bonuses, a part may be deferred in the form of Schroders plc stock. This vests over a period of three years and ensures that the interests of the employee are aligned with those of the shareholder, and that these key employees have an increasing incentive to remain with us as their store of unvested awards grows over time.


4. OWNERSHIP OF SECURITIES


As of August 31, 2006, Ms. Maisonneuve owned shares of the International Growth Fund within the $50,001-$100,000 range, and Mr. Dobbs did not own any shares of the International Growth Fund.

B. BAILLIE GIFFORD OVERSEAS LTD.


Baillie Gifford is an investment advisory firm founded in 1983. Baillie Gifford is wholly owned by a Scottish investment company, Baillie Gifford & Co. Founded in 1908, Baillie Gifford & Co., one of the largest independently owned investment management firms in the United Kingdom, manages money primarily for institutional clients.


1. OTHER ACCOUNTS MANAGED


James Anderson managed a portion of Vanguard International Growth Fund, which, as of August 31, 2006, held assets of $14.0 billion. As of August 31, 2006, Mr. Anderson managed no other registered investment companies. As of August 31, 2006, Mr. Anderson managed one other pooled investment vehicle with total assets of $3.5 billion and eight other accounts with total assets of $1.6 billion, including five with total assets of $933 million where the advisory firm's fee was based on account performance.


2. MATERIAL CONFLICTS OF INTEREST


At Baillie Gifford, individual portfolio managers may manage multiple accounts for multiple clients. In addition to mutual funds, these other accounts may include separate accounts, collective investments, or offshore funds. Baillie Gifford manages potential conflicts between funds or with other types of accounts through allocation policies and procedures, and internal review processes. Baillie Gifford has developed trade allocation procedures and controls to ensure that no one client, regardless of type, is intentionally favored at the expense of another. Allocation policies are designed to address potential conflicts in situations where two or more funds or accounts participate in investment decisions involving the same securities.


3. DESCRIPTION OF COMPENSATION


James Anderson is a Partner of Baillie Gifford. His remuneration comprises a base salary and a share of the partnership profits. The profit share is calculated as a percentage of total partnership profits based on seniority, role within Baillie Gifford, and length of service. The basis for the profit share is detailed in the Baillie Gifford Partnership Agreement. The main staff benefits such as pension benefits are not available to Partners, and therefore Partners provide for benefits from their own personal funds.


4. OWNERSHIP OF SECURITIES


As of August 31, 2006, Mr. Anderson did not own any shares of the International Growth Fund.



III. VANGUARD FTSE SOCIAL INDEX FUND, THE VANGUARD U.S. SECTOR INDEX FUNDS, AND VANGUARD EXTENDED DURATION TREASURY INDEX FUND


Vanguard FTSE Social Index and the Vanguard U.S. Sector Index Funds receive advisory services from Vanguard's Quantitative Equity Group on an at-cost basis. The compensation and other expenses of the advisory staff are allocated among the funds utilizing these services.


 Vanguard Extended Duration Treasury Index Fund receives all investment advisory services from Vanguard, through its Fixed Income Group. These services are provided on an at-cost basis from an experienced advisory staff employed directly by Vanguard.

 Vanguard Extended Duration Treasury Index Fund did not commence operation until September 19, 2007. For the fiscal years ended August 31, 2004, 2005, and 2006, the FTSE Social Index Fund's expenses relating to investment advisory services were less than $1,000. For the fiscal period January 26 through August 31, 2004, and the fiscal years ended August 31, 2005 and 2006, the U.S. Sector Index Funds incurred the following expenses relating to advisory services:



FUND                                                 2004        2005       2006
----                                                 ----        ----       ----
Vanguard Consumer Discretionary Index Fund         $1,000      $3,000     $8,000
Vanguard Consumer Staples Index Fund                2,000       6,000     18,000
Vanguard Energy Index Fund                         N/A(1)      15,000     38,000
Vanguard Financials Index Fund                      2,000       4,000     15,000
Vanguard Health Care Index Fund                     2,000      21,000     39,000
Vanguard Industrials Index Fund                    N/A(1)       2,000     11,000
Vanguard Information Technology Index Fund          1,000       4,000     20,000
Vanguard Materials Index Fund                       2,000       6,000     15,000
Vanguard Telecommunication Services Index Fund     N/A(1)       3,000      7,000
Vanguard Utilities Index Fund                       3,000       9,000     25,000
1 The inception date for Vanguard Energy, Industrials, and Telecommunication Services Index
Funds was September 23, 2004.



1. OTHER ACCOUNTS MANAGED


Michael Buek managed the Materials Index Fund, which, as of August 31, 2006, held assets of $108 million. As of August 31, 2006, Mr. Buek also managed six other registered investment companies with total assets of $143 billion and six other pooled investment vehicles with total assets of $3.1 billion million.


 Donald M. Butler managed the Utilities Index Fund, which, as of August 31, 2006, held assets of $235 million. As of August 31, 2006, Mr. Butler also managed five other registered investment companies with total assets of $87.3 billion and two other pooled investment vehicles with total assets of $2.5 billion.


 Michael Perre managed the Consumer Discretionary, Industrials, Information Technology, and FTSE Social Index Funds, which, as of August 31, 2006, held assets of $48 million, $120 million, $177 million, and $491 million, respectively. As of August 31, 2006, Mr. Perre also managed four other registered investment companies with total assets of $13.1 billion and three other pooled investment vehicles with total assets of $13.4 billion.


 Ryan E. Ludt managed the Energy, Health Care, Financials, and Telecommunication Services Index Funds, which, as of August 31, 2006, held assets of $423 million, $472 million, $133 million, and $77 million, respectively. As of August 31, 2006, Mr. Ludt also managed three other registered investment companies with total assets of $2.8 billion and one other pooled investment vehicle with total assets of $2.6 billion.


 Gerard C. O'Reilly managed the Consumer Staples Index Fund, which, as of August 31, 2006, held assets of $216 million. As of August 31, 2006, Mr. O'Reilly also managed seven other registered investment companies with total assets of $108.7 billion and three other pooled investment vehicle with total assets of $2.2 billion.



 Kenneth E. Volpert co-manages the Extended Duration Treasury Index Fund which commenced operation on September 19, 2007. As of July 31, 2007, Mr. Volpert managed five other registered investment companies with total assets of $75.3 billion and one other pooled investment vehicle with assets of $41.7 million.


 Gregory Davis co-manages the Extended Duration Treasury Index Fund which commenced operation on September 19, 2007. As of July 31, 2007, Mr. Davis managed two other registered investment companies with total assets of $15.4 billion and five other pooled investment vehicles with total assets of $5.3 billion.



2. MATERIAL CONFLICTS OF INTEREST


At Vanguard, individual portfolio managers may manage multiple accounts for multiple clients. In addition to mutual funds, these other accounts may include separate accounts, collective trusts, or offshore funds. Managing multiple funds and accounts may give rise to potential conflicts of interest, including, for example, conflicts among investment strategies and conflicts in the allocation of investment opportunities.


Vanguard manages potential conflicts between funds or with other types of accounts through allocation policies and procedures, internal review processes, and oversight by directors and independent third parties. Vanguard has developed trade allocation procedures and controls to ensure that no one client, regardless of type, is intentionally favored at the expense of another. Allocation policies are designed to address potential conflicts in situations where two or more funds or accounts participate in investment decisions involving the same securities.


3. DESCRIPTION OF COMPENSATION


Each Fund's portfolio manager is a Vanguard employee. This section describes the compensation of the Vanguard employees who manage Vanguard mutual funds. As of August 31, 2006, a Vanguard portfolio manager's compensation generally consists of base salary, bonus, and payments under Vanguard's long-term incentive compensation program. In addition, portfolio managers are eligible for the standard retirement benefits and health and welfare benefits available to all Vanguard employees. Also, certain portfolio managers may be eligible for additional retirement benefits under several supplemental retirement plans that Vanguard adopted in the 1980's to restore dollar-for-dollar the benefits of management employees that had been cut back solely as a result of tax law changes. These plans are structured to provide the same retirement benefits as the standard retirement benefits.


 In the case of portfolio managers responsible for managing multiple Vanguard funds or accounts, the method used to determine their compensation is the same for all funds and investment accounts. A portfolio manager's base salary is determined by the manager's experience and performance in the role, taking into account the ongoing compensation benchmark analyses performed by the Vanguard Human Resources Department. A portfolio manager's base salary is generally a fixed amount that may change as a result of an annual review, upon assumption of new duties, or when a market adjustment of the position occurs.


 A portfolio manager's bonus is determined by a number of factors. One factor is gross, pre-tax performance of the fund relative to expectations for how the fund should have performed, given its objective, policies, strategies, and limitations, and the market environment during the measurement period. This performance factor is not based on the value of assets held in the fund's portfolio. For the FTSE Social Index Fund and the U.S. Sector Index Funds, the performance factor depends on how closely the portfolio manager tracks the Fund's benchmark index over a one-year period.


 Additional factors include the portfolio manager's contributions to the investment management functions within the sub-asset class, contributions to the development of other investment professionals and supporting staff, and overall contributions to strategic planning and decisions for the investment group. The target bonus is expressed as a percentage of base salary. The actual bonus paid may be more or less than the target bonus, based on how well the manager satisfies the objectives stated above. The bonus is paid on an annual basis.


 Under the long-term incentive compensation program, all full-time employees receive a payment from Vanguard's long-term incentive compensation plan based on their years of service, job level, and, if applicable, management responsibilities. Each year, Vanguard's independent directors determine the amount of the long-term incentive compensation award for that year based on the investment performance of the Vanguard funds relative to competitors, and Vanguard's operating efficiencies in providing services to the Vanguard funds.


4. OWNERSHIP OF SECURITIES


Vanguard employees, including portfolio managers, allocate their investments among the various Vanguard funds based on their own individual investment needs and goals. Vanguard employees as a group invest a sizeable portion of their personal assets in Vanguard funds. As of August 31, 2006, Vanguard employees collectively invested $1.8 billion in Vanguard funds. John J. Brennan, Chairman and Chief Executive Officer of Vanguard and the Vanguard funds, and George U. Sauter, Managing Director and Chief Investment Officer, invest substantially all of their personal financial assets in Vanguard funds.



 As of August 31, 2006, the portfolio managers did not own any shares of the FTSE Social Index Fund, the U.S. Sector Index Funds, and Vanguard Extended Duration Treasury Index Fund.

IV. DURATION AND TERMINATION OF INVESTMENT ADVISORY AGREEMENTS


The current investment advisory agreement with each advisor of Vanguard U.S. Growth Fund and Vanguard International Growth Fund is renewable for successive one-year periods, only if (1) each renewal is specifically approved by a vote of the Fund's board of trustees, including the affirmative votes of a majority of the trustees who are not parties to the agreement or "interested persons" (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of considering such approval, or (2) each renewal is specifically approved by a vote of a majority of the Fund's outstanding voting securities. An agreement is automatically terminated if assigned, and may be terminated without penalty at any time (1) by vote of the board of trustees of the Fund on sixty (60) days' written notice to the advisor (thirty (30) days for AllianceBernstein), (2) by a vote of a majority of the Fund's outstanding voting securities, or (3) by the advisor upon ninety (90) days' written notice to the Fund.



 The Fourth Amended and Restated Funds' Service Agreement, which governs the at-cost investment advisory services provided to Vanguard FTSE Social Index Fund, the Vanguard U.S. Sector Index Funds, and Vanguard Extended Duration Treasury Index Fund, will continue in full force and effect until terminated or amended by mutual agreement of the Fund and Vanguard.



                             PORTFOLIO TRANSACTIONS


The advisor decides which securities to buy and sell on behalf of a Fund and then selects the brokers or dealers that will execute the trades on an agency basis or the dealers with whom the trades will be effected on a principal basis. For each trade, the advisor must select a broker-dealer that it believes will provide "best execution." Best execution does not mean the lowest possible spread or commission rate. In seeking best execution, the SEC has said that an advisor should consider the full range of a broker-dealer's services. The factors considered by the advisor in seeking best execution include, but are not limited to, the broker-dealer's execution capability, clearance and settlement services, commission rate, trading expertise, willingness and ability to commit capital, ability to provide anonymity, financial responsibility, reputation and integrity, responsiveness, access to underwritten offerings and secondary markets, and access to company management, as well as the value of any research provided by the broker-dealer. In assessing which broker-dealer can provide best execution for a particular trade, the advisor also may consider the timing and size of the order and available liquidity and current market conditions.


 Some securities that are considered for investment by a Fund may also be appropriate for other Vanguard funds or for other clients served by the advisors. If such securities are compatible with the investment policies of a Fund and one or more of an advisor's other clients, and are considered for purchase or sale at or about the same time, then transactions in such securities will be aggregated by the advisor and the purchased securities or sale proceeds will be allocated among the participating Vanguard funds and the other participating clients of the advisor in a manner deemed equitable by the advisor. Although there may be no specified formula for allocating such transactions, the allocation methods used, and the results of such allocations, will be subject to periodic review by the Funds' board of trustees.

 During the fiscal years ended August 31, 2004, 2005, and 2006, the Funds paid the following amounts in brokerage commissions:


FUND                                                         2004          2005           2006
Vanguard U.S. Growth Fund                              $4,317,000    $6,347,000     $5,175,945
Vanguard International Growth Fund                     11,495,000    14,620,000     16,988,423
Vanguard FTSE Social Index Fund                            15,500        17,000         17,070
Vanguard Consumer Discretionary Index Fund(1)                  72           871          1,030
Vanguard Consumer Staples Index Fund(1)                       377         1,778          6,727
Vanguard Energy Index Fund(2)                                 N/A        10,528         12,141
Vanguard Financials Index Fund(1)                             335           792          1,708
Vanguard Health Care Index Fund(1)                          2,572         9,121         10,444
Vanguard Industrials Index Fund(2)                            N/A           515          1,737
Vanguard Information Technology Index Fund(1)                 203           959          4,158
Vanguard Materials Index Fund(1)                              455         3,529          4,964
Vanguard Telecommunication Services Index Fund(2)             N/A        10,967         14,763
Vanguard Utilities Index Fund(1)                              799         5,019          6,525
1    The inception date for the Consumer Discretionary, Consumer Staples,
     Financials, Health Care, Information Technology, Materials, and Utilities
     Index Funds was January 26, 2006.
2    The inception date for the Energy, Industrials, and Telecommunication
     Services Index Funds was September 23, 2004.



 Vanguard Extended Duration Treasury Index Fund did not commence operation until September 19, 2007. As of August 31, 2006, each Fund held securities of its "regular brokers or dealers," as that term is defined in Rule 10b-1 of the 1940 Act, as follows:




FUND                                                   REGULAR BROKER OR DEALER (OR PARENT)             AGGREGATE HOLDINGS
----                                                   ------------------------------------             ------------------
Vanguard U.S. Growth Fund                              Citigroup Global Markets Inc.                    $103,133,000
                                                       Goldman, Sachs & Co.                             195,869,000
                                                       J.P. Morgan Securities Inc.                      96,966,000
                                                       Merrill Lynch, Pierce Fenner & Smith Inc.        40,266,000
Vanguard International Growth Fund                     --                                                --
Vanguard FTSE Social Index Fund                        Goldman, Sachs & Co.                             4,908,000
                                                       J.P. Morgan London                               11,995,000
                                                       Merrill Lynch, Pierce Fenner & Smith Inc.        4,956,000
                                                       Morgan Stanley International Ltd. London         5,329,000
Vanguard Consumer Discretionary Index Fund             --                                                --
Vanguard Consumer Staples Index Fund                   --                                                --
Vanguard Energy Index Fund                             --                                                --
Vanguard Financials Index Fund                         Citigroup Global Markets Inc.                    10,161,000
                                                       Goldman, Sachs & Co.                             2,423,000
                                                       J.P. Morgan Securities Inc.                      6,567,000
                                                       Lehman Brothers Inc.                             1,207,000
                                                       Merrill Lynch, Pierce Fenner & Smith Inc.        2,716,000
                                                       Morgan Stanley                                   2,619,000
Vanguard Health Care Index Fund                        --                                                --
Vanguard Industrials Index Fund                        --                                                --
Vanguard Information Technology Index Fund             --                                                --
Vanguard Materials Index Fund                          --                                                --
Vanguard Telecommunication Services Index Fund         --                                                --
Vanguard Utilities Index Fund                          --                                                --

                            PROXY VOTING GUIDELINES


The Board of Trustees (the Board) of each Vanguard fund that invests in stocks has adopted proxy voting procedures and guidelines to govern proxy voting by the fund. The Board has delegated oversight of proxy voting to the Proxy Oversight Committee (the Committee), composed of senior officers of Vanguard, a majority of whom are also officers of each Vanguard fund, and subject to the operating procedures and guidelines described below. The Committee reports directly to the Board. Vanguard is subject to these guidelines to the extent the guidelines call for Vanguard to administer the voting process and implement the resulting voting decisions, and for these purposes have been approved by the Board of Directors of Vanguard.


 The overarching objective in voting is simple: to support proposals and director nominees that maximize the value of a fund's investments--and those of fund shareholders--over the long term. While the goal is simple, the proposals the funds receive are varied and frequently complex. As such, the guidelines adopted by the Board provide a rigorous framework for assessing each proposal. Under the guidelines, each proposal must be evaluated on its merits, based on the particular facts and circumstances as presented.


 For ease of reference, the procedures and guidelines often refer to all funds, however, our processes and practices seek to ensure that proxy voting decisions are suitable for individual funds. For most proxy proposals, particularly those involving corporate governance, the evaluation will result in the same position being taken across all of the funds and the funds voting as a block. In some cases, however, a fund may vote differently, depending upon the nature and objective of the fund the composition of its portfolio and other factors.


 The guidelines do not permit the Board to delegate voting responsibility to a third party that does not serve as a fiduciary for the funds. Because many factors bear on each decision, the guidelines incorporate factors the Committee should consider in each voting decision. A fund may refrain from voting if that would be in the fund's and its shareholders' best interests. These circumstances may arise, for example, when the expected cost of voting exceeds the expected benefits of voting, or exercising the vote results in the imposition of trading or other restrictions.


 In evaluating proxy proposals, we consider information from many sources, including but not limited to the investment advisor for the fund, management or shareholders of a company presenting a proposal, and independent proxy research services. We will give substantial weight to the recommendations of the company's board, absent guidelines or other specific facts that would support a vote against management. In all cases, however, the ultimate decision rests with the members of the Proxy Oversight Committee, who are accountable to the fund's Board.


 While serving as a framework, the following guidelines cannot contemplate all possible proposals with which a fund may be presented. In the absence of a specific guideline for a particular proposal (e.g., in the case of a transactional issue or contested proxy), the Committee will evaluate the issue and cast the fund's vote in a manner that, in the Committee's view, will maximize the value of the fund's investment, subject to the individual circumstances of the fund.


I. THE BOARD OF DIRECTORS


A. ELECTION OF DIRECTORS


Good governance starts with a majority-independent board, whose key committees are composed entirely of independent directors. As such, companies should attest to the independence of directors who serve on the Compensation, Nominating, and Audit committees. In any instance in which a director is not categorically independent, the basis for the independence determination should be clearly explained in the proxy statement.

 While the funds will generally support the board's nominees, the following factors will be taken into account in determining each fund's vote:



FACTORS FOR APPROVAL                                   FACTORS AGAINST APPROVAL
--------------------                                   ------------------------
Nominated slate results in board comprised of a        Nominated slate results in board comprised of a majority of non-
majority of independent directors.                     independent directors.

All members of Audit, Nominating, and Compensation     Audit, Nominating, and/or Compensation committees include non-
committees are independent of management.              independent members.

                                                       Incumbent board member failed to attend at least 75% of meetings in the previous year.

                                                       Actions of committee(s) on which nominee serves are inconsistent with other guidelines (e.g., excessive option grants, substantial non-audit fees, lack of board independence).




B. CONTESTED DIRECTOR ELECTIONS


In the case of contested board elections, we will evaluate the nominees' qualifications, the performance of the incumbent board, as well as the rationale behind the dissidents' campaign, to determine the outcome that we believe will maximize shareholder value.


C. CLASSIFIED BOARDS


The funds will generally support proposals to declassify existing boards (whether proposed by management or shareholders), and will block efforts by companies to adopt classified board structures, in which only part of the board is elected each year.


II. APPROVAL OF INDEPENDENT AUDITORS


The relationship between the company and its auditors should be limited primarily to the audit, although it may include certain closely related activities that do not, in the aggregate, raise any appearance of impaired independence. The funds will generally support management's recommendation for the ratification of the auditor, except in instances where audit and audit-related fees make up less than 50% of the total fees paid by the company to the audit firm. We will evaluate on a case-by-case basis instances in which the audit firm has a substantial non-audit relationship with the company (regardless of its size relative to the audit fee) to determine whether independence has been compromised.


III. COMPENSATION ISSUES


A. STOCK-BASED COMPENSATION PLANS


Appropriately designed stock-based compensation plans, administered by an independent committee of the board and approved by shareholders, can be an effective way to align the interests of long-term shareholders and the interests of management, employees, and directors. Conversely, the funds oppose plans that substantially dilute their ownership interest in the company, provide participants with excessive awards, or have inherently objectionable structural features.


 An independent compensation committee should have significant latitude to deliver varied compensation to motivate the company's employees. However, we will evaluate compensation proposals in the context of several factors (a company's industry, market capitalization, competitors for talent, etc.) to determine whether a particular plan or proposal balances the perspectives of employees and the company's other shareholders. We will evaluate each proposal on a case-by-case basis, taking all material facts and circumstances into account.

 The following factors will be among those considered in evaluating these proposals.



FACTORS FOR APPROVAL                                                     FACTORS AGAINST APPROVAL
--------------------                                                     ------------------------
Company requires senior executives to hold a minimum amount of company   Total potential dilution (including all stock-based plans)
stock (frequently expressed as a multiple of salary).                    shares outstanding.

Company requires stock acquired through option exercise to be held for   Annual option grants have exceeded 2% of shares
a certain period of time.                                                outstanding.

Compensation program includes performance-vesting awards, indexed        Plan permits repricing or replacement of options without
options, or other performance-linked grants.                             shareholder approval.

Concentration of option grants to senior executives is limited           Plan provides for the issuance of reload options.
(indicating that the plan is very broad-based).

Stock-based compensation is clearly used as a substitute for cash in     Plan contains automatic share replenishment (evergreen)fea-
delivering market-competitive total pay.                                 ture




B. BONUS PLANS


Bonus plans, which must be periodically submitted for shareholder approval to qualify for deductibility under Section 162(m) of the IRC, should have clearly defined performance criteria and maximum awards expressed in dollars. Bonus plans with awards that are excessive, in both absolute terms and relative to a comparative group, generally will not be supported.


C. EMPLOYEE STOCK PURCHASE PLANS


The funds will generally support the use of employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for no less than 85% of their market value and that shares reserved under the plan make up less than 5% of the outstanding shares.


D. EXECUTIVE SEVERANCE AGREEMENTS (GOLDEN PARACHUTES)


While executives' incentives for continued employment should be more significant than severance benefits, there are instances--particularly in the event of a change in control--in which severance arrangements may be appropriate. Severance benefits triggered by a change in control that do not exceed three times an executive's salary and bonus may generally be approved by the compensation committee of the board without submission to shareholders. Any such arrangement under which the beneficiary receives more than three times salary and bonus--or where severance is guaranteed absent a change in control--should be submitted for shareholder approval.


IV. CORPORATE STRUCTURE AND SHAREHOLDER RIGHTS


The exercise of shareholder rights, in proportion to economic ownership, is a fundamental privilege of stock ownership that should not be unnecessarily limited. Such limits may be placed on shareholders' ability to act by corporate charter or by-law provisions, or by the adoption of certain takeover provisions. In general, the market for corporate control should be allowed to function without undue interference from these artificial barriers.


 The funds' positions on a number of the most commonly presented issues in this area are as follows:


A. SHAREHOLDER RIGHTS PLANS (POISON PILLS)


A company's adoption of a so-called poison pill effectively limits a potential acquirer's ability to buy a controlling interest without the approval of the target's board of directors. Such a plan, in conjunction with other takeover defenses, may serve to entrench incumbent management and directors. However, in other cases, a poison pill may force a suitor to negotiate with the board and result in the payment of a higher acquisition premium.

 In general, shareholders should be afforded the opportunity to approve shareholder rights plans within a year of their adoption. This provides the board with the ability to put a poison pill in place for legitimate defensive purposes, subject to subsequent approval by shareholders. In evaluating the approval of proposed shareholder rights plans, we will consider the following factors:


FACTORS FOR APPROVAL                           FACTORS AGAINST APPROVAL
--------------------                           ------------------------
Plan is relatively short-term (3-5 years).     Plan is long term (>5 years).

Plan requires shareholder approval             Renewal of plan is automatic or does not require shareholder approval.
for renewal.

Plan incorporates review by a committee        Ownership trigger is less than 15%.
of independent directors at least
every three years (so-called TIDE
provisions).

Plan includes permitted bid/qualified offer    Classified board.
feature (chewable pill) that mandates
shareholder vote in certain situations.

Ownership trigger is reasonable (15-20%).      Board with limited independence.

Highly independent, non-classified board.



B. CUMULATIVE VOTING


The funds are generally opposed to cumulative voting under the premise that it allows shareholders a voice in director elections that is disproportionate to their economic investment in the corporation.


C. SUPERMAJORITY VOTE REQUIREMENTS


The funds support shareholders' ability to approve or reject matters presented for a vote based on a simple majority. Accordingly, the funds will support proposals to remove supermajority requirements and oppose proposals to impose them.


D. RIGHT TO CALL MEETINGS AND ACT BY WRITTEN CONSENT


The funds support shareholders' right to call special meetings of the board (for good cause and with ample representation) and to act by written consent. The funds will generally vote for proposals to grant these rights to shareholders and against proposals to abridge them.


E. CONFIDENTIAL VOTING


The integrity of the voting process is enhanced substantially when shareholders (both institutions and individuals) can vote without fear of coercion or retribution based on their votes. As such, the funds support proposals to provide confidential voting.


F. DUAL CLASSES OF STOCK


We are opposed to dual class capitalization structures that provide disparate voting rights to different groups of shareholders with similar economic investments. We will oppose the creation of separate classes with different voting rights and will support the dissolution of such classes.


V. CORPORATE AND SOCIAL POLICY ISSUES


Proposals in this category, initiated primarily by shareholders, typically request that the company disclose or amend certain business practices. The Board generally believes that these are "ordinary business matters" that are primarily the responsibility of management and should be evaluated and approved solely by the corporation's board of directors. Often, proposals may address concerns with which the Board philosophically agrees, but absent a compelling economic impact on shareholder value (e.g., proposals to require expensing of stock options), the funds will typically abstain from voting on these proposals. This reflects the belief that regardless of our philosophical perspective on the issue, these decisions should be the province of company management unless they have a significant, tangible impact on the value of a fund's investment and management is not responsive to the matter.

VI. VOTING IN FOREIGN MARKETS


Corporate governance standards, disclosure requirements, and voting mechanics vary greatly among the markets outside the United States in which the funds may invest. Each fund's votes will be used, where applicable, to advocate for improvements in governance and disclosure by each fund's portfolio companies. We will evaluate issues presented to shareholders for each fund's foreign holdings in the context with the guidelines described above, as well as local market standards and best practices. The funds will cast their votes in a manner believed to be philosophically consistent with these guidelines, while taking into account differing practices by market. In addition, there may be instances in which the funds elect not to vote, as described below.


 Many foreign markets require that securities be "blocked" or reregistered to vote at a company's meeting. Absent an issue of compelling economic importance, we will generally not subject the fund to the loss of liquidity imposed by these requirements.


 The costs of voting (e.g., custodian fees, vote agency fees) in foreign markets may be substantially higher than for U.S. holdings. As such, the fund may limit its voting on foreign holdings in instances where the issues presented are unlikely to have a material impact on shareholder value.


VII. VOTING ON A FUND'S HOLDINGS OF OTHER VANGUARD FUNDS


Certain Vanguard funds (owner funds) may, from time to time, own shares of other Vanguard funds (underlying funds). If an underlying fund submits a matter to a vote of its shareholders, votes for and against such matters on behalf of the owner funds will be cast in the same proportion as the votes of the other shareholders in the underlying fund.


VIII. THE PROXY VOTING GROUP


The Board has delegated the day-to-day operations of the funds' proxy voting process to the Proxy Voting Group, which the Committee oversees. While most votes will be determined, subject to the individual circumstances of each fund, by reference to the guidelines as separately adopted by each of the funds, there may be circumstances when the Proxy Voting Group will refer proxy issues to the Committee for consideration. In addition, at any time, the Board has the authority to vote proxies, when, in the Board's or the Committee's discretion, such action is warranted.


 The Proxy Voting Group performs the following functions: (1) managing proxy voting vendors; (2) reconciling share positions; (3) analyzing proxy proposals using factors described in the guidelines; (4) determining and addressing potential or actual conflicts of interest that may be presented by a particular proxy; and (5) voting proxies. The Proxy Voting Group also prepares periodic and special reports to the Board, and any proposed amendments to the procedures and guidelines.


IX. THE PROXY OVERSIGHT COMMITTEE


The Board, including a majority of the independent trustees, appoints the members of the Committee who are senior officers of Vanguard, a majority of whom are also officers of each Vanguard fund.


 The Committee does not include anyone whose primary duties include external client relationship management or sales. This clear separation between the proxy voting and client relationship functions is intended to eliminate any potential conflict of interest in the proxy voting process. In the unlikely event that a member of the Committee believes he or she might have a conflict of interest regarding a proxy vote, that member must recuse him or herself from the committee meeting at which the matter is addressed, and not participate in the voting decision.


 The Committee works with the Proxy Voting Group to provide reports and other guidance to the Board regarding proxy voting by the funds. The Committee has an obligation to conduct its meetings and exercise its decision-making authority subject to the fiduciary standards of good faith, fairness and Vanguard's Code of Ethics. The Committee shall authorize proxy votes that the Committee determines, in its sole discretion, to be in the best interests of each fund's shareholders. In determining how to apply the guidelines to a particular factual situation, the Committee may not take into account any interest that would conflict with the interest of fund shareholders in maximizing the value of their investments.


 The Board may review these procedures and guidelines and modify them from time to time. The procedures and guidelines are available on Vanguard's website at www.vanguard.com.

 You may obtain a free copy of a report that details how the funds voted the proxies relating to the portfolio securities held by the funds for the prior 12-month period ended June 30 by logging on to Vanguard's internet site, at www.vanguard.com, or the SEC's website at www.sec.gov.


                     INFORMATION ABOUT THE ETF SHARE CLASS


Each Vanguard U.S. Sector Index Fund and Vanguard Extended Duration Treasury Index Fund (the ETF Funds) offer and issue an exchange-traded class of shares called ETF Shares. Each ETF Fund issues ETF Shares in large blocks, known as "Creation Units." To purchase or redeem a Creation Unit, you must be an Authorized Participant or you must do so through a broker that is an Authorized Participant. An Authorized Participant is a participant in the Depository Trust Company (the DTC) that has executed a Participant Agreement with Vanguard Marketing Corporation, the Funds' Distributor.



 Each ETF Fund issues Creation Units in kind, in exchange for a basket of securities that are part of--or soon to be part of--its target index (Deposit Securities). Each ETF Fund also redeems Creation Units in kind; an investor who tenders a Creation Unit will receive, as redemption proceeds, a basket of securities that are part of the Fund's portfolio holdings (Redemption Securities). The Deposit Securities and the Redemption Securities will usually, but may not necessarily always, be the same. As part of any creation or redemption transaction, the investor will either pay or receive some cash in addition to the securities, as described more fully below. Each ETF Fund reserves the right to issue Creation Units for cash, rather than in kind, although each has no current intention of doing so.



 The ETF Shares have been approved for listing on the American Stock Exchange
(AMEX) and will trade on the AMEX at market prices that may differ from net asset value. There can be no assurance that, in the future, ETF Shares will continue to meet all of the AMEX's listing requirements. The AMEX may, but is not required to, delist a Fund's ETF Shares from listing if: (1) following the initial 12-month period beginning upon the commencement of trading, there are fewer than 50 beneficial owners of the ETF Shares for 30 or more consecutive trading days; (2) the value of the target index tracked by the Fund (as identified below) is no longer calculated or available; or (3) such other event shall occur or condition exist that, in the opinion of the AMEX, makes further dealings on the AMEX inadvisable. The AMEX will also delist a Fund's ETF Shares upon termination of the ETF share class.


 Investors that are not Authorized Participants must hold ETF Shares in a brokerage account. As with any security traded on an exchange, purchases and sales of ETF Shares will be subject to usual and customary brokerage commissions.


CONVERSIONS AND EXCHANGES OF VANGUARD U.S. SECTOR FUNDS



Owners of conventional shares issued by an ETF Fund (Admiral Shares) may convert those shares into ETF Shares of equivalent value of the same Fund. Note:
Investors who own conventional shares through a 401(k) plan or other employer-sponsored retirement or benefit plan may not convert those shares into ETF Shares. Vanguard will impose a charge on conversion transactions and reserves the right, in the future, to limit or terminate the conversion privilege. ETF Shares, whether acquired through a conversion or purchased on the open market, cannot be converted into conventional shares of the same Fund. Similarly, ETF Shares of one Fund cannot be exchanged for ETF Shares of another Fund.



 Investors that are not Authorized Participants must hold ETF Shares in a brokerage account. Thus, before converting conventional shares into ETF Shares, an investor must have an existing, or open a new, brokerage account. To initiate a conversion of conventional shares into ETF Shares, an investor must contact his or her broker. The broker may charge a fee, over and above Vanguard's fee, to process a conversion request.


 Converting conventional shares into ETF Shares generally is accomplished as follows. First, after the broker notifies Vanguard of an investor's request to convert, Vanguard will transfer conventional shares from the investor's account with Vanguard to the broker's omnibus account with Vanguard (an account maintained by the broker on behalf of all its customers who hold conventional Vanguard fund shares through the broker). At this point, Vanguard will no longer have any record of the investor; his or her ownership of conventional shares and ETF Shares will be known only to his or her broker. Next, the broker will instruct Vanguard to convert the appropriate number or dollar amount of conventional shares in its omnibus account into ETF Shares of equivalent value, based on the respective net asset values of the two share classes. The Fund's transfer agent will reflect ownership of all ETF Shares in the name of the DTC. The DTC will keep track of which ETF Shares belong to the broker and the broker, in turn, will keep track of which ETF Shares belong to its customers. Because the DTC is unable to handle fractional shares, only whole shares will be converted. For example, if the investor owned 300.250 conventional shares, and this was equivalent in value to 90.750 ETF Shares, the DTC account would receive 90 ETF Shares. Conventional shares worth 0.750 ETF Shares (in this example, that would be 2.481 conventional shares) would remain in the broker's omnibus account with Vanguard. The broker then could either (1) take certain internal actions necessary to credit the investor's account with 0.750 ETF Shares rather than 2.481 conventional shares, or (2) redeem the 2.481 conventional shares at net asset value, in which case the investor would receive cash in lieu of those shares. If the broker chooses to redeem the conventional shares, the investor will realize a gain or loss on the redemption that must be reported on his or her tax return (unless he or she holds the shares in an IRA or other tax-deferred account). Investors should consult their brokers for information on how the brokers will handle the conversion process, including whether they will impose a fee to process a conversion.


 The conversion process works differently if the investor opts to hold ETF Shares through an account at Vanguard Brokerage Services (VBS/(R)/). If the investor converts his or her conventional shares to ETF Shares through VBS, all conventional shares for which he or she requests conversion will be converted into the equivalent amount of ETF Shares. Because no fractional shares will have to be sold, the transaction will be 100% tax-free.


 Here are some important points to keep in mind when converting conventional shares of an ETF Fund into ETF Shares:

- The conversion transaction is nontaxable except, as applicable, to the limited extent described above.

- The conversion process can take anywhere from several days to several weeks, depending on the broker. Vanguard generally will process conversion requests, once received, on the same or next business day. Vanguard imposes conversion blackout windows around the dates when an ETF Fund declares dividends. This is necessary to prevent a shareholder from collecting a dividend from both the conventional share class currently held and also from the ETF share class into which the shares will be converted.

- During the conversion process, the investor will remain fully invested in the Fund's conventional shares, and his or her investment will increase or decrease in value in tandem with the net asset value of those shares.

- During the conversion process, the investor will be able to liquidate all or part of his or her investment by instructing Vanguard or his or her broker (depending on whether his or her shares are held in his or her own account or his or her broker's omnibus account) to redeem his or her conventional shares. After the conversion process is complete, the investor will be able to liquidate all or part of his or her investment by instructing his or her broker to sell his or her ETF Shares.


NO CONVERSIONS OR EXCHANGES OF VANGUARD EXTENDED DURATION TREASURY
ETF SHARES



The conventional share classes of Vanguard Extended Duration Treasury Index Fund are "daily dividend" share classes, which accrue dividends each day, while the ETF share class does not. The ETF Shares treat dividends much like a stock fund, in that the dividends cause the net asset value (NAV) of the ETF Shares to increase. When the dividend is earned (on the "ex-dividend date"), the NAV of the ETF Shares will fall. The differing dividend policy between the conventional and ETF classes of shares prevents Vanguard from offering a conversion privilege.



BOOK ENTRY ONLY SYSTEM


Vanguard ETFs are registered in the name of the DTC or its nominee, Cede &
Co., and deposited with, or on behalf of, the DTC. The DTC is a limited-purpose trust company that was created to hold securities of its participants (the DTC Participants) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own the DTC. More specifically, the DTC is owned by a number of its DTC Participants and by the New York Stock Exchange (NYSE), the AMEX, and the National Association of Securities Dealers (NASD). Access to the DTC system is also available to others such as banks, brokers, dealers, and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the Indirect Participants).


 Beneficial ownership of ETF Shares is limited to DTC Participants, Indirect Participants, and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in ETF Shares (owners of such beneficial interests are referred to herein as Beneficial Owners) is shown on, and the transfer of ownership is effected only through, records maintained by the DTC (with respect to DTC Participants) and on the records of DTC Participants

(with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of ETF Shares.


 Each ETF Fund recognizes the DTC or its nominee as the record owner of all ETF Shares for all purposes. Beneficial Owners of ETF Shares are not entitled to have ETF Shares registered in their names, and will not receive or be entitled to physical delivery of share certificates. Each Beneficial Owner must rely on the procedures of the DTC and any DTC Participant and/or Indirect Participant through which such Beneficial Owner holds its interests, to exercise any rights of a holder of ETF Shares.


 Conveyance of all notices, statements, and other communications to Beneficial Owners is effected as follows. The DTC will make available to the Trust upon request and for a fee a listing of the ETF Shares of each Fund held by each DTC Participant. The Trust shall obtain from each such DTC Participant the number of Beneficial Owners holding ETF Shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement, or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement, or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.


 Share distributions shall be made to the DTC or its nominee as the registered holder of all ETF Shares. The DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants' accounts with payments in amounts proportionate to their respective beneficial interests in ETF Shares of the appropriate Fund as shown on the records of the DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of ETF Shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a "street name," and will be the responsibility of such DTC Participants.


 The Trust has no responsibility or liability for any aspects of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such ETF Shares, or for maintaining, supervising, or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between the DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.


 The DTC may determine to discontinue providing its service with respect to ETF Shares at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action either to find a replacement for the DTC to perform its functions at a comparable cost or, if such replacement is unavailable, to issue and deliver printed certificates representing ownership of ETF Shares, unless the Trust makes other arrangements with respect thereto satisfactory to the AMEX (or such other exchange on which ETF Shares may be listed).


PURCHASE AND ISSUANCE OF ETF SHARES IN CREATION UNITS


The ETF Funds issue and sell ETF Shares only in Creation Units on a continuous basis through the Distributor, without a sales load, at their net asset value next determined after receipt, on any Business Day, of an order in proper form. The ETF Funds will not issue fractional Creation Units.


 A Business Day is any day on which the NYSE is open for business. As of the date of the Prospectus, the NYSE observes the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day (Washington's Birthday), Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.


FUND DEPOSIT



The consideration for purchase of a Creation Unit from an ETF Fund generally consists of the in kind deposit of a designated portfolio of securities (the Deposit Securities) and an amount of cash (the Cash Component) consisting of a Balancing Amount (described below) and a Transaction Fee (also described below). Together, the Deposit Securities and the Cash Component constitute the Fund Deposit.



 The Balancing Amount is an amount equal to the difference between the net asset value (NAV) of a Creation Unit and the market value of the Deposit Securities (the Deposit Amount). It ensures that the NAV of a Fund Deposit (not including the Transaction Fee) is identical to the NAV of the Creation Unit it is used to purchase. If the Balancing Amount is a positive number (i.e., the NAV per Creation Unit exceeds the market value of the Deposit Securities), then that amount will be paid by the purchaser to the Fund in cash. If the Balancing Amount is a negative number (i.e., the NAV per Creation Unit is less than the market value of the Deposit Securities), then that amount will be paid by the Fund to the purchaser in cash (except as offset by the Transaction Fee, described below).


 Vanguard, through the National Securities Clearing Corporation (the NSCC) (discussed below), makes available on each Business Day, immediately prior to the opening of business on the AMEX (currently 9:30 a.m., Eastern time), a list of the names and the required number of shares of each Deposit Security to be included in the current Fund Deposit for each ETF Fund (based on information at the end of the previous Business Day, and subject to possible amendment or correction). The Fund Deposit is applicable, subject to any adjustments as described below, in order to effect purchases of Creation Units of an ETF Fund until such time as the next-announced Fund Deposit composition is made available. Each ETF Fund reserves the right to accept a nonconforming Fund Deposit.



 The identity and number of shares of the Deposit Securities required for a Fund Deposit may change from one day to another to reflect rebalancing adjustments and corporate actions by a Fund, interest payments on underlying bonds, or in response to adjustments to the weighting or composition of the component securities of the relevant target index. In addition, the Trust reserves the right to permit or require the substitution of an amount of cash--i.e., a "cash in lieu" amount--to be added to the Cash Component to replace any Deposit Security that may not be available in sufficient quantity for delivery, may not be eligible for transfer through the Clearing Process (discussed below), or may not be eligible for trading by an Authorized Participant (as defined below) or the investor for which an Authorized Participant is acting. Brokerage commissions incurred in connection with acquisition of Deposit Securities not eligible for transfer through the systems of the DTC and hence not eligible for transfer through the Clearing Process (discussed below) will be an expense of the Fund. However, Vanguard may adjust the Transaction Fee (described below) to protect existing shareholders from this expense.



 All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility, and acceptance for deposit of any securities to be delivered shall be determined by the appropriate ETF Fund, and the Fund's determination shall be final and binding.


PROCEDURES FOR PURCHASING CREATION UNITS



To be eligible to place orders with the Distributor and to purchase Creation Units from an ETF Fund, you must be an Authorized Participant, i.e., a DTC Participant that has executed an agreement with the Distributor governing the purchase and redemption of Creation Units (the Participant Agreement). Investors who are not Authorized Participants must make appropriate arrangements with an Authorized Participant in order to purchase or redeem a Creation Unit. If your broker is not a DTC Participant or has not executed a Participant Agreement, it will have to place your order through an Authorized Participant, which may result in additional charges to you. For a current list of Authorized Participants, contact the Distributor.


     An Authorized Participant may place an order to purchase (or redeem) Creation Units of an ETF Fund either (1) through the Continuous Net Settlement
(CNS) clearing processes of the NSCC as such processes have been enhanced to effect purchases (and redemptions) of Creation Units, such processes being referred to herein as the Clearing Process, or (2) outside the Clearing Process (except for Extended Duration Treasury ETFs). To purchase or redeem through the Clearing Process, an Authorized Participant must be a member of the NSCC that is eligible to use the CNS system. Purchases (and redemptions) of Creation Units cleared through the Clearing Process will be subject to a lower Transaction Fee than those cleared outside the Clearing Process.



 To initiate a purchase order for a Creation Unit, whether through the Clearing Process or outside the Clearing Process, an Authorized Participant must give notice to the Distributor. The order must be in proper form and must be received by the Distributor prior to the closing time of the regular trading session on the NYSE (Closing Time) (ordinarily 4 p.m., Eastern time) to receive that day's NAV. The date on which an order to purchase (or redeem) Creation Units is placed is referred to as the Transmittal Date. Orders must be transmitted by an Authorized Participant by a transmission method acceptable to the Distributor pursuant to procedures set forth in the Participation Agreement.


 Purchase orders effected outside the Clearing Process are likely to require transmittal by the Authorized Participant earlier on the Transmittal Date than orders effected using the Clearing Process. Those persons placing orders outside the Clearing Process should ascertain the deadlines applicable to the DTC and the Federal Reserve Bank wire system by contacting the operations department of the broker or depository institution effectuating such transfer of the Deposit Securities and the Cash Component.



 Neither the Trust, the Distributor, nor any affiliated party will be liable to an investor who is unable to submit a purchase (or redemption) order by Closing Time, even if the problem is the responsibility of one of those parties (e.g., the Distributor's phone systems or fax machines were not operating properly).


 If you are not an Authorized Participant, you must place your purchase order with an Authorized Participant in a form acceptable to such Authorized Participant. In addition, the Authorized Participant may request that you make certain representations or enter into agreements with respect to the order, e.g., to provide for payments of cash when required. You should afford sufficient time to permit proper submission of the order by the Authorized Participant to the Distributor prior to Closing Time on the Transmittal Date.


PLACEMENT OF PURCHASE ORDERS USING CLEARING PROCESS


   U.S. Sector ETFs


For purchase orders placed through the Clearing Process, the Authorized Participant Agreement authorizes the Distributor to transmit through the Transfer Agent or Index Receipt Agent to the NSCC, on behalf of an Authorized Participant, such trade instructions as are necessary to effect the Authorized Participant's purchase order. Pursuant to such trade instructions to the NSCC, the Authorized Participant agrees to deliver the requisite Deposit Securities and the Cash Component to the appropriate ETF Fund, together with such additional information as may be required by the Distributor.


     An order to purchase Creation Units through the Clearing Process is deemed received on the Transmittal Date if (1) such order is received by the Distributor not later than the Closing Time on such Transmittal Date, and (2) all other procedures set forth in the Participant Agreement are properly followed. Such order will be effected based on the NAV of the Fund next determined on that day. An order to purchase Creation Units through the Clearing Process made in proper form but received after Closing Time on the Transmittal Date will be deemed received on the next Business Day immediately following the Transmittal Date and will be effected at the NAV next determined on that day. The Deposit Securities and the Cash Component will be transferred by the third NSCC Business Day following the date on which the purchase request is deemed received.


   Extended Duration Treasury ETFs


An Authorized Participant must deliver the cash and government securities portion of a Fund Deposit through the Federal Reserve's Fedwire System and the corporate securities portion of a Fund Deposit through the DTC. If a Fund Deposit is incomplete on the third Business Day after the trade date (T+3) because of the failed delivery of one or more of the Deposit Securities, the Fund shall be entitled to cancel the purchase order. Alternatively, the Fund may issue a Creation Unit of Vanguard ETF Shares notwithstanding such deficiency in reliance on an Authorized Participant's undertaking to deliver the missing Deposit Securities, which undertaking shall be secured by the Authorized Participant's delivery and maintenance of cash collateral in accordance with the Authorized Participant Agreement.


PLACEMENT OF PURCHASE ORDERS OF U.S. SECTOR ETFS OUTSIDE CLEARING PROCESS


An Authorized Participant that wishes to place an order to purchase Creation Units outside the Clearing Process must state that it is not using the Clearing Process and that the purchase instead will be effected through a transfer of securities and cash directly through the DTC. An order to purchase Creation Units outside the Clearing Process is deemed received by the Distributor on the Transmittal Date if (1) such order is received by the Distributor not later than the Closing Time on such Transmittal Date; and (2) all other procedures set forth in the Participant Agreement are properly followed. If a Fund's custodian does not receive the Deposit Securities and Cash Component by the settlement date (T+3 unless otherwise agreed), the Fund shall be entitled to cancel the purchase order and/or charge the purchaser for any costs (including investment losses, attorney's fees, and interest) sustained by the Fund as a result of the late delivery or failure to deliver.


 An ETF Fund may issue Creation Units to a purchaser before receiving some or all of the Deposit Securities if the purchaser deposits, in addition to the available Deposit Securities and the Cash Component, cash totaling at least 115% of the market value of the undelivered Deposit Securities (the Additional Cash Deposit). The order shall be deemed to be received on the Business Day on which the order is placed provided that the order is placed in proper form prior to Closing Time on such date and federal funds in the appropriate amount are deposited with the custodian by 11 a.m., Eastern time, the following Business Day. If the order is not placed in proper form by 4 p.m., Eastern time, or federal funds in the appropriate amount are not received by 11 a.m., Eastern time, the next Business Day, then the Fund may reject the order and the investor shall be liable to the Fund for losses, if any, resulting therefrom. Pending delivery of the missing Deposit Securities, the purchaser must deposit additional cash with the Fund to the extent necessary to maintain the Additional Cash Deposit in an amount at least equal to 115% of the daily marked-to-market value of the missing Deposit Securities. If the purchaser fails to deliver missing Deposit Securities by 1 p.m. on the third Business Day following the day on which the purchase order is deemed received by the Distributor, or fails to pay additional money to maintain the Additional Cash Deposit at 115% of the marked-to-market value of the missing securities within one Business Day following notification by the Distributor that such a payment is required, the Fund may use the cash on deposit to purchase the missing Deposit Securities. Authorized Participants will be liable to the Fund for the costs incurred by the Fund in connection with any such purchases. These costs will be deemed to include the amount by which the actual purchase price of the Deposit Securities exceeds the market value of such Deposit Securities on the day the purchase order was deemed received by the Distributor, plus the brokerage and related transaction costs associated with such purchases. The Fund will return any unused portion of the Additional Cash Deposit once all of the missing Deposit Securities have been properly received by the custodian or purchased by the Fund. In addition, the Fund will be entitled to collect a transaction fee of $4,000 in all such cases. The delivery of Creation Units so purchased will occur no later than the third Business Day following the day on which the purchase order is deemed received by the Distributor.


REJECTION OF PURCHASE ORDERS


Each of the ETF Funds reserves the absolute right to reject a purchase order transmitted to it by the Distributor. By way of example, and not limitation, an ETF Fund will reject a purchase order if:

- the order is not in proper form;

- the investor(s), upon obtaining the ETF Shares ordered, would own 80% or more of the total combined voting power of all classes of stock issued by the Fund;

- the Deposit Securities delivered are not the same (in name or amount) as disseminated through the facilities of the NSCC for that date by the custodian, as described above;

- acceptance of the Deposit Securities would have certain adverse tax consequences to the Fund;

- acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful;

- acceptance of the Fund Deposit would otherwise, in the discretion of the Fund or Vanguard, have an adverse effect on the Fund or any of its shareholders; or

- circumstances outside the control of the Fund, the Transfer Agent, the custodian, the Distributor, and Vanguard make it for all practical purposes impossible to process the order. Examples of such circumstances include acts of God; public service or utility problems such as fires, floods, extreme weather conditions, and power outages resulting in telephone, telecopy, and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, Vanguard, the Distributor, the DTC, the NSCC, or any other participant in the purchase process, and similar extraordinary events.


 The Distributor shall notify the prospective purchaser of a Creation Unit, and/or the Authorized Participant acting on the purchaser's behalf, of its rejection of the purchaser's order. The ETF Funds, the Transfer Agent, the custodian, and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of a Fund Deposit, nor shall any of them incur any liability for the failure to give any such notification.

TRANSACTION FEE ON PURCHASES OF CREATION UNITS



Each of the ETF Funds imposes a transaction fee (payable to the Fund) to compensate the Fund for the transfer and other transaction costs associated with the issuance of Creation Units. For purchases effected through the Clearing Process, the transaction fee for U.S. Sector ETF Shares is $1,000, and the transaction fee for Extended Duration Treasury ETF Shares is $50, regardless of how many Creation Units are purchased. An additional charge may be imposed for purchases effected outside the Clearing Process. The maximum transaction fees for purchases and redemptions of the U.S. Sector Index Fund ETF Shares are as follows:


    Consumer Discretionary ETF                      $2,166
    Consumer Staples ETF                             1,292
    Energy ETF                                       1,292
    Financials ETF                                   2,458
    Health Care ETF                                  1,795
    Industrials ETF                                  1,848
    Information Technology ETF                       2,219
    Materials ETF                                    1,318
    Telecommunication Services ETF                   1,106
    Utilities ETF                                    1,265



 When an ETF Fund permits a purchaser to substitute cash in lieu of depositing one or more Deposit Securities, the purchaser will be assessed an additional variable charge on the "cash in lieu" portion of its investment. The amount of this variable charge shall be determined by the Fund in its sole discretion, but shall not be more than is reasonably needed to compensate the Fund for the brokerage costs associated with purchasing the relevant Deposit Securities and, if applicable, the estimated market impact costs of purchasing such securities.


REDEMPTION OF ETF SHARES IN CREATION UNITS


ETF Shares may be redeemed only in Creation Units; a Fund will not redeem ETF Shares tendered in less than Creation Unit-size aggregations. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of ETF Shares to constitute a redeemable Creation Unit. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit. Redemption requests in good order will receive the NAV next determined after the request is made.


 An investor tendering a Creation Unit generally will receive redemption proceeds consisting of (1) a basket of Redemption Securities, plus (2) a Cash Redemption Amount equal to the difference between (x) the NAV of the Creation Unit being redeemed, as next determined after receipt of a request in proper form, and (y) the value of the Redemption Securities, less (3) a Redemption Transaction Fee (described below). If the Redemption Securities have a value greater then the NAV of a Creation Unit, the redeeming investor would pay the Cash Redemption Amount to the Fund, rather than receiving such amount from the Fund.


 Vanguard, through the NSCC, makes available immediately prior to the opening of business on the AMEX (currently 9:30 a.m., Eastern time) on each Business Day, the identity of the Redemption Securities that will be used (subject to possible amendment or correction) to satisfy redemption requests received in proper form (as defined below) on that day. The basket of Redemption Securities provided to an investor redeeming a Creation Unit may not be identical to the basket of Deposit Securities required of a investor purchasing a Creation Unit. If a Fund and a redeeming investor mutually agree, the Fund may provide the investor with a basket of Redemption Securities that differs from the composition of the redemption basket published through the NSCC.


 Each ETF Fund reserves the right to deliver cash in lieu of any Redemption Security for the same reason it might accept cash in lieu of a Deposit Security, as discussed above, or if the Fund could not lawfully deliver the security or could not do so without first registering such security under federal or state law.


TRANSACTION FEES ON REDEMPTIONS OF CREATION UNITS


Each of the ETF Funds imposes a transaction fee (payable to the Fund) to compensate the Fund for the transfer and other transaction costs associated with the redemption of Creation Units. For redemptions of the U.S. Sector ETF Shares effected through the Clearing Process, the transaction fee is $1,000, regardless of how many Creation Units are redeemed. An additional charge may be imposed for redemptions effected outside the Clearing Process. The maximum transaction fee for redemptions is shown in the previous table.


 When an ETF Fund permits a redeeming investor to receive cash in lieu of one or more Redemption Securities, the investor will be assessed an additional variable charge on the "cash in lieu" portion of its redemption. The amount of this variable charge shall be determined by the Fund in its sole discretion, but shall not be more than is reasonably needed to compensate the Fund for the brokerage costs associated with selling portfolio securities to raise the necessary cash and, if applicable, the estimated market impact costs of selling such securities.


 Please see the Extended Duration Treasury Index Fund's ETF Shares prospectus for information about the current amount of the Fund's transaction fee.


PLACEMENT OF REDEMPTION ORDERS USING CLEARING PROCESS


To initiate a redemption order for a Creation Unit, an Authorized Participant must submit an order in proper form to the Distributor prior to Closing Time in order to receive that day's NAV. Authorized Participants must transmit orders using a transmission method acceptable to the Distributor pursuant to procedures set forth in the Participant Agreement. Neither the Trust, the ETF Funds, the Distributor, nor any affiliated party will be liable to an investor who is unable to submit a redemption order by Closing Time, even if the problem is the responsibility of one of those parties (e.g., the Distributor's phone or e-mail systems were not operating properly).


 If on T+3 an Authorized Participant has failed to deliver all of the Vanguard ETF Shares it is seeking to redeem, the Fund shall be entitled to cancel the redemption order. Alternatively, the Fund may deliver to the Authorized Participant the full complement of Redemption Securities and cash, notwithstanding such deficiency, in reliance on the Authorized Participant's undertaking to deliver the missing ETF Shares, which undertaking shall be secured by the Authorized Participant's delivery and maintenance of cash collateral in accordance with the Authorized Participant Agreement.



PLACEMENT OF REDEMPTION ORDERS OF U.S. SECTOR ETFS OUTSIDE CLEARING PROCESS


An Authorized Participant that wishes to place an order to redeem a Creation Unit outside the Clearing Process must state that it is not using the Clearing Process and that redemption instead will be effected through a transfer of ETF Shares directly through the DTC. An order to redeem a Creation Unit of an ETF Fund outside the Clearing Process is deemed received on the Transmittal Date if
(1) such order is received by the Fund's Transfer Agent prior to the Closing Time on such Transmittal Date; and (2) all other procedures set forth in the Participant Agreement are properly followed. If the custodian does not receive the required number of ETF Shares from the redeeming investor by the settlement date (T+3 unless otherwise agreed), the Fund shall be entitled to charge the redeeming investor for any costs (including investment losses, attorney's fees, and interest) sustained by the Fund as a result of the late delivery or failure to deliver.



 After the Transfer Agent has deemed an order for redemption outside the Clearing Process received, the Transfer Agent will initiate procedures to transfer the Redemption Securities and the Cash Redemption Amount to the Authorized Participant on behalf of the redeeming Beneficial Owner by the third Business Day following the Transmittal Date on which such redemption order is deemed received by the Transfer Agent.


 The calculation of the value of the Redemption Securities and the Cash Redemption Amount to be delivered upon redemption will be made by the custodian on the Business Day on which a redemption order is deemed received by the Transfer Agent. Therefore, if a redemption order in proper form is submitted to the Transfer Agent by an Authorized Participant prior to the Closing Time on the Transmittal Date, then the value of the Redemption Securities and the Cash Redemption Amount will be determined by the custodian on such Transmittal Date.


 Each of the ETF Funds reserves the right, in its sole discretion, to require or permit a redeeming investor to receive its redemption proceeds in cash. In such cases, the investor would receive a cash payment equal to the NAV of its ETF Shares based on the NAV of those shares next determined after the redemption request is received in proper form (minus a transaction fee, including a charge for cash redemptions, described above).



 If a redeeming investor (or an Authorized Participant through which it is acting) is subject to a legal restriction with respect to a particular security included in the basket of Redemption Securities, such investor may be paid an equivalent amount of cash in lieu of the security. In addition, each ETF Fund reserves the right to redeem Creation Units partially for cash to the extent that the Fund could not lawfully deliver one or more Redemption Securities or could not do so without first registering such securities under federal or state law.

 The right of redemption may be suspended or the date of payment postponed with respect to any ETF Fund (1) for any period during which the NYSE or AMEX is closed (other than customary weekend and holiday closings); (2) for any period during which trading on the AMEX is suspended or restricted; (3i) for any period during which an emergency exists as a result of which disposal of a Fund's ETF Shares or determination of the ETF Shares' NAV is not reasonably practical; or
(4) in such other circumstances as the SEC permits.


                              FINANCIAL STATEMENTS



With the exception of Vanguard Extended Duration Treasury Index Fund, which commenced operations on September 19, 2007, each Fund's Financial Statements for the fiscal period ended August 31, 2006, appearing in the Funds' Annual Reports to Shareholders, and the reports thereon of PricewaterhouseCoopers LLP, an independent registered public accounting firm, also appearing therein, are incorporated by reference in this Statement of Additional Information. For a more complete discussion of each Fund's performance, please see the Funds' Annual and Semiannual Reports to Shareholders, which may be obtained without charge.



                                LEGAL DISCLAIMER


EACH FUND IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY MORGAN STANLEY CAPITAL INTERNATIONAL INC. ("MSCI"), ANY OF ITS AFFILIATES, ANY OF ITS INFORMATION PROVIDERS OR ANY OTHER THIRD PARTY INVOLVED IN, OR RELATED TO, COMPILING, COMPUTING OR CREATING ANY MSCI INDEX (COLLECTIVELY, THE "MSCI PARTIES"). THE MSCI INDEXES ARE THE EXCLUSIVE PROPERTY OF MSCI. MSCI AND THE MSCI INDEX NAMES ARE SERVICE MARK(S) OF MSCI OR ITS AFFILIATES AND HAVE BEEN LICENSED FOR USE FOR CERTAIN PURPOSES BY VANGUARD. NONE OF THE MSCI PARTIES MAKES ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF EACH FUND OR ANY MEMBER OF THE PUBLIC REGARDING THE ADVISABILITY OF INVESTING IN FUNDS GENERALLY OR IN THESE FUNDS PARTICULARLY OR THE ABILITY OF ANY MSCI INDEX TO TRACK CORRESPONDING STOCK MARKET PERFORMANCE. MSCI OR ITS AFFILIATES ARE THE LICENSORS OF CERTAIN TRADEMARKS, SERVICE MARKS AND TRADE NAMES AND OF THE MSCI INDEXES WHICH ARE DETERMINED, COMPOSED AND CALCULATED BY MSCI WITHOUT REGARD TO THESE FUNDS OR THE ISSUER OR OWNER OF THESE FUNDS. NONE OF THE MSCI PARTIES HAS ANY OBLIGATION TO TAKE THE NEEDS OF THE ISSUERS OR OWNERS OF THESE FUNDS INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE MSCI INDEXES. NONE OF THE MSCI PARTIES IS RESPONSIBLE FOR OR HAS PARTICIPATED IN THE DETERMINATION OF THE TIMING OF, PRICES AT, OR QUANTITIES OF THESE FUNDS TO BE ISSUED OR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY WHICH THESE FUNDS ARE REDEEMABLE FOR CASH. NONE OF THE MSCI PARTIES HAS ANY OBLIGATION OR LIABILITY TO THE OWNERS OF THESE FUNDS IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR OFFERING OF THESE FUNDS.


 ALTHOUGH MSCI SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE MSCI INDEXES FROM SOURCES WHICH MSCI CONSIDERS RELIABLE, NONE OF THE MSCI PARTIES WARRANTS OR GUARANTEES THE ORIGINALITY, ACCURACY AND/OR THE COMPLETENESS OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. NONE OF THE MSCI PARTIES MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, LICENSEE'S CUSTOMERS OR COUNTERPARTIES, ISSUERS OF THESE FUNDS, OWNERS OF THESE FUNDS, OR ANY OTHER PERSON OR ENTITY, FROM THE USE OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED HEREUNDER OR FOR ANY OTHER USE. NONE OF THE MSCI PARTIES SHALL HAVE ANY LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS OF OR IN CONNECTION WITH ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. FURTHER, NONE OF THE MSCI PARTIES MAKES ANY EXPRESS OR IMPLIED WARRANTIES OF ANY KIND, AND THE MSCI PARITES HEREBY EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, WITH RESPECT TO ANY MSCI INDEX AND ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL ANY OF THE MSCI PARTIES HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING WITHOUT LIMITATION LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

 NO PURCHASER, SELLER OR HOLDER OF A SECURITY, PRODUCT OR FUND, OR ANY OTHER PERSON OR ENTITY, SHOULD USE OR REFER TO ANY MSCI TRADE NAME, TRADEMARK OR SERVICE MARK TO SPONSOR, ENDORSE, MARKET OR PROMOTE THE SECURITY WITHOUT FIRST CONTACTING MSCI TO DETERMINE WHETHER MSCI'S PERMISSION IS REQUIRED. UNDER NO CIRCUMSTANCES MAY ANY PERSON OR ENTITY CLAIM ANY AFFILIATION WITH MSCI WITHOUT THE PRIOR WRITTEN PERMISSION OF MSCI.



                                                                   SAI023 092007

                                     PART C
                              VANGUARD WORLD FUNDS
                               OTHER INFORMATION

ITEM 23. EXHIBITS

(a) Articles of Incorporation, Amended and Restated Agreement and Declaration of Trust, filed on November 27, 2002, Post-Effective Amendment No. 84, is hereby incorporated by reference.

(b) By-Laws, filed on July 31, 2003, Post-Effective Amendment No. 87, are hereby incorporated by reference.
(c) Instruments Defining Rights of Security Holders, reference is made to Articles III and V of the Registrant's Amended and Restated Agreement and Declaration of Trust, incorporated by reference in Item 23(a) of this Post-Effective Amendment.

(d) Investment Advisory Contracts, for AllianceBernstein L.P.; Baillie Gifford Overseas, LTD; Schroder Investment Management North America Inc.; William Blair & Company L.L.C., filed on December 22, 2006,
        Post-Effective Amendment No. 103; for The Vanguard Group, Inc. provides investment advisory services to the Funds at cost pursuant to the Amended and restated Funds' Service Agreement, refer to Exhibit (h) below.
(e)    Authorized Participant Agreement, is filed herewith.

(f) Bonus or Profit Sharing Contracts, reference is made to the section entitled "Management of the Funds" in the Registrant's Statement of Additional Information.
(g) Custodian Agreements, for Brown Brothers Harriman & Co., filed on January 15, 2004, Post-Effective Amendment No. 93; for Wachovia Bank, and JPMorgan Chase Bank, filed on June 15, 2004, Post-Effective Amendment No. 95; and for Citibank, N.A., filed on December 16, 2005, Post-Effective Amendment No. 101, are hereby incorporated by reference.
(h) Other Material Contracts, Amended and Restated Funds' Service Agreement, filed on November 27, 2002, Post-Effective Amendment No. 84, is hereby incorporated by reference. Indemnity Agreement between The Vanguard Group, Inc., and William Blair & Company, L.L.C., filed on April 19, 2004, Post-Effective Amendment No. 94 is hereby incorporated by reference.
(i)    Legal Opinion, not applicable.

(j) Other Opinions, Consent of Independent Registered Public Accounting Firm, is filed herewith.

(k)    Omitted Financial Statements, not applicable.
(l)    Initial Capital Agreements, not applicable.
(m)    Rule 12b-1 Plan, not applicable.

(n)    Rule 18f-3 Plan, filed on June 25, 2007, Post-Effective Amendment No.
       104.

(o)    Reserved.
(p) Code of Ethics, for Schroder Investment Management North America, Inc., and Schroder Investment Management North America, Ltd., filed on December 4, 2003, Post-Effective Amendment No. 90; for Baillie Gifford Overseas, Ltd, filed on February 6, 2003, Post-Effective Amendment No. 85; AllianceBernstein LP, filed on October 26, 2006, Post-Effective Amendment No. 102; for William Blair & Company, L.L.C., filed on June 15, 2004, Post-Effective Amendment No. 95; and for The Vanguard Group, Inc., filed on October 26, 2006, Post-Effective Amendment No. 102, are hereby incorporated by reference.

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

Registrant is not controlled by or under common control with any person.

ITEM 25. INDEMNIFICATION

The Registrant's organizational documents contain provisions indemnifying trustees and officers against liability incurred in their official capacity.
Article VII, Section 2 of the Declaration of Trust provides that the Registrant may indemnify and hold harmless each and every trustee and officer from and against any and all claims, demands, costs, losses, expenses, and damages whatsoever arising out of or related to the performance of his or her duties as a trustee or officer. However, this provision does not cover any liability to which a Trustee or officer would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office. Article VI of the By-Laws generally provides that the Registrant shall indemnify its trustees and officers from any liability arising out of their past or present service in that capacity. Among other things, this provision excludes any liability arising by reason of willful misfeasance, bad faith, gross negligence, or the reckless disregard of the duties involved in the conduct of the trustee's or officer's office with the Registrant.


ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

AllianceBernstein L.P. (AllianceBernstein), is an investment adviser registered under the Advisers Act. The list required by this Item 26 of officers and partners of AllianceBernstein, together with any information as to any business profession, vocation or employment of a substantial nature engaged in by such officers and partners during the past two years, is incorporated herein by reference to Schedules B and D of Form ADV filed by AllianceBernstein pursuant to the Advisers Act (SEC File No. 801-56720).

William Blair & Company, L.L.C. (William Blair & Company), is an investment adviser registered under the Advisers Act. The list required by this Item 26 of officers and directors of William Blair & Company, together with any information as to any business profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated herein by reference to Schedules B and D of Form ADV filed by William Blair & Company pursuant to the Advisers Act (SEC File No. 801-688).

Schroder Investment Management North America, Inc. (Schroder), is an investment adviser registered under the Advisers Act. The list required by this Item 26 of officers and directors of Schroder, together with any information as to any business profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated herein by reference to Schedules B and D of Form ADV filed by Schroder pursuant to the Advisers Act (SEC File No. 801-15834).

Baillie Gifford Overseas Ltd (Baillie Gifford) is an investment adviser registered under the Advisers Act. The list required by this Item 26 of officers and directors of Baillie Gifford, together with any information as to any business profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules B and D of Form ADV filed by Baillie Gifford pursuant to the Advisers Act (SEC File No. 801-21051).

The Vanguard Group, Inc. (Vanguard) is an investment adviser registered under the Advisers Act. The list required by this Item 26 of officers and directors of Vanguard, together with any information as to any business profession, vocation, or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated herein by reference from Schedules B and D of Form ADV filed by Vanguard pursuant to the Advisers Act (SEC File No. 801-11953).


ITEM 27. PRINCIPAL UNDERWRITERS

(a)Vanguard Marketing Corporation, a wholly-owned subsidiary of The Vanguard Group, Inc., is the principal underwriter of each fund within the Vanguard group of investment companies, a family of 36 investment companies with more than 140 funds.

(b)The principal business address of each named director and officer of Vanguard Marketing Corporation is 100 Vanguard Boulevard, Malvern, PA 19355.



Name                        Positions and Office with Underwriter                   Positions and Office with Funds
----                        -------------------------------------                   -------------------------------
R. Gregory Barton           Director and Senior Vice President                      None

John J. Brennan             Director                                                Trustee, Chairman, President, and Chief
                                                                                    Executive Officer
Mortimer J. Buckley         Director and Senior Vice President                      None

F. William McNabb III       Director and Senior Vice President                      None

Michael S. Miller           Director and Managing Director                          None

Ralph K. Packard            Director                                                None

George U. Sauter            Director and Senior Vice President                      None

Heidi Stam                  Director and Senior Vice President                      Secretary

Richard D. Carpenter        Treasurer                                               None

David L. Cermak             Principal                                               None

Joseph Colaizzo             Financial and Operations Principal and Assistant        None
                            Treasurer
Patti Colby                 Principal                                               None

Michael L. Kimmel           Secretary                                               None

Sean P. Hagerty             Principal                                               None

A. Kimberly Lynch           Assistant Treasurer                                     None

Brian P. McCarthy           Senior Registered Options Principal                     None

Deborah McCracken           Assistant Secretary                                     None

Miranda O'Keefe             Compliance Registered Options Principal                 None

Joseph F. Miele             Registered Municipal Securities Principal               None

Jane K. Myer                Principal                                               None

Pauline C. Scalvino         Chief Compliance Officer                                Chief Compliance Officer



(c)Not Applicable.


ITEM 28. LOCATION OF ACCOUNTS AND RECORDS

All accounts, books and other documents required to be maintained by Section 31
(a) of the 1940 Act and the Rules thereunder will be maintained at the offices of the Registrant, 100 Vanguard Boulevard, Malvern, Pennsylvania 19355; the Registrant's Transfer Agent, The Vanguard Group, Inc., 100 Vanguard Boulevard, Malvern, Pennsylvania 19355; and the Registrant's custodians, Citibank, N.A., 111 Wall Street, New York, New York 10005, JPMorgan Chase Bank, 270 Park Avenue, New York, New York 10017-2070, and Wachovia Bank, N.A. 123 S. Broad Street, PA4942, Philadelphia, Pennsylvania 19109.


ITEM 29. MANAGEMENT SERVICES

Other than as set forth in the section entitled "Management of the Funds" in Part B of this Registration Statement, the Registrant is not a party to any management-related service contract.


ITEM 30. UNDERTAKINGS

Not Applicable

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant hereby certifies that it meets all the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Town of Valley Forge and the Commonwealth of Pennsylvania, on the 22nd day of August, 2007.

                                        VANGUARD WORLD FUNDS

                                   BY:_____________(signature)________________

                                                   (HEIDI STAM)
                                                 JOHN J. BRENNAN*
                                       CHAIRMAN AND CHIEF EXECUTIVE OFFICER

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated:

           SIGNATURE                         TITLE                       DATE
   --------------------------------------------------------------------------------

By:----------------------------President, Chairman, Chief           August 22, 2007
      /S/ JOHN J. BRENNAN      Executive Officer, and Trustee
          (Heidi Stam)
        John J. Brennan*
By:----------------------------Trustee                              August 22, 2007
      /S/ CHARLES D. ELLIS
          (Heidi Stam)
       Charles D. Ellis*
By:----------------------------Trustee                              August 22, 2007
       /S/ RAJIV L. GUPTA
          (Heidi Stam)
        Rajiv L. Gupta*
By:----------------------------Trustee                              August 22, 2007
        /S/ AMY GUTMANN
          (Heidi Stam)
          Amy Gutmann*
By:----------------------------Trustee                              August 22, 2007
   /S/ JOANN HEFFERNAN HEISEN
          (Heidi Stam)
    JoAnn Heffernan Heisen*
By:----------------------------Trustee                              August 22, 2007
      /S/ ANDRE F. PEROLD
          (Heidi Stam)
        Andre F. Perold*
By:----------------------------Trustee                              August 22, 2007
   /S/ ALFRED M. RANKIN, JR.
          (Heidi Stam)
     Alfred M. Rankin, Jr.*
By:----------------------------Trustee                              August 22, 2007
     /S/ J. LAWRENCE WILSON
          (Heidi Stam)
      J. Lawrence Wilson*
By:----------------------------Treasurer and Principal              August 22, 2007
     /S/ THOMAS J. HIGGINS     Financial Office and Principal
          (Heidi Stam)         Accounting Officer
       Thomas J. Higgins*

*By Power of Attorney. Filed on August 22, 2007, see File Number 333-145624.
 Incorporated by Reference.

                                 EXHIBIT INDEX

Authorized Participant Agreement. . . . . . . . . . . . . . . Ex-99

Consent of Independent Registered Public Accounting Firm. . . Ex-99.J